Filed Pursuant to Rule 497(b)
File No. 333-251313

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

200 South Wacker Drive, Suite 500

Chicago, Illinois 60606

January 19, 2021

Dear Shareholders:

You are being asked to consider and vote on a proposed merger transaction involving Duff & Phelps Utility and Corporate Bond Trust Inc. (NYSE: DUC) and DNP Select Income Fund Inc. (NYSE: DNP), each a Maryland corporation (respectively, “DUC” and “DNP,” and together, the “Funds” and each a “Fund”). Detailed information about the proposed merger transaction is contained in the accompanying materials.

The Board of Directors of DUC has called a special meeting of shareholders (the “Special Meeting”) of DUC to be held on February 22, 2021, at 12:00 p.m. (Central Time), in order to vote on the proposal described in the attached Proxy Statement/Prospectus. As part of our effort to maintain a safe and healthy environment, the Special Meeting will be held by audio teleconference at (833) 640-7723 (U.S., toll free) and (409) 217-8170 (international, caller-paid), rather than in person.

At the Special Meeting, shareholders of DUC will be asked to consider and vote on a proposal to approve the merger of DUC with and into DNP in accordance with the Maryland General Corporation Law (the “Merger”). I encourage you to take the time to read the accompanying Proxy Statement/Prospectus and vote your shares. Your vote is vital to the outcome of the proposal.

The proposal is described in more detail in the accompanying Proxy Statement/Prospectus. Each Fund’s Board of Directors believes that the proposed Merger is in the best interests of the Fund and its shareholders. Only the shareholders of DUC will vote on the Merger; shareholders of DNP are not being asked to vote on the Merger. The Board of Directors of DUC unanimously recommends that you vote “FOR” the proposal.

YOUR VOTE COUNTS, AND A DELAY IN VOTING CAN POTENTIALLY ADD TO THE COST OF THIS PROXY SOLICITATION. PLEASE CAST YOUR BALLOT TODAY — ONLINE, BY TELEPHONE OR BY MAIL — BY FOLLOWING THE INSTRUCTIONS ON THE ACCOMPANYING PROXY CARD.

If you have any questions, please call (833) 892-6624 between 10:00 a.m. and 8:00 p.m. Eastern Time, Monday through Friday.

Your vote is important. Please take a moment after reviewing the accompanying materials to vote your shares. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Di Costa Partners LLC reminding you to vote your shares.

Sincerely,

Nathan I. Partain
President and Chief Executive Officer
Duff & Phelps Utility and Corporate Bond Trust Inc. DNP Select Income Fund Inc.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

200 South Wacker Drive, Suite 500

Chicago, Illinois 60606

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on February 22, 2021

Notice is hereby given that a special meeting of shareholders (the “Special Meeting”) of Duff & Phelps Utility and Corporate Bond Trust Inc. (“DUC”) will be held on February 22, 2021, at 12:00 p.m. (Central Time) for the following purposes:

1.

Consideration of and voting on a proposal to approve and adopt the agreement and plan of merger, dated as of November 23, 2020 (as the same may be amended from time to time, the “Merger Agreement”), by and between DUC and DNP Select Income Fund Inc., a Maryland corporation (“DNP”); and

2.	Such other business as may properly come before the meeting, or any adjournment or postponement thereof.

Shareholders of DUC are being asked to consider and vote upon a proposal to approve the Merger Agreement, which provides for DUC to merge with and into DNP in accordance with the Maryland General Corporation Law, and for the termination of DUC’s registration under the Investment Company Act of 1940.

Shareholders of record of DUC at the close of business on December 22, 2020 are entitled to vote at the Special Meeting and at any adjournments or postponements thereof.

As part of our effort to maintain a safe and healthy environment, the Special Meeting will be held by audio teleconference at (833) 640-7723 (U.S., toll free) and (409) 217-8170 (international, caller-paid), rather than in person.

For the Board of Directors of DUC,

WILLIAM J. RENAHAN
Secretary

January 19, 2021

SHAREHOLDERS, WE NEED YOUR PROXY VOTE IMMEDIATELY.

YOUR VOTE IS VITAL. THE SPECIAL MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF FEWER THAN A MAJORITY OF THE SHARES ELIGIBLE TO VOTE ARE REPRESENTED. IN THAT EVENT, WE WOULD ADJOURN THE MEETING AND CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO OBTAIN A QUORUM. TO AVOID THE EXPENSE OF AND THE POSSIBLE DELAY CREATED BY SUCH A SOLICITATION, PLEASE VOTE YOUR PROXY IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

IMPORTANT NEWS FOR SHAREHOLDERS

The accompanying combined Proxy Statement/Prospectus (the “Proxy Statement/Prospectus”) describes a proposal to merge Duff & Phelps Utility and Corporate Bond Trust Inc. (“DUC”) with and into DNP Select Income Fund Inc. (“DNP” and, collectively with DUC, the “Funds” and each a “Fund”), in accordance with the Maryland General Corporation Law.

While we encourage you to read the full text of the accompanying Proxy Statement/Prospectus for more complete information about the proposed Merger (as defined below), the following is a brief overview.

QUESTIONS & ANSWERS REGARDING THE SPECIAL MEETING AND PROPOSED MERGER

Question 1.    Why did you send me these materials?

Answer:    These materials have been sent to you because you owned shares of DUC, either directly or beneficially, as of December 22, 2020, which is the record date for determining the shareholders of DUC entitled to notice of and to vote at the special meeting of shareholders of DUC and any postponements or adjournments thereof  (the “Special Meeting”). The Board of Directors of DUC (the “DUC Board”) urges you to review the information contained in these materials before voting on the proposal that will be presented at the Special Meeting.

Question 2.    Why is the shareholder meeting being held?

Answer:    At the Special Meeting, you are being asked to vote on a proposal to merge DUC with and into DNP in accordance with the Maryland General Corporation Law (the “Merger”) and to approve the related Agreement and Plan of Merger.

Question 3.    How would the Merger affect me?

Answer:    If the Merger is consummated, DUC will be merged with and into DNP, with DNP as the surviving Fund, and shareholders of DUC will become shareholders of DNP.

In the Merger, holders of common stock of DUC, par value $0.01 per share (“DUC Common Shares”), will receive newly-issued shares of common stock of DNP, par value $0.001 per share (“DNP Common Shares”). DUC will then terminate its registration under the Investment Company Act of 1940, as amended (the “1940 Act”). The aggregate net asset value (“NAV”) (not the market value) of DNP Common Shares received by DUC shareholders in the Merger will equal the aggregate NAV (not the market value) of DUC Common Shares held by DUC shareholders immediately prior to the Merger, less the portion of the costs of the Merger paid by DUC. DNP will continue to operate after the Merger as a registered, diversified, closed-end investment company with the investment objectives and policies as described in the Proxy Statement/Prospectus.

Question 4.    How does the DUC Board recommend that I vote?

Answer:    The DUC Board, including all of the directors who are not “interested persons” (as defined in the 1940 Act) of DUC (the “Independent Directors”), unanimously recommends that shareholders vote FOR the Merger proposal. If you return your proxy card without an indication as to how you wish to vote, the representatives holding proxies will vote in accordance with the recommendations of the DUC Board.

i

Question 5.    Why is the DUC Board recommending that I vote for the Merger?

Answer:    As discussed more fully in the Proxy Statement/Prospectus, the DUC Board expects the Merger to benefit DUC shareholders in a number of ways, including but not limited to:

•

that the Merger will treat all DUC shareholders equally and provide them with the potential for appreciation in the market value of their investment in light of the recent history of the DUC Common Shares trading at a discount to NAV (prior to the announcement of the proposed Merger), compared with the DNP Common Shares trading at a premium to NAV approximately 98% of the time since 2000;

•	the expectation that DUC shareholders will have enhanced liquidity in the combined Fund, which will be a larger fund with a larger daily trading volume; and

•

the expectation that the distribution policy of the combined Fund will be the same as DNP’s current distribution policy, which targets a distribution that is fixed at $0.065 per share each month, as compared to DUC’s current distribution of $0.05 per share each month.

In addition, the Merger Agreement was entered into and the Merger is being recommended by the DUC Board pursuant to a standstill agreement (the “Standstill Agreement”) between DUC and its largest shareholder, Karpus Management Inc. (“Karpus”). For further information regarding the Standstill Agreement, please see “Additional Information About the Proposed Merger — Background on Standstill Agreement with Karpus” in the accompanying Proxy Statement/Prospectus.

Question 6.    How similar are the Funds?

Answer:    Each Fund is a Maryland corporation that is registered under the 1940 Act as a diversified closed-end management investment company, and each Fund is advised by Duff & Phelps Investment Management Co. (the “Investment Adviser”). Both Funds are income-oriented funds, although DUC is a fixed-income fund and DNP is a fund that includes both fixed-income and equity investments.

DUC’s investment objective is to seek high current income consistent with investing in securities of investment grade quality. DUC seeks to achieve its objective by investing substantially all of its assets in a diversified portfolio of utility income securities, corporate income securities, mortgage-backed securities and asset-backed securities. In normal market conditions, at least 80% of DUC’s total assets must be invested, in the aggregate, in utility and corporate bonds, and at least 25% of DUC’s total assets must be invested in utility income securities. DUC does not invest 25% or more of its total assets in corporate mortgage-backed securities. All of DUC’s investments must be, at the time of investment, (i) rated investment grade by S&P, rated investment grade by Moody’s or similarly rated by any other nationally recognized statistical rating organization or (ii) with respect to no more than 10% of DUC’s total assets, unrated but determined by the Investment Adviser to be of comparable credit quality to obligations rated investment grade.

DNP’s investment objectives are to seek current income and long-term growth of income, with capital appreciation as a secondary objective. DNP seeks to achieve its objectives by investing primarily in a diversified portfolio of equity and fixed income securities of companies in the public utilities industry. Under normal conditions, more than 65% of DNP’s total assets will be invested in securities of public utility companies engaged in the production, transmission or distribution of electric energy, gas or telephone services. DNP may invest in the securities of domestic and foreign issuers as well as in securities of companies of any market capitalization, including small and mid-cap common and preferred stocks. DNP may not invest more than 25% of its total assets (valued at the time of investment) in securities of companies engaged principally in any one industry other than the public utilities industry, nor have more than 20% invested in foreign issuers. DNP will purchase a fixed income security only if, at the time of purchase, it is (i) rated investment grade by at least two nationally recognized statistical rating organizations, or (ii) determined by Investment Adviser to be of investment grade and not rated below investment grade by any of the aforementioned rating services.

Each Fund currently achieves leverage through a floating rate committed credit facility maintained by the Fund from a commercial bank. The terms of each Fund’s credit facility are substantially similar. In addition, DNP also achieves leverage through a combination of fixed- and floating-rate instruments, consisting of preferred stock and secured notes.

Please see the Proxy Statement/Prospectus for additional information regarding each Fund.

Question 7.    How will the amount of each Fund’s distribution be affected by the Merger?

Answer:    Both Funds pay monthly distributions to their shareholders. DUC’s monthly distribution has been $0.050 per share since January 2020, and DNP’s monthly distribution has been $0.065 per share since July 1997. DNP’s managed distribution plan, which was adopted in February 2007 and will continue in effect after the Merger, targets a monthly distribution of $0.065 per share. Accordingly, although the distribution rate is always subject to change due to unforeseen circumstances, we do not currently anticipate that the Merger will result in a decrease in DNP’s monthly distribution.

As described in response to Question 10 below, DUC is expected to distribute, prior to the Merger, all undistributed net investment income and net realized capital gains, if any exist. This distribution may include a return of capital. Returns of capital are not subject to taxation, but have the effect of reducing shareholders’ tax basis in their shares so that, when the shares are ultimately sold, they will have properly accounted for the return of capital. Such an adjustment may cause a shareholder’s gain to be greater, or loss to be smaller, depending on the sales proceeds received.

Question 8.    How will the frequency and timing of each Fund’s distribution be affected by the Merger?

Answer:    Both DUC and DNP pay a monthly distribution, but on a different schedule. DUC makes its distribution on the last business day of each month to shareholders of record on the 15th day of the same month. DNP makes its distribution on the 10th day of each month to shareholders of record on the last business day of the preceding month. Following the Merger, monthly distributions will be made according to the DNP schedule, since DNP will be the surviving fund in the Merger.

DUC shareholders will receive twelve distributions during the 2021 calendar year, but due to the different distribution schedules described above, the time interval between the final DUC distribution before the Merger and the first DNP distribution after the Merger will be longer than 30 days. For example, if the Merger is consummated on March 5, 2021, the final DUC distribution will be paid on February 26th (record date: February 16th) and the first DNP distribution will be paid on April 12th (record date: March 31st).

Question 9.    How will the composition of each Fund’s distribution be affected by the Merger?

Answer:    DNP’s managed distribution plan permits it to utilize a combination of net investment income, realized net capital gains and/or return of capital to maintain its current monthly distribution rate of $0.065 per share. DUC does not have a managed distribution plan and historically has adjusted its monthly distribution rate up or down in response to the level of net investment income available for distribution in a given calendar year. Accordingly, after the Merger, DUC shareholders will receive a monthly distribution sourced from a combination of net investment income, realized net capital gains and/or return of capital. Please see “Managed Distribution Plan” in the accompanying Proxy Statement/Prospectus for further information.

Question 10.    Will I have to pay federal income tax as a result of the Merger?

Answer:    The Merger is intended to qualify as a U.S. tax-free reorganization for U.S. federal income tax purposes, and as a condition to closing, the Funds will receive an opinion from Mayer Brown LLP, as the Funds’ legal counsel, that the Merger will qualify as a tax-free transaction. If the Merger so qualifies, in general, shareholders are not expected to recognize any gain or loss for U.S. federal income tax purposes as a result of the Merger.

On or prior to the closing date of the Merger (the “Closing Date”), DUC may declare a distribution to its shareholders for the purpose of distributing to DUC’s shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and all of its net capital gains, through the Closing Date, and such portion of its net tax-exempt interest income as is necessary to ensure that DUC maintains its regulated investment company status at all times up to and including the Closing Date. Such a distribution may be taxable to DUC’s shareholders for federal income tax purposes.

Shareholders should consult their own tax advisers regarding the federal income tax consequences of the Merger and the possible distribution from DUC, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.

Question 11.    How will approval of the Merger affect Fund fees and expenses?

Answer:    The fee table in the section of the accompanying Proxy Statement/Prospectus captioned “Effect of the Merger on Fund Expenses” compares the estimated fees and expenses of DNP and DUC as of October 31, 2020 and shows the estimated fees and expenses of the combined fund, on a pro forma basis, as of the same date. That table indicates that the estimated annual expenses of DUC as of October 31, 2020 were 1.79% of net assets attributable to common stock, and that the estimated annual expenses of the combined fund as of October 31, 2020, on a pro forma basis after giving effect to the Merger, would have been 1.99% of net assets attributable to common stock. In most years, the historical operating expense ratios of DUC and DNP have been similar, although they have differed to some extent in certain years due to specific reasons pertaining to that year.

The “Financial Highlights” table in the accompanying Proxy Statement/Prospectus shows the expense ratios for each Fund for each of the most recent five fiscal years, both with and without the cost of leverage. The most recent fiscal year ended October 31, 2020 is an example of a year when the two Funds’ expense ratios differed for specific reasons. In the fiscal year ended October 31, 2020, when the cost of leverage is excluded, DUC’s operating expense ratio was higher than DNP’s, due to the shareholder activism that DUC faced during the year. By contrast, when the cost of leverage is included, DNP’s operating expense ratio was higher than DUC’s, because DUC’s cost of leverage benefited from the decline in interest rates to a greater extent than DNP’s cost of leverage did (because DUC’s leverage is 100% floating-rate, whereas DNP’s leverage is a mix of fixed- and floating-rate instruments). On the other hand, in certain prior years when interest rates were rising, DNP’s mix of fixed- and floating-rate leverage resulted in DNP’s leverage having a lower cost relative to DUC’s leverage. Please see the section on “Use of Leverage” in the accompanying Proxy Statement/Prospectus.

If the shareholders of DUC approve the Merger, the operating expense ratios of the combined Fund are not expected to differ materially from what the operating expense ratios would have been for DUC on a standalone basis — except to the extent that specific factors that we cannot predict, such as rising or falling interest rates, would have affected DUC and DNP differently, as discussed above. It is currently expected that once the Merger is consummated, on a go-forward basis the combined Fund will have DNP’s mix of fixed- and floating-rate leverage, and accordingly would be expected to benefit less from a decline in interest rates as compared to DUC’s current leverage composition, and would experience relatively less detriment from rising interest rates as compared to DUC’s current leverage composition. It is important to note that the Boards of DNP and DUC review the amount and type of leverage utilized by the Funds on at least a quarterly basis, and the leverage used by the combined Fund may vary depending upon a number of factors, including the Investment Adviser’s outlook for the market and the costs that the combined Fund would incur as a result of such leverage. Accordingly, there can be no assurance that, if the Merger is consummated, the combined Fund will continue to utilize a mix of fixed- and floating-rate instruments in the future.

DNP will be the accounting survivor of the Merger, meaning its operating history will be used for financial reporting purposes.

Question 12.    Who will pay the expenses of the Merger?

Answer:    Expenses in connection with the Merger, including the costs associated with the Special Meeting, will be paid solely by DUC. Such costs are estimated to be approximately $500,000.

Question 13.    When would the Merger take place?

Answer:    If the required approval is obtained from the shareholders of DUC at the Special Meeting on February 22, 2021, the Merger will become effective on the Closing Date, which is expected to be on or around March 5, 2021.

Question 14.    Will I have to pay any sales load, commissions or similar fees in connection with the Merger?

Answer:    No, you will not be charged any sales load, commissions or similar fees in connection with the Merger. To the extent you participate in the Distribution Reinvestment and Cash Purchase Plan of DNP, as described in the accompanying Proxy Statement/Prospectus, you will not pay commissions on DNP Common Shares issued directly by DNP, but you will pay a per share fee in connection with any purchases of DNP Common Shares made by the plan agent for reinvestment of distributions and voluntary cash payments.

Question 15.    What happens if the Merger is not approved by DUC shareholders?

Answer:    The Merger requires the approval of the holders of a majority of DUC’s outstanding shares. Pursuant to the Standstill Agreement, Karpus has agreed to vote all of its DUC Common Shares in favor of approval of the Merger Agreement. Based on the most recent Schedule 13D/A filed by Karpus, Karpus owns approximately 38.04% of the DUC Common Shares outstanding as of the record date for the Special Meeting.

If the Merger is not approved by shareholders, the Merger will not occur and DUC and DNP will continue as separate investment companies. The DUC Board and the Board of Directors of DNP (the “DNP Board”) will then consider such alternatives as each of them determines to be in the best interests of shareholders, including further solicitation of shareholders or re-proposing the Merger. Failure to successfully complete the Merger will also result in the termination of the Standstill Agreement, which may result in Karpus presenting certain shareholder proposals at DUC’s next annual shareholder meeting, including a proposal to nominate two candidates for election as directors, a proposal to terminate DUC’s investment advisory agreement with the Investment Adviser, and a non-binding proposal to declassify the DUC Board and cause all directors to stand for election each year instead of serving staggered three-year terms.

Question 16.    How can I vote my shares?

Answer:    You may authorize your proxy by mail, phone or internet. To authorize your proxy by mail, please mark your vote on the accompanying proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to authorize your proxy by phone or internet, please refer to the instructions found on the proxy card accompanying this Proxy Statement/Prospectus.

Question 17.    What if I want to revoke my proxy?

Answer:    Shareholders who execute proxy cards or record their voting instructions via telephone or the Internet may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Fund, by delivering a subsequently dated proxy (including via telephone or the Internet) prior to the date of the Special Meeting. Merely attending the Special Meeting, however, will not revoke a previously submitted proxy.

Question 18.    How will a quorum be established for the Special Meeting?

Answer:    The presence in person or by proxy of shareholders entitled to vote a majority of DUC’s outstanding shares will constitute a quorum.

Broker non-votes and abstentions will be included in determining the existence of a quorum at the Special Meeting. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a

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particular matter because (i) the broker does not have discretionary voting power with respect to that matter and (ii) has not received instructions from the beneficial owner. All of the matters to be considered at the Special Meeting are “non-routine,” which means that a broker is not permitted to exercise its discretion to vote shares in customer accounts without instructions from the customer.

Question 19.    Will my vote make a difference?

Answer:    Yes. Your vote is important and makes a difference in the governance of DUC, no matter how many shares you own. Your prompt response will help ensure that the Merger can be implemented, and will help the Funds to expedite this transition and avoid additional solicitation costs. We encourage all shareholders to participate in the governance of DUC.

Question 20.    Will anyone be contacting me regarding my vote?

Answer:    DUC has retained a proxy solicitor, Di Costa Partners LLC, who may contact you regarding your vote.

Question 21.    Who should I call if I have questions?

Answer:    If you have questions about the Merger proposal or about voting procedures, please call DUC’s proxy solicitor, Di Costa Partners LLC, toll free at (833) 892-6624.

Dated January 19, 2021

PROXY STATEMENT/PROSPECTUS

Relating to the Merger of

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

with and into

DNP SELECT INCOME FUND INC.

200 South Wacker Drive, Suite 500

Chicago, Illinois 60606

1-800-338-8214

This combined proxy statement/prospectus (“Proxy Statement/Prospectus”) is being furnished in connection with a solicitation of proxies by the Board of Directors of Duff & Phelps Utility and Corporate Bond Trust Inc. (“DUC”) for a special meeting of shareholders of DUC, and at any and all adjournments or postponements thereof  (the “Special Meeting”). The Special Meeting is scheduled to be held on February 22, 2021, at 12:00 p.m. (Central Time) to consider the items set forth in the accompanying Notice of Special Meeting of Shareholders and discussed in greater detail elsewhere in this Proxy Statement/Prospectus. Shareholders of record of DUC at the close of business on December 22, 2020 are entitled to receive notice of and to vote at the Special Meeting.

The Special Meeting will be held by audio teleconference at (833) 640-7723 (U.S., toll free) and (409) 217-8170 (international, caller-paid), rather than in person. The decision to have the Special Meeting by audio teleconference was made by DUC’s Board of Directors to mitigate potential risks to the health and safety of its shareholders, directors and advisory and administrative personnel.

At the Special Meeting, DUC shareholders are being asked to vote on a proposed merger pursuant to an Agreement and Plan of Merger by and between DUC and DNP Select Income Fund Inc. (“DNP” and, collectively with DUC, the “Funds” and each a “Fund”), which provides for DUC to merge with and into DNP in accordance with the Maryland General Corporation Law (the “Merger”) and for the termination of DUC’s registration under the Investment Company Act of 1940, as amended (the “1940 Act”).

This Proxy Statement/Prospectus, along with the Notice of Special Meeting of Shareholders and the proxy card, is being mailed to shareholders of record on or about January 19, 2021. This Proxy Statement/Prospectus explains what you should know before voting on the proposed Merger or investing in DNP, a diversified, closed-end registered management investment company. Please read it carefully and keep it for future reference.

As discussed more fully in this Proxy Statement/Prospectus, the Board of Directors of DUC expects the proposed Merger to benefit DUC shareholders in a number of ways, including but not limited to:

•

that the Merger will treat all DUC shareholders equally and provide them with the potential for appreciation in the market value of their investment in light of the recent history of DUC’s common stock trading at a discount to net asset value (“NAV”) (prior to the announcement of the proposed Merger), compared with DNP’s common stock trading at a premium to NAV approximately 98% of the time since 2000;

•	the expectation that DUC shareholders will have enhanced liquidity in the combined Fund, which will be a larger fund with a larger daily trading volume; and

•

the expectation that the distribution policy of the combined Fund will be the same as DNP’s current distribution policy, which targets a distribution that is fixed at $0.065 per share each month, as compared to DUC’s current distribution of $0.05 per share each month.

In the Merger, DUC will merge with and into DNP, and holders of common stock of DUC, par value $0.01 per share (“DUC Common Shares”), will receive newly issued shares of common stock of DNP, par value $0.001 per share (“DNP Common Shares”). DUC will then terminate its registration under the 1940 Act. The aggregate NAV (not the market value) of DNP Common Shares received by DUC investors in the Merger will equal the aggregate NAV (not the market value) of DUC Common Shares held by DUC investors immediately prior to the Merger, less the costs of the Merger paid by DUC. DNP will continue to operate after the Merger as a registered, diversified, closed-end investment company with the investment objectives and policies described in this Proxy Statement/Prospectus.

The Merger Agreement requires the approval of the holders of a majority of DUC’s outstanding shares. Pursuant to a standstill agreement (the “Standstill Agreement”) that DUC has entered into with its largest shareholder, Karpus Management Inc. (“Karpus”), Karpus has agreed to vote all of its DUC Common Shares in favor of approval of the Merger Agreement. Based on the most recent Schedule 13D/A filed by Karpus, Karpus owns approximately 38.04% of the DUC Common Shares outstanding as of the record date for the Special Meeting. If the Merger is not approved by shareholders, the Merger will not occur and DUC and DNP will continue as separate investment companies. The Board of Directors of DUC and DNP (each, a “Board” and collectively, the “Boards”) will then consider such alternatives as each of them determines to be in the best interests of shareholders, including further solicitation of shareholders or re-proposing the Merger. Failure to successfully complete the Merger will also result in the termination of the Standstill Agreement, which may result in Karpus presenting certain shareholder proposals at DUC’s next annual shareholder meeting, including a proposal to nominate two candidates for election as directors, a proposal to terminate DUC’s investment advisory agreement with the Investment Adviser, and a non-binding proposal to declassify the DUC Board and cause all directors to stand for election each year instead of serving staggered three-year terms. Please see “Additional Information About the Proposed Merger — Background on Standstill Agreement with Karpus” later in this Proxy Statement/Prospectus.

The following documents have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated into this Proxy Statement/Prospectus by reference:

•	A Statement of Additional Information, dated January 19, 2021 relating to this Proxy Statement/Prospectus (the “Statement of Additional Information”);

•	The audited financial statements and the financial highlights for DUC contained in the Fund’s annual report for the fiscal year ended October 31, 2020; and

•	The audited financial statements and the financial highlights for DNP contained in the Fund’s annual report for the fiscal year ended October 31, 2020.

Copies of the foregoing may be obtained without charge by calling the Funds’ administrator toll-free at (833) 604-3163 and are also available on each Fund’s web site at www.dpimc.com/duc (for DUC) and www.dpimc.com/dnp (for DNP). The address of the principal executive offices of the Funds is 200 South Wacker Drive, Suite 500, Chicago, Illinois 60606, and the telephone number is 1-800-338-8214.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and in accordance therewith file reports, proxy statements, proxy materials and other information with the SEC. Materials filed with the SEC can be viewed or downloaded from the SEC’s website at www.sec.gov.

The DUC Common Shares are listed on the New York Stock Exchange (the “NYSE”) under the ticker symbol “DUC” and will be delisted from the NYSE following the Merger. The DNP Common Shares are listed on the NYSE under the ticker symbol “DNP” and will continue to be so listed following the Merger. Reports, proxy statements and other information concerning DUC or DNP may be inspected at the offices of the NYSE, 11 Wall Street, New York, New York 10005.

This Proxy Statement/Prospectus serves as a prospectus of DNP in connection with the issuance of DNP Common Shares in the Merger. This Proxy Statement/Prospectus sets forth the information that shareholders of DUC should know before voting on the proposal being considered at the Special Meeting. Please read it carefully and retain it for future reference. No person has been authorized to give any information or make any representation not contained in this Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Proxy Statement/Prospectus is January 19, 2021.

THE MERGER PROPOSAL

SYNOPSIS

The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement/Prospectus and in the Statement of Additional Information. Shareholders should read the entire Proxy Statement/Prospectus carefully.

Background of the Merger

The Merger seeks to combine two diversified funds that are each a Maryland corporation registered under the 1940 Act and are managed by the same investment adviser, Duff & Phelps Investment Management Co. (the “Investment Adviser”). Both Funds are income-oriented funds, although DUC is a fixed-income fund and DNP is a balanced fund that includes both fixed-income and equity investments.

The same seven individuals constitute the DUC Board and the DNP Board (and also the respective Boards of Directors of two other registered closed-end investment companies advised by the Investment Adviser: DTF Tax-Free Income Inc. (“DTF”) and Duff & Phelps Utility and Infrastructure Fund Inc. (“DPG”). Six of those seven directors are not “interested persons” (as defined in the 1940 Act) of the Funds and are referred to in this Proxy Statement/Prospectus as “Independent Directors.” Since all of the directors are members of both the DUC Board and the DNP Board, their consideration of the Merger necessarily entailed a conflict of interest because of each director’s duty to act in a manner he or she reasonably believes to be in the best interests of each Fund. The directors addressed this conflict of interest by evaluating the Merger separately from the standpoint of each Fund. Only after conducting those separate evaluations did the directors conclude (i) in their capacity as directors of DUC, that the Merger would be in the best interests of DUC and its shareholders, and (ii) in their capacity as directors of DNP, that the Merger would be in the best interests of DNP and its shareholders. In considering the Merger, each Board reviewed information provided by the Investment Adviser. In evaluating such information, each Board took into account that in presenting the Merger recommendation the Investment Adviser may have a conflict of interest, as the adviser to the surviving fund would realize certain operating efficiencies (such as reduced administrative and oversight burdens in managing one portfolio rather than two portfolios with slightly different investment policies) if the Merger were effected. The Boards, including the Independent Directors, also received and considered a memorandum from counsel to the Funds outlining, among other things, the legal standards and certain other considerations relevant to the Boards’ deliberations.

In addition, the Merger Agreement was entered into and is being recommended by the DUC Board pursuant to the Standstill Agreement between DUC and its largest shareholder, Karpus. Please see “Additional Information about the Proposed Merger” later in this Proxy Statement/Prospectus for a more detailed discussion regarding the Standstill Agreement.

The Proposed Merger and the Related Agreement and Plan of Merger

In the Merger, DUC will merge with and into DNP and shareholders of DUC will receive newly issued DNP Common Shares pursuant to the Agreement and Plan of Merger by and between the Funds (the “Merger Agreement”). The NAV (not the market value) of DNP Common Shares received by DUC investors in the Merger will equal the aggregate NAV (not the market value) of DUC Common Shares held by DUC investors immediately prior to the Merger, less the costs of the Merger paid by DUC. Assuming DUC shareholders approve the Merger and all other conditions to the consummation of the Merger are satisfied or waived, the Funds will file articles of merger (the “Articles of Merger”) with the State Department of Assessments and Taxation of Maryland (the “SDAT”). The Merger will become effective when the Articles of Merger are duly filed with the SDAT or at such later time as the Funds shall agree and specify in the Articles of Merger. The date when the Articles of Merger are duly filed, or such later date as may be specified therein, is referred to in this

Proxy Statement/Prospectus as the “Closing Date.” The Closing Date is currently expected to be March 5, 2021. As soon as practicable after the Closing Date, DUC’s registration under the 1940 Act will be terminated.

DNP will continue to operate after the Merger as a registered, diversified, closed-end investment company with the investment objectives and policies described in this Proxy Statement/Prospectus. Please see “Additional Information About the Proposed Merger — Background on Standstill Agreement with Karpus” later in this Proxy Statement/Prospectus for a more detailed discussion regarding the proposed Merger and the related Merger Agreement.

Board Consideration and Approval of the Merger Agreement

In approving the Merger Agreement, the DUC Board and the DNP Board, including each Fund’s Independent Directors, each determined that participation in the Merger is in the best interests of its respective Fund and its shareholders and that the interests of the shareholders of each respective Fund will not be diluted with respect to NAV as a result of the Merger. Before reaching these conclusions, each Board, including the Independent Directors, engaged in a thorough review process relating to the proposed Merger. The Boards, including all of the Independent Directors, considered and approved the Merger at a joint meeting held on November 23, 2020. Please see “Additional Information about the Proposed Merger” later in this Proxy Statement/Prospectus for a more detailed discussion regarding the factors considered by the Board of each Fund in its approval of the Merger Agreement.

Federal Income Tax Consequences of the Merger

The Merger is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). If the Merger so qualifies, in general, shareholders of DUC should recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their DUC Common Shares solely for DNP Common Shares pursuant to the Merger. Additionally, DUC should recognize no gain or loss for U.S. federal income tax purposes by reason of the Merger. Neither DNP nor its shareholders should recognize any gain or loss for U.S. federal income tax purposes pursuant to the Merger. It is a condition to the closing of the Merger that DUC and DNP receive an opinion from Mayer Brown LLP, dated as of the Closing Date, regarding the characterization of the Merger as a reorganization within the meaning of Section 368(a) of the Code. Please see “Additional Information about the Proposed Merger” later in this Proxy Statement/Prospectus for an additional discussion regarding the expected U.S. federal income tax consequences of the Merger.

Investment Objectives and Principal Investment Strategies

The Funds are both diversified and have common (but not identical) investment objectives and certain overlapping (but not identical) investment strategies that include investment in fixed income securities of issuers in the utility sector. Both Funds are income-oriented funds, although DUC is a fixed-income fund and DNP is a fund that includes both fixed-income and equity investments. Please see the summary charts later in this Proxy Statement/Prospectus for a comparison of the investment objectives, principal investment strategies, fundamental investment restrictions and other pertinent factors of the Funds.

Effect of the Merger on Fund Expenses

In most years, the historical operating expense ratios of DUC and DNP have been similar, although they have differed to some extent in certain years due to specific reasons pertaining to that year.

The “Financial Highlights” table later in this Proxy Statement/Prospectus shows the expense ratios for each Fund for each of the most recent five fiscal years, both with and without the cost of leverage. The most recent fiscal year ended October 31, 2020 is an example of a year when the two Funds’ expense ratios differed for specific reasons. In the fiscal year ended October 31, 2020, when the cost of leverage is excluded, DUC’s operating expense ratio was higher than DNP’s, due to the shareholder activism that DUC faced during the year. By contrast, when the cost of leverage is included, DNP’s operating expense ratio was higher than DUC’s, because DUC’s cost of leverage benefited from the decline in interest rates to a greater extent than DNP’s cost of leverage did (because DUC’s leverage is 100% floating-rate, whereas DNP’s leverage is a mix of fixed- and floating-rate instruments). On the other hand, in certain prior years when interest rates were rising, DNP’s mix of fixed- and floating-rate leverage resulted in DNP’s leverage having a lower cost relative to DUC’s leverage. Please see the section on “Use of Leverage” later in this Proxy Statement/Prospectus.

If the shareholders of DUC approve the Merger, the operating expense ratios of the combined Fund are not expected to differ materially from what the operating expense ratios would have been for DUC on a standalone basis — except to the extent that specific factors that we cannot predict, such as rising or falling interest rates, would have affected DUC and DNP differently, as discussed above. It is currently expected that once the Merger is consummated, on a go-forward basis the combined Fund will have DNP’s mix of fixed- and floating-rate leverage, and accordingly would be expected to benefit less from a decline in interest rates as compared to DUC’s current leverage composition, and would experience relatively less detriment from rising interest rates as compared to DUC’s current leverage composition. It is important to note that the Boards of DNP and DUC review the amount and type of leverage utilized by the Funds on at least a quarterly basis, and the leverage used by the combined Fund may vary depending upon a number of factors, including the Investment Adviser’s outlook for the market and the costs that the combined Fund would incur as a result of such leverage. Accordingly, there can be no assurance that, if the Merger is consummated, the combined Fund will continue to utilize a mix of fixed- and floating-rate instruments in the future.

Fee Table

The tables below (1) compare the estimated fees and expenses of DNP and DUC as of October 31, 2020 and (2) show the estimated fees and expenses of the combined fund, on a pro forma basis, as of the same date. The pro forma annual operating expenses of the combined fund are projections for a 12-month period, assuming combined net assets as of October 31, 2020. Accordingly, the actual fees and expenses of each Fund and the combined fund as of the Closing Date of the Merger may differ from those in the tables below due to changes in net assets and expenses paid to various service providers from those as of October 31, 2020.

The estimated expenses of DNP and DUC as of October 31, 2020 and pro forma expenses following the proposed Merger are set forth below. The percentages in the table below are percentages of the Funds’ net assets attributable to common stock. The table reflects expenses based on each Fund’s use of leverage. Each Fund has obtained a credit facility with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of  $105 million for DUC and $400 million for DNP. In addition, DUC has the ability to increase the borrowing limit, up to a maximum of $125 million, upon one business day’s prior written notice, subject to the Bank’s approval. DNP currently expects that after the Merger, the borrowing limit under its credit facility with the Bank will be increased to $505 million, so that the borrowing limit of the combined fund’s credit facility will equal the aggregate of the two Funds’ (with the ability to increase the borrowing limit to $525 million using a mechanism similar to that described above) current borrowing limits. Borrowings under each Fund’s credit facility are collateralized by investments of the Fund. The applicable credit facility agreement results in each Fund being subject to certain covenants including asset coverage and portfolio composition (among others).

Estimated Expenses Reflecting the Merger

SHAREHOLDER TRANSACTION EXPENSES	DUC (Acquired Fund)		DNP (Acquiring Fund)		DNP Pro Forma Combined Fund
Maximum Sales Load (as a percentage of offering price)	None		None		None
Dividend\Distribution Reinvestment and Cash Purchase Plan Fees
Purchase Transactions	2.50	(1)	2.50	(1)	2.50	(1)
Sale Transactions	5.00	(1)	5.00	(1)	5.00	(1)

	DUC (Acquired Fund)	DNP (Acquiring Fund)		DNP Pro Forma Combined Fund

	Percentage of Net Assets Attributable to Common Stock(2)	Percentage of Net Assets Attributable to Common Stock(2)		Percentage of Net Assets Attributable to Common Stock(2)
ANNUAL EXPENSES
Management Fees(3)	0.70	0.73		0.73
Interest Payments on Borrowed Funds(4)	0.67	0.54		0.55
Dividends on Preferred Stock	N/A	0.42	(5)	0.38
Other Expenses	0.42	0.32		0.33
TOTAL ANNUAL EXPENSES	1.79	2.01		1.99

(1)

There are no brokerage charges or other charges to common shareholders in connection with shares directly issued by the Fund. However, participants do pay a fee in connection with open market purchases in connection with the reinvestment of distributions ($0.04 per share) and voluntary cash payments ($2.50 plus $0.04 per share). In addition, if a participant elects to discontinue participation in the plan and directs the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $5.00 sales fee plus a $0.04 per share fee from the proceeds.

(2)

The annual expenses in the table are calculated using (i) such expenses as reported on our statement of operations for the fiscal year ended October 31, 2020 and (ii) our average net assets for the fiscal year ended October 31, 2020.

(3)

For DUC, the Investment Adviser receives an annual fee, payable monthly, in an amount equal to 0.50% of DUC’s average weekly managed assets. For DNP, the Investment Adviser receives an annual fee, payable quarterly, in an amount equal to 0.60% of DNP’s average weekly managed assets up to $1.5 billion and 0.50% of average weekly managed assets in excess of $1.5 billion. For purposes of the foregoing calculation, “average weekly managed assets” is defined as the average weekly value of the Fund’s total assets minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage). For the purposes of this table, we have assumed that DUC has utilized debt leverage, which may include loans from financial institutions and/or the issuance of debt securities (“Borrowings”), in an aggregate amount of 28.55% of its total assets and that DNP has utilized Borrowings and preferred stock in an aggregate amount of 27.13% of its total assets (both of which equals the average level of financial leverage for such Fund’s most recent fiscal year). If either Fund were to use financial leverage in excess of the above aggregate total asset percentages, the management fees shown would be higher.

(4)

For the purposes of this table, we have assumed that DUC has utilized Borrowings in an aggregate amount of 28.55% of its total assets and DNP has utilized Borrowings in an aggregate amount of 27.13% of its total assets (both of which equals the average level of Borrowings for such Fund’s most recent fiscal year). The expenses and rates associated with leverage may vary as and when Borrowings are made.

(5)	If LIBOR increases, the Fund’s dividend expense will increase.

Example

The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment in each Fund’s common stock, individually on a pro forma basis for the combined fund, assuming:

•

For DUC: (i) “Total Annual Expenses” of 1.79% of net assets attributable to common stock in years one through ten (which assumes the Fund’s use of leverage through Borrowings in an aggregate amount equal to 28.55% of the Fund’s total assets) and (ii) a 5% annual return.

•

For DNP: (i) “Total Annual Expenses” of 2.01% of net assets attributable to common stock in years one through ten (which assumes the Fund’s use of leverage through Borrowings and preferred stock in an aggregate amount equal to 27.13% of the Fund’s total assets) and (ii) a 5% annual return.

•

For the combined fund: (i) “Total Annual Expenses” of 1.99% of net assets attributable to common stock in years one through ten (which assumes the Fund’s use of leverage through Borrowings and preferred stock in an aggregate amount equal to 27.28% of the Fund’s total assets) and (ii) a 5% annual return. (1)

	1 Year	3 Years	5 Years	10 Years
DUC (Acquired Fund)	$18	$56	$97	$211
DNP (Acquiring Fund)	$20	$63	$108	$234
Pro Forma Combined Fund	$20	$62	$107	$232

(1)

The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The example assumes that all dividends and distributions are reinvested at NAV. Each Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

Comparison of the Funds

The following comparison summarizes certain similarities and differences between DNP and DUC. If the Merger is consummated, the factors below relating to DNP will apply, with the exception of net assets, which would reflect the combined net assets of the Funds.

	DUC (Acquired Fund)	DNP (Acquiring Fund)
Organization	DUC is a Maryland corporation registered as a diversified, closed-end management investment company under the 1940 Act.	DNP is a Maryland corporation registered as a diversified, closed-end management investment company under the 1940 Act.
Fiscal Year End	October 31	October 31

Investment Advisory Fee	DUC pays its adviser, Duff & Phelps Investment Management Co., an annual rate, payable monthly, in an amount equal to 0.50% of the Fund’s average weekly managed assets.	DNP pays its adviser, Duff & Phelps Investment Management Co., an annual fee, payable quarterly, in an amount equal to 0.60% of the Fund’s average weekly managed assets of the Fund up to $1.5 billion and 0.50% of average weekly managed assets in excess of $1.5 billion.

Administrative Fee	DUC pays Robert W. Baird & Co. Incorporated an annual administrative fee, payable quarterly, in an amount equal to 0.14% of the Fund’s average weekly managed assets.	DNP pays Robert W. Baird & Co. Incorporated an annual administrative fee, payable quarterly, in an amount equal to 0.20% of the Fund’s average weekly managed assets of the Fund up

	DUC (Acquired Fund)	DNP (Acquiring Fund)
		to $1 billion and 0.10% of average weekly managed assets in excess of $1 billion.

Net Assets as of October 31, 2020	$262,480,304	$2,660,567,297

Stock Market Listing	NYSE under the symbol “DUC”	NYSE under the symbol “DNP”

Investment Objectives and Policies; Use of Leverage

The Funds are both diversified and have common (but not identical) investment objectives and certain overlapping (but not identical) investment strategies that include investment in fixed income securities of issuers in the utility sector. Both Funds are income-oriented funds, although DUC is a fixed-income fund and DNP is a fund that includes both fixed-income and equity investments.

Each Fund also utilizes leverage through a floating rate committed credit facility maintained by the Fund from a commercial bank to facilitate its use of leverage. The terms for each Fund’s credit facility are substantially similar. In addition, DNP also achieves leverage through its outstanding preferred stock and secured notes.

Please see “Comparison of the Funds’ Investment Objectives, Principal Investment Strategies, Fundamental Investment Restrictions and Other Pertinent Factors” on the following pages for further details on the above.

Further Information Regarding the Merger

The DUC Board has determined that the Merger is advisable as well as in the best interests of DUC and its shareholders and that the interests of such shareholders will not be diluted as a result of the Merger. Similarly, the DNP Board has determined that the Merger, including the issuance of new DNP Common Shares in connection therewith, is advisable as well as in the best interests of DNP and its shareholders and that the interests of such shareholders will not be diluted as a result of the Merger. As a result of the Merger, however, shareholders of each Fund will hold a reduced percentage of ownership in the larger combined fund than they did in either of the individual Funds.

The DUC Board recommends that shareholders of DUC approve the proposed Merger at the Special Meeting to be held on February 22, 2021, at 12:00 p.m. (Central Time). Shareholder approval of the Merger Agreement requires the affirmative vote of the holders of a majority of DUC Common Shares entitled to vote on the proposal. Pursuant to the Standstill Agreement, Karpus has agreed to vote all of its DUC Common Shares in favor of approval of the Merger Agreement. Based on the most recent Schedule 13D/A filed by Karpus, Karpus owns approximately 38.04% of the DUC Common Shares outstanding as of the record date for the Special Meeting. For additional information regarding voting requirements, see “Voting Requirements and Other Information.”

Investing in the combined fund following the Merger involves risks. For additional information, see “Primary Risks of Investing in the Funds.” The DUC Board recommends that shareholders of DUC vote “FOR” the Merger.

COMPARISON OF THE FUNDS’ INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, FUNDAMENTAL INVESTMENT RESTRICTIONS AND OTHER PERTINENT FACTORS

Set forth below is a comparison of the Funds, including their respective investment objectives, principal investment strategies, fundamental investment restrictions and other pertinent factors. The third column in the following chart provides a summary of key differences between the Funds in each category. If the Merger is consummated, the current investment objective, principal investment strategies, fundamental investment restrictions and principal risks of DNP will remain in effect.

	DUC (Acquired Fund)	DNP (Acquiring Fund)	Summary of Key Differences Between the Funds
Investment Objectives	High current income consistent with investing in securities of investment grade quality	Current income and long-term growth of income, with capital appreciation as a secondary objective	Although both Funds seek current income, DNP also seeks long-term growth of income and has a secondary investment objective of capital appreciation.

Principal Investment Strategies	DUC seeks to achieve its objectives by investing substantially all of its assets in a diversified portfolio of Utility Income Securities, Corporate Income Securities, Mortgage-Backed Securities and Asset-Backed Securities (collectively, “Income Securities”). In normal market conditions, at least 80% of DUC’s total assets must be invested, in the aggregate, in Utility and Corporate Bonds, and at least 25% of DUC’s total assets must be invested in Utility Income Securities. DUC will not invest 25% or more of its total assets in Corporate Mortgage-Backed securities. All of DUC’s investments must be, at the time of investment, (i) rated investment grade by S&P, rated investment grade by Moody’s or similarly rated by any other nationally recognized statistical rating organization or (ii) with respect to no more than 10% of DUC’s total assets, unrated but determined by the Investment Adviser to be	DNP seeks to achieve its objectives by investing primarily in a diversified portfolio of equity and fixed income securities of companies in the public utilities industry. Under normal conditions, more than 65% of DNP’s total assets will be invested in securities of public utility companies engaged in the production, transmission or distribution of electric energy, gas or telephone services. DNP may invest in the securities of domestic and foreign issuers as well as in securities of companies of any market capitalization, including small- and mid-cap common and preferred stocks. DNP may not invest more than 25% of its total assets (valued at the time of investment) in securities of companies engaged principally in any one industry other than the public utilities industry, nor have more than 20% invested in foreign issuers. DNP will purchase a fixed income security only if, at the time of purchase, it is	While both DUC and DNP invest in fixed income securities, DNP also invests in equity securities. Both Funds seek to achieve their respective objectives by investing a significant portion of their assets in issuers in the utilities industry.

	DUC (Acquired Fund)	DNP (Acquiring Fund)	Summary of Key Differences Between the Funds
	of comparable credit quality to obligations rated investment grade. Capitalized terms used above are defined in “Portfolio Contents” below.	(i) rated investment grade by at least two nationally recognized statistical rating organizations, or (ii) determined by Investment Adviser to be of investment grade and not rated below investment grade by any of the aforementioned rating services.

Portfolio Contents

DUC’s portfolio is composed principally of the following types of fixed-income securities: Utility Income Securities, Corporate Income Securities, Mortgage-Backed Securities, Asset-Backed Securities and other investments for DUC’s portfolio which the Investment Adviser believes entail reasonable credit risk considered in relation to the particular investment policies of DUC.

DNP may invest in both common stocks and fixed income securities, such as bonds and preferred stocks, as well as convertible securities and securities of real estate investment trusts and energy master limited partnerships (“MLPs”).

Generally, DNP purchases a fixed income security only if, at the time of purchase, it is issuers as well as in securities of companies of any market capitalization, including small and mid-cap stocks.

While both DUC and DNP invest in fixed income securities, DNP also invests in equity securities, which may include common and preferred stock, convertible securities, securities of real estate investment trusts and energy MLPs.

Portfolio Contents	“Utility Income Securities” are debt securities and preferred stocks issued by or on behalf of a variety of entities engaged in (i) the production, transmission or distribution of electric energy; (ii) the production, transmission or distribution of natural gas; (iii) the provision of telephone, mobilecommunication and other telecommunications services; or (iv) the provision of other utility

DNP may vary the percentage of assets invested in any one type of security based upon the Investment Adviser’s

evaluation as to the appropriate portfolio structure for achieving DNP’s investment objectives under prevailing market, economic and financial conditions.

In connection with DNP’s use of leverage through its preferred stock and variable rate

DUC (Acquired Fund)	DNP (Acquiring Fund)	Summary of Key Differences Between the Funds

or utility related goods or services, including entities engaged in solid waste electric generation or in cogeneration, entities engaged in the provision of waste disposal systems, independent power producers and non-utility generators.

“Corporate Income Securities” are debt securities and preferred stocks (other than Utility Income Securities) issued by corporate entities. The debt securities in which DUC may invest have maturities ranging from one month to 30 years or more and may consist of bonds, debentures, notes, certificates of deposit, bankers’ acceptances, commercial paper and other similar securities.

“Mortgage-Backed Securities” are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including pass-through securities, such as Ginnie Mae Certificates, Fannie Mae Certificates and Freddie Mac Certificates, and collateralized mortgage-backed obligations (“CMOs”). DUC does not invest in the equity portion of CMOs, sometimes known as

CMO residuals. All of the foregoing types of Mortgage-Backed borrowings, DNP may enter into interest rate swap or cap transactions. Interest rate swaps involve DNP’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying DNP a variable rate payment that is intended to approximate DNP’s variable rate payment obligation on its preferred stock or variable rate borrowings. The payment obligation would be based on the notional amount of the swap. DNP’s payment obligations under the swap are general unsecured obligations of DNP and are ranked senior to distributions under the common stock and preferred stock. DNP may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. DNP would use interest rate swaps or caps only with the intent to reduce or eliminate the effect that an increase in short- term interest rates could have on common share net earnings as a result of leverage.

DUC (Acquired Fund)	DNP (Acquiring Fund)	Summary of Key Differences Between the Funds

Securities other than Ginnie Mae Certificates and CMOs issued by agencies or instrumentalities of the U.S. government are referred to as “Corporate Mortgage Backed Securities.” Corporate Mortgage-Backed Securities are included within the definition of Corporate Income Securities for purposes of the requirement that, in normal market conditions, at least 80% of DUC’s total assets must be invested, in the aggregate, in Utility and Corporate Bonds, and at least 25% of DUC’s total assets must be invested in Utility Income Securities.

“Utility and Corporate Bonds” are debt securities (but not preferred stocks) that are either Utility Income Securities or Corporate Income Securities (including Corporate Mortgage-Backed Securities). However,

Additional information regarding DNP’s investment policies, restrictions and portfolio investments is contained in the SAI.

DUC will not invest 25% or more of its total assets in Corporate Mortgage-Backed Securities.

Other Securities: DUC may invest up to 5% of its total assets in stripped mortgage-backed securities (“SMBS”). SMBS are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by

	DUC (Acquired Fund)	DNP (Acquiring Fund)	Summary of Key Differences Between the Funds
private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

Leverage

DUC may seek to enhance the level of its cash distributions to holders of common stock through the use of leverage. DUC currently uses one form of leverage — Borrowings. Borrowings are limited to an aggregate amount of 33 1⁄3% of DUC’s total assets, measured immediately after each such Borrowing takes place. In addition, DUC may enter into investment management techniques that have effects similar to Borrowings, but which are not subject to the foregoing 33 1⁄3% limitation so long as DUC has covered its commitment with respect to such techniques by segregating liquid assets, entering into offsetting transactions or owning positions covering its obligations.

Borrowings rank senior to DUC Common Shares. The DUC Board may authorize the use of leverage through Borrowings without the approval of the holders of DUC Common Shares. Holders of DUC Common Shares bear the

DNP may seek to enhance the level of its cash distributions to holders of common stock through the use of leverage. DNP currently uses two basic forms of leverage — Borrowings and preferred stock — and may in the future continue to use leverage through either or both of those means. Borrowings are limited to an aggregate amount of 33 1⁄3% of DNP’s total assets, measured immediately after each such Borrowing takes place. In addition, DNP may enter into investment management techniques that have effects similar to Borrowings, but which are not subject to the foregoing 33 1⁄3% limitation so long as DNP has covered its commitment with respect to such techniques by segregating liquid assets, entering into offsetting transactions or owning positions covering its obligations. DNP may also use leverage through the issuance of preferred stock in an aggregate amount of up to 50% of DNP’s total assets,

Both Funds utilize leverage in the form of Borrowings, which consist of the use of a credit facility (both Funds) and fixed-rate secured notes (DNP only). In addition to Borrowings, DNP also uses preferred stock leverage (currently, in the form of MRPS).

DUC (Acquired Fund)	DNP (Acquiring Fund)	Summary of Key Differences Between the Funds

costs associated with any Borrowings.

DUC may borrow up to $105 million under its credit facility. In addition, DUC has the ability to increase the borrowing limit, up to a maximum of $125 million, upon one business day’s prior written notice, subject to the Bank’s approval. The Bank providing the credit facility has the right to terminate the credit facility and require repayment of any loan upon 179 days’ notice or following an event of default.

As of October 31, 2020, DUC had $105 million in leverage outstanding, which represented approximately 28.55% of DUC’s total assets.

measured immediately after each issuance of preferred stock.

Borrowings rank senior to DNP’s preferred stock, and both Borrowings and preferred stock rank senior to DNP Common Shares. The DNP Board may authorize the use of leverage through Borrowings and preferred stock without the approval of the holders of DNP Common Shares. Holders of DNP Common Shares bear the costs associated with any Borrowings, and if DNP issues preferred stock, holders of DNP Common Shares bear the offering costs of the preferred stock issuance.

DNP may borrow up to an aggregate amount of $400 million under its credit facility. The Bank providing the credit facility has the right to terminate the credit facility and require repayment of any loan upon 179 days’ notice or following an event of default.

In 2016, DNP completed a private placement of $300 million of fixed-

rate secured notes. These notes consist of two series: $100 million of the 2.76% Series A Secured Notes due July 22, 2023 and $200 million of the 3.00% Series B Secured Notes due July 22, 2026.

DUC (Acquired Fund)	DNP (Acquiring Fund)	Summary of Key Differences Between the Funds

In 2014, DNP completed a private placement of 3,000 Mandatory Redeemable Preferred Shares (“MRPS”). The MRPS were issued in four series consisting of: 1,320 shares of Series A MRPS with a dividend rate of 3 month LIBOR plus 2.00% and a term redemption date of April 1, 2019, 600 shares of Series B MRPS with a dividend rate of 3 month LIBOR plus 2.05% and a term redemption date of April 1, 2021, 750 shares of Series C MRPS with a dividend rate of 3 month LIBOR plus 2.15% and a term redemption date of April 1, 2024 and 330 shares of Series D MRPS with a dividend rate of 3 month LIBOR plus 1.95% and a term redemption date of April 1, 2021. In 2019, DNP completed a private placement of 1,320 shares of Series E MRPS with a fixed dividend rate of 4.63% and redeemed all issued and outstanding Series A MRPS.

Each share of MRPS has a liquidation preference of $100,000, resulting in an aggregate liquidation preference of $300 million for all MRPS.

As of October 31, 2020, DNP had $1 billion in leverage outstanding (including Borrowings and preferred stock), which represented approximately 27.13% of DNP’s total assets).

	DUC (Acquired Fund)	DNP (Acquiring Fund)	Summary of Key Differences Between the Funds
Dividend Capture Trading	N/A	DNP may seek to enhance the level of dividend income it receives by engaging in dividend capture trading. In a dividend capture trade, DNP purchases stock of a particular issuer on or prior to the ex-dividend date for that stock. Because DNP is the holder of the stock on the ex-dividend date, it is entitled to receive the dividend on the stock. After the ex-dividend date, DNP seeks an opportunity to sell the stock and reinvest the proceeds in the stock of a different issuer on or prior to that stock’s ex-dividend date. The use of captures may enable DNP to collect more dividends per quarter than it would have collected if it held the same stock throughout the entire quarter.	DNP may engage in dividend capture trading, but DUC (being a fixed-income fund) does not engage in dividend capture trading.

Temporary Defensive Strategies/Temporary Investments	At times the Investment Adviser may judge that conditions in the markets for Income Securities, including the markets for Utility Income Securities and Corporate Income Securities, make pursuing DUC’s basic investment strategy inconsistent with the best interests of the holders of DUC Common Shares. At such times, the Investment Adviser may use alternative strategies primarily designed to reduce fluctuations in the value of DUC’s assets. In implementing these “temporary defensive” strategies, DUC may,	During unusual market circumstances, DNP may invest temporarily in cash, money market securities, money market mutual funds or cash equivalents, which may be inconsistent with DNP’s investment objectives. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term United States Government obligations. To the extent that DNP engages in such defensive	No key differences in the relevant investment policies.

	DUC (Acquired Fund)	DNP (Acquiring Fund)	Summary of Key Differences Between the Funds
	without limitation, invest in securities other than Utility Income Securities and Corporate Income Securities, including investing in high-quality, short-term securities. Such securities may include: obligations of the U.S. Government, its agencies or instrumentalities; other debt securities rated within the four highest rating categories by S&P or Moody’s; commercial paper rated in the highest grade by any of such rating services; certificates of deposit and bankers’ acceptances; repurchase agreements with respect to any of the foregoing investments; or any other securities that the Investment Adviser considers consistent with such strategy. Further, the yields on short-term, high quality obligations may approach or be less than the then current interest rate payable to any holders of senior securities. In such event, the benefit of financial leverage to the holders of common stock will diminish and DUC’s leveraged capital structure may work to the disadvantage of the holders of the common stock.	investments, it may not achieve its investment objectives.

Lending of Portfolio Securities	In order to generate additional income, DUC may from time to time lend securities from its portfolio, with an aggregate value not in excess of 33 1⁄3% of its	In order to generate additional income, DNP may from time to time lend securities from its portfolio, with an aggregate value not in excess of 33 1⁄3% of its	No key differences in the relevant investment policies.

DUC (Acquired Fund)	DNP (Acquiring Fund)	Summary of Key Differences Between the Funds
total assets, to brokers, dealers and financial institutions such as banks and trust companies. In connection with all loans of securities, DUC receives collateral in cash, United States Government securities, irrevocable letters of credit or various other specified types of investment-grade securities. The collateral is required to be maintained in an amount equal to at least 100% of the current market value of the loaned securities. DUC receives a portion of the income earned on the securities held as collateral and continues to earn income on the loaned securities. Loans of DUC’s securities are terminable at any time. DUC has the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights and rights to interest or other distributions. DUC may pay reasonable fees to persons unaffiliated with DUC for services in arranging such loans. DUC also engages from time to time in transactions that are economically similar to securities lending securities lending transactions, such as by permitting a credit facility provider to rehypothecate securities that DUC has pledged as collateral for a cash/	total assets, to brokers, dealers and financial institutions such as banks and trust companies. In connection with all loans of securities, DNP receives collateral in cash, United States Government securities, irrevocable letters of credit or various other specified types of investment-grade securities. The collateral is required to be maintained in an amount equal to at least 100% of the current market value of the loaned securities. DNP receives a portion of the income earned on the securities held as collateral and continues to earn income on the loaned securities. Loans of DNP’s securities are terminable at any time. DNP has the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights and rights to interest or other distributions. DNP may pay reasonable fees to persons unaffiliated with DNP for services in arranging such loans. DNP also engages from time to time in transactions that are economically similar to securities lending transactions, such as by permitting a credit facility provider to rehypothecate securities that DNP has pledged as collateral for a cash/margin loan or in

	DUC (Acquired Fund)	DNP (Acquiring Fund)	Summary of Key Differences Between the Funds
	margin loan or in connection with a repurchase agreement entered into under that credit facility.	connection with a repurchase agreement entered into under that credit facility.

When-Issued and Delayed Delivery Transactions

DUC may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices. At the time DUC enters into a transaction on a when-issued or forward commitment basis, it will segregate with the custodian cash or other liquid high grade debt securities with a value not less than the value of the when-issued or forward commitment securities.

DNP will make commitments to purchase securities on a when-issued or delayed delivery basis only with the intention of acquiring the securities, but may sell these securities before the settlement date if the Investment Adviser deems it advisable. No additional when-issued or delayed delivery commitments will be made if more than 20% of DNP’s total assets would be so committed. DNP will establish and maintain with its custodian a segregated account consisting of liquid securities equal at all times to the amount of DNP’s when-issued and delayed delivery purchase commitments.

No key differences in the relevant investment policies, except that DNP has an investment policy that it will not make additional when-issued or delayed delivery commitments if more than 20% of DNP’s total assets would be so committed.

Derivatives	DUC does not currently use derivatives and has no investments in complex or structured investment vehicles.	DNP does not currently use derivatives and has no investments in complex or structured investment vehicles.	No key differences in the relevant investment policies.

Foreign Securities	DUC may invest up to 5% of its assets in foreign currency denominated securities issued by non-U.S. issuers.	DNP may not invest in securities issued by public utilities located outside the United States if, as a result of such investment, 20% or more of DNP’s total assets would be invested in such securities.	While both Funds may invest a portion of their assets in foreign securities, the specified types and percentage limitations in such investments differ.

Fundamental Investment Restrictions	The following are fundamental investment restrictions of DUC that	The following are fundamental investment restrictions of DNP that	Both Funds have similar fundamental investment restrictions with respect

DUC (Acquired Fund)	DNP (Acquiring Fund)	Summary of Key Differences Between the Funds

may be changed only with approval of the holders of a “majority” (as defined in the 1940 Act) of the outstanding shares of DUC’s common stock and preferred stock (if any) voting together as a single class:

1.  In normal market conditions, at least 25% of DUC’s total assets must be invested in Utility Income Securities.

may be changed only with approval of the holders of a “majority” (as defined in the 1940 Act) of the outstanding shares of common stock and preferred stock voting together as a single class:

1.  Under normal conditions, more than 65% of DNP’s total assets will be invested in securities of public utility companies engaged in the to diversification requirements, the issuance of senior securities, the use of Borrowings and other related provisions applicable to registered investment companies under the 1940 Act. However, each Fund also has certain fundamental investment restrictions that are tailored to its own principal investment strategies.

2.  DUC may not:

(i) with respect to 75% of its total assets, invest more than 5% of the value of its total assets (taken at market value at time of purchase) in the outstanding securities of any one issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof or other regulated investment companies;

(ii)  issue senior securities, as defined in the 1940 Act, other than (a) senior securities consisting of indebtedness not in production, transmission or distribution of electric energy, gas or telephone services.

2.  DNP may not invest more than 25% of its total assets (valued at the time of investment) in securities of companies engaged principally in any one industry other than the utilities industry, which includes companies engaged in the production, transmission or distribution of electric energy or gas or in telephone services, except that this restriction does not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities.

DUC (Acquired Fund)	DNP (Acquiring Fund)	Summary of Key Differences Between the Funds

excess of 33 1⁄3% of its total assets over any items discussed in clause (c) below and (b) preferred stock not in excess of the excess of 50% of its total assets over any items described in clause (c) below that are outstanding, provided that (c) DUC may borrow money including on margin if margin securities are owned and through the entering into of reverse repurchase agreements and dollar rolls not in excess of 33 1⁄3% of its total assets; provided, however, that DUC may borrow up to an additional 5% of its total assets for temporary purposes; and provided further that DUC’s obligations under interest rate swaps, reverse repurchase agreements, dollar rolls, when issued, delayed delivery and forward commitment transactions and similar transactions are not treated as senior securities if covering assets are appropriately segregated; DUC may not pledge its assets other than to secure such issuances of senior securities or such borrowings or in connection with

3.  DNP may not:

(a)   invest more than 5% of its total assets (valued at the time of the investment) in the securities of any one issuer, except that this restriction does not apply to United States Government securities; or

(b)   acquire more than 10% of the outstanding voting securities of any one issuer (at the time of acquisition); except that up to 25% of DNP’s total assets (at the time of investment) may be invested without regard to the limitations set forth in this restriction.

4.  DNP may not borrow money, except as permitted by the 1940 Act and the rules promulgated of the investment) in the securities of any one issuer, except that this restriction does not apply to United States Government securities; or thereunder, as in effect from time to time, or interpretations or modifications

DUC (Acquired Fund)	DNP (Acquiring Fund)	Summary of Key Differences Between the Funds

hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies; for purposes of clauses (a), (b) and (c) above the term “total assets” includes the proceeds of senior securities issued but is reduced by any liabilities and indebtedness not constituting senior securities or excluded from treatment as senior securities by this item (ii);

(iii)  make loans of money or property to any person, except through loans of portfolio securities, the purchase of securities consistent with DUC’s investment objective and policies or the acquisition of securities subject to repurchase agreements;

(iv) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own capital stock DUC may be deemed to be an underwriter;

thereof by the SEC, the staff of the SEC and other authority with appropriate jurisdiction.

5.  DNP may not pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted by restriction 4 above. (The deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin requirements for futures transactions, cleared swap and cleared security- based swap transactions and with respect to segregation of securities in connection with forward contracts are not deemed to be pledges or hypothecations for this purpose.)

6.  DNP may make loans of securities to other persons to the extent of not more than 33 1/3% of its total assets (valued at the time of the making of loans), and may invest without limitation in short-term obligations and publicly distributed obligations.

DUC (Acquired Fund)	DNP (Acquiring Fund)	Summary of Key Differences Between the Funds

(v)   invest for the purpose of exercising control over any issuer except to the extent that exercise by DUC of its rights under agreements related to portfolio securities would be deemed to constitute such control;

(vi) purchase or sell real estate or interests therein other than portfolio securities secured by real estate or interests therein and except to the extent DUC exercises its rights under agreements relating to such portfolio securities (in which case DUC may liquidate or otherwise dispose of real estate acquired as a result of a default on a mortgage);

(vii) make any short sale of securities except short sales “against the box”; and

(viii)purchase or sell commodities or commodity contracts, except to the extent the portfolio securities DUC may invest in are considered to be interests in commodities or commodity contracts and except to the extent that the financial futures, related options or other risk

7.  DNP may not underwrite the distribution of securities of other issuers, although it may acquire securities that, in the event of a resale, might be required to be registered under the Securities Act, because DNP could be regarded as an underwriter as defined in that act with respect to the resale.

8.  DNP may not purchase or sell real estate or any interest therein, except that DNP may invest in securities secured by real estate or interests therein, such as mortgage pass-throughs, pay-throughs, collateralized mortgage obligations, and securities issued by companies (including partnerships and real estate investment trusts) that invest in real estate or interests therein.

9.  DNP may acquire securities of other investment companies to the extent (at the acquisition) of (i) not more than 3% of the outstanding voting stock of any one investment

DUC (Acquired Fund)	DNP (Acquiring Fund)	Summary of Key Differences Between the Funds
managementinstruments DUC may invest in are considered to be commodities or commodities contracts.

company, (ii) not more than 5% of the assets of DNP in any one investment company and (iii) not more than 10% of the assets of DNP in all investment companies (exclusive in each case of securities received as a dividend or as a result of a merger, consolidation or other plan of reorganization).

10.  DNP may not invest for the purpose of exercising control over or management of any company.

11.  DNP may not purchase securities on margin, or make short sales of securities, except the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, cleared swaps and cleared security-based swaps and options on futures.

12.  DNP may not purchase or sell commodities or commodity contracts, except that it may enter into (i) stock index

	DUC (Acquired Fund)	DNP (Acquiring Fund)	Summary of Key Differences Between the Funds
futures transactions, interest rate futures transactions and options on such future transactions (ii) cleared swap and cleared security-based swap transactions and (iii) forward contracts on foreign currencies to the extent permitted by applicable law.

13.  DNP may not issue any security senior to its common stock, except that DNP may borrow money subject to investment restriction 4 and except as permitted by DNP’s charter.

For purposes of the thirteenth investment restriction, no amendment to DNP’s charter that would alter or amend DNP’s authority to issue senior securities will be effective unless such amendment is approved by the holders of a “majority” (as defined in the 1940 Act) of the outstanding common stock and preferred stock voting together as a single class.

Non-fundamental Investment Restrictions	All other investment policies or practices other than DUC’s investment objective and the restrictions listed above under “Fundamental Investment Restrictions” are considered by DUC not to be fundamental	The following are non-fundamental investment restrictions of DNP, which may be changed by the Board without the approval of DNP’s shareholders. 1. DNP may not invest in securities subject to legal or	DNP has two enumerated non-fundamental investment restrictions that may be changed by its Board without shareholder approval. DUC has one specified non-fundamental investment restriction that may be

DUC (Acquired Fund)	DNP (Acquiring Fund)	Summary of Key Differences Between the Funds
and accordingly may be changed without shareholder approval. It is a non-fundamental investment restriction of DUC that DUC will not invest 25% or more of its total assets in corporate mortgage-backed securities.

contractual restrictions on resale, if, as a result of such investment, more than 10% of DNP’s total assets would be invested in such securities.

2.  DNP may not acquire 5% or more of the outstanding voting securities of a public utility company.

changed by its Board without shareholder approval.

RISKS RELATED TO THE MERGER

Expenses

DUC will bear all expenses incurred in connection with the Merger, including, without limitation, the costs of printing, mailing, and soliciting proxies. DUC will bear any expenses incurred in connection with the Merger even if the Merger is not approved by shareholders of DUC or if the Merger does not ultimately occur.

Neither DUC nor the Investment Adviser will pay any expenses of shareholders arising out of or in connection with the Merger (e.g., expenses incurred by the shareholder as a result of attending the shareholder meeting, voting on the Merger or other action taken by the shareholder in connection with the Merger).

Earnings and Distribution Rate

The combined Fund’s earnings and distribution rate may change over time and, depending on market conditions, may be significantly higher or lower than each Fund’s earning and distribution rate prior to the Merger. There can be no assurance that the combined Fund’s distributions will remain constant or not decline following the Merger.

A Fund’s earnings and net investment income vary over time and depend on many factors, including its asset mix, portfolio turnover level, the movement of interest rates and general market conditions. There can be no assurance that the future earnings of a Fund, including the combined Fund after the Merger, will remain constant or will not decline.

Premium/Discount to NAV

Common shares of closed-end investment companies, such as the Funds, frequently trade at a discount from NAV, or in some cases trade at a premium. Shares of closed-end investment companies, such as the Funds, may tend to trade on the basis of income yield on the market price of the shares, and the market price may also be affected by investor perceptions of each Fund or the Investment Adviser, supply and demand for each Fund’s shares, general market and economic conditions and changes in each Fund’s distributions. As a result, the market price of each Fund’s common shares may be greater or less than the NAV per share.

DNP Common Shares have traded at a premium to NAV (i.e., the market price of DNP Common Shares is above the Fund’s NAV per share) approximately 98% of the time since 2000, as compared to DUC Common Shares, which, have recently (prior to the announcement of the Merger) traded at a discount to NAV (i.e., the market price of DUC Common Shares is below the Fund’s NAV per share). Depending on the relative discount or premium of the shares of one Fund to the shares of the other Fund at the time of the Merger, the discount of a Fund’s shares may widen or the premium of a Fund’s shares may narrow (i.e., the market price of the shares may decrease relative to NAV), which may result in the DNP Common Shares received by DUC shareholders following the Merger having an aggregate market value that is less than the aggregate market value of the DUC Common Shares that are exchanged in the Merger. There can be no assurance whether, after the Merger, the shares of common stock of the combined Fund will trade at, above or below NAV. In the Merger, shareholders of DUC will receive DNP Common Shares based on the relative NAVs (not the market values) of DUC Common Shares. The market value of the shares of common stock of the combined Fund may be less than the market value of the DNP Common Shares or DUC Common Shares prior to the Merger.

PRIMARY RISKS OF INVESTING IN THE FUNDS

Because the Funds have some (though not all) of their investment objectives and strategies in common, they are exposed to some (though not all) of the same risks. However, to the extent that the Funds have differing investment objectives and strategies, they are also exposed to different risks. In particular, there are risks associated with investing in equities (as DNP does) that do not affect a fund that invests solely in bonds (as DUC does). Therefore, in reviewing the primary risk factors discussed below, DUC shareholders should give special attention to the risks that are currently associated only with DNP, but that will affect your investment in the combined Fund following the merger.

The additional risks associated with DNP are:

•	Common Stock Risk,

•	Small and Mid-Cap Company Risk,

•	Preferred Stock Risk,

•	MLP Risk,

•	REIT and Real Estate Risk,

•	Convertible Securities Risk,

•	Dividend Capture Risk, and

•	MLP Tax Risk.

DUC shareholders should also consider that certain aspects of the Leverage Risk discussed below apply differently to DNP than to DUC because DNP uses preferred stock leverage in addition to Borrowings.

The Funds are closed-end management investment companies designed primarily as long-term investments and not as trading vehicles. The Funds are not intended to be complete investment programs and, due to the uncertainty inherent in all investments, there can be no assurance that the Funds will achieve their investment objectives. The following are the principal risks of investing in each Fund, and if the Merger is consummated, the risks of DNP will remain in effect.

Investing in each Fund involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, you should consider carefully the following risks before investing in the Funds.

Investment and Market Risk (both Funds)

An investment in the Funds is subject to investment risk, including the possible loss of the entire amount invested. An investment in the Funds represents an indirect investment in the securities owned by the Funds, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Each Fund’s common stock at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends or distributions.

Market Discount to Net Asset Value Risk (both Funds)

The shares of closed-end management investment companies often trade at a discount to their NAV. The DUC Common Shares have recently (prior to the announcement of the Merger) traded at a discount to NAV. Although the DNP Common Shares have traded at a premium to NAV approximately 98% of the time since 2000, they may in the future trade at a discount to NAV. If a Fund’s common stock trades at a discount to its NAV, the risk of loss may increase for purchasers of that Fund’s common stock.

Concentration Risk (both Funds)

Each Fund invests a significant portion of its total assets in securities of public utility companies engaged in the production, transmission or distribution of electric energy, gas or telephone services. The focus of each Fund’s portfolio on specific sectors may present more risks than if such Fund’s portfolio were broadly spread over numerous sectors of the economy. Adverse economic, political or regulatory occurrences affecting one or more of those sectors will have a larger impact on the Fund than on an investment company that does not concentrate solely in those specific sectors. At times, the performance of companies in those sectors will lag the performance of other sectors or the broader market as a whole. As concentration of each Fund’s investments in a sector increases, so does the potential for fluctuation in the NAV of its common stock.

Utilities Industry Risk (both Funds)

Risks that are intrinsic to public utility companies include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasional reduced availability and high costs of natural gas and other fuels, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials, the disposal of radioactive wastes, shutdown of facilities or release of radiation resulting from catastrophic events, disallowance of costs by regulators which may reduce profitability, and changes in market structure that increase competition.

There are substantial differences among the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. We cannot assure you that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks issued by utility company. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief.

Certain issuers of securities held in each Fund’s portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.

Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Generally, prices are also regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. We cannot assure you that such pricing policies or rates of return will continue in the future.

Foreign utility companies are also subject to regulation, although such regulations may or may not be comparable to those in the United States. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, many foreign utilities use fuels that may cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.

DNP’s investment policies are designed to enable it to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility companies currently are partially or fully government-owned, thereby limiting current investment opportunities for DNP, DNP believes that, in order to attract significant capital for growth, foreign governments are likely to seek global investors through the privatization of their utility industries. Privatization, which refers to the trend toward investor ownership of assets rather than government ownership, is expected to occur in newer, faster-growing economies and in mature economies. Of course, we cannot assure you that such favorable developments will occur or that investment opportunities in foreign markets will increase or that regulatory structures will remain stable over time.

The revenues of domestic and foreign utility companies generally reflect the economic growth and development in the geographic areas in which they do business. DNP takes into account anticipated economic growth rates and other economic developments when selecting securities of utility companies.

Certain segments of the electric, gas, telecommunications and midstream energy sectors of the public utilities industry, and individual companies within such segments, may not perform as well as each sector as a whole (or companies or segments of other sectors). Many utility companies have historically been subject to risks of increases in fuel and other operating costs, high interest costs on borrowings needed for capital improvement programs and costs associated with compliance with and changes in environmental and other governmental regulations. In particular, regulatory changes with respect to nuclear and conventionally fueled power generating and transmission facilities could increase costs or impair the ability of utility companies to operate and utilize such facilities, thus reducing the companies’ earnings or resulting in losses. Rates of return on investment of certain utility companies are subject to review by government regulators. Changes in regulatory policies or accounting standards may negatively affect the earnings or dividends of utility companies. Costs incurred by utilities, such as fuel and purchased power costs, often are subject to immediate market action resulting from such things as political or military forces operating in geographic regions where oil production is concentrated or global or from regional weather conditions, such as droughts, while the rates of return of utility companies generally are subject to review and limitation by state and/or national public utility commissions, which results ordinarily in a lag or an absence of correlation between costs and return. It is also possible that costs may not be offset by return. Utility companies have, in recent years, been affected by increased competition, which could adversely affect the profitability or viability of such utilities. Electric utilities may also be subject to increasing economic pressures due to deregulation of generation, transmission and other aspects of their business. Telecommunications companies have been subject to risks associated with increasing levels of competition, technology substitution (i.e., wireless, broadband internet access and voice over Internet protocol, or VoIP), industry overcapacity, consolidation and regulatory uncertainty.

Certain public utility companies may have operations that involve transitioning from traditional energy facilities (including oil, gas or other hydrocarbons) to those focused on renewable energy (including wind, solar, hydrogen, geothermal, biomass, etc.). Renewable energy companies and other companies operating in the renewable energy group of industries are subject to specific risks, including, among others: fluctuations in commodity prices and/or interest rates; changes in governmental or environmental regulation; reduced availability of renewable energy sources or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; seasonal weather conditions, extreme weather or other natural disasters; and threats of attack by terrorists on certain renewable energy assets. Renewable energy companies can be significantly affected by the supply of, and demand for, particular energy products, which may result in overproduction or underproduction. Additionally, changes in the regulatory environment for renewable energy companies may adversely impact their profitability. Obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants and general economic conditions can significantly affect companies in the clean energy group of industries. Certain investments may be dependent on U.S. and foreign government policies, including tax incentives and subsidies.

Because many renewable energy infrastructure companies enter into long-term contracts for energy off-put, if their counterparties experience economic stress, there could be subsequent concerns regarding such long-term contracts. In addition, worsening or extreme weather conditions, such as droughts, severe storms, and floods, could lead to lower utilization of clean energy assets than anticipated at the signing of long-term contracts. Further, as increased capital enters the renewable energy space, combined with decreasing costs, there may be pressure on power pricing, which in turn could result in lower rates of returns on certain projects.

The renewable energy sector can also be significantly affected by changes in the prices and supplies of other energy fuels, energy conservation, the success of exploration projects, tax and other government regulations. Certain factors may negatively contribute to the growth of the renewable energy group of industries, including changes in government policy to no longer focus on clean energy could result in reduced capital investment in the sector. In addition, long term renewable energy infrastructure growth is largely dependent on battery storage technology, which today is insufficient to meet long-term policy goals. Moreover, due to the volume of renewable energy infrastructure needed to meet such policy goals, construction slowdowns or the inability to construct projects on time could result in reduced growth for the renewable energy group of industries.

Electric.    The electric utility sector consists of companies that are engaged principally in the generation, distribution, transmission, delivery or sale of electric energy, although many also provide other energy-related services. In the past, electric utility companies, in general, have been favorably affected by lower fuel and financing costs and the full or near completion of major construction programs. In addition, many of these companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Some electric utilities have also taken advantage of the right to sell power outside of their traditional geographic areas. Electric utility companies have historically been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, costs associated with compliance with environmental and safety regulations and changes in the regulatory climate, and risks related to abandonment of old projects and cost overruns of new projects. In a period of declining interest rates, many utilities refinance high cost debt and in doing so improve their fixed charges coverage. In a period of declining interest rates, however, regulators may lower allowed rates of return as interest rates decline and thereby cause the benefits of the interest rate declines to be shared wholly or in part with customers. In a period of rising interest rates, the allowed rates of return may not keep pace with the utilities’ increased costs. The construction and operation of nuclear power facilities are subject to strict scrutiny by, and evolving regulations of, the Nuclear Regulatory Commission and state agencies which have comparable jurisdiction. Strict scrutiny might result in higher operating costs and higher capital expenditures, with the risk that the regulators may disallow inclusion of these costs in rate authorizations or the risk that a company may not be permitted to operate or complete construction of a facility. In addition, operators of nuclear power plants may be subject to significant costs for disposal of nuclear fuel and for decommissioning such plants.

The rating agencies look closely at the business profile of utilities. Ratings for companies are expected to be impacted to a greater extent in the future by the division of their asset base. Electric utility companies that focus more on the generation of electricity may be assigned less favorable ratings as this business is expected to be competitive and the least regulated. On the other hand, companies that focus on transmission and distribution, which is expected to be the least competitive and the more regulated part of the business, may see higher ratings given the greater predictability of cash flow.

Some electric utilities have acquired electric utilities overseas to diversify, enhance earnings and gain experience in operating in a deregulated environment. In some instances, such acquisitions have involved significant borrowings, which have burdened the acquirer’s balance sheet.

Gas.    Gas transmission companies and gas distribution companies are undergoing significant changes. In the United States, interstate transmission companies are regulated by the Federal Energy Regulatory Commission, which is reducing its regulation of certain parts of the industry. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices. In the recent decade, gas utility companies have been adversely affected by disruptions in the oil industry and have also been affected by increased concentration and competition. In the opinion of the Investment Adviser, however, environmental considerations could improve the outlook for the gas sector in the future. For example, natural gas is the cleanest of the hydrocarbon fuels, and this may result in incremental shifts in fuel consumption toward natural gas and away from oil and coal, even for electricity generation. However, technological or regulatory changes within the industry (such as requirements to use alternative energy sources) may delay or prevent this result. In addition, the risks that apply to electric utility companies also generally apply to gas utility companies.

Telecommunications.    In the past, telecommunications companies offered services under conditions so highly regulated that the companies were considered and treated as utilities. Traditional telephone companies offered voice service within broad market areas. Cable companies, were generally small businesses focused on offering video services in limited geographic markets. Today, these historically different types of communication service businesses are converging to form a broad “communication” sector in which companies are growing in size and increasingly bundling their service offerings to include a combination of wireline telephone and wireless service, wireline broadband internet access, wireless broadband internet access, video communication services and entertainment content. In many instances, these entities have modernized and are expanding geographically into national and international markets. Nonetheless, regulators may impose, or seek to impose, greater or less regulation than in the past. Increasing competition, technological innovations, changes in consumer demand and other structural changes could adversely affect the profitability of these companies and the growth rate of their dividends. In addition, potential statutory or regulatory changes could either help or harm particular segments of the communication sector.

Midstream Energy.    Certain of DNP’s investments in the midstream energy sector will be through MLPs, which are subject to separate risks discussed below. There are special risks inherent in the midstream energy sector, including supply and demand risk, acquisition risk, regulatory risk, commodity pricing risk, catastrophe risk and affiliated party risk.

Supply and Demand Risk.    A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities, a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution, or a sustained decline in demand for such commodities, may adversely impact the financial performance of companies in the midstream energy sector (“energy companies”). Energy companies are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors. Factors affecting the volume of production of energy commodities and the volume of energy commodities available for transportation, storage, processing or distribution include depletion of resources; depressed commodity prices; catastrophic events; labor relations; increased environmental or other governmental regulation; equipment malfunctions and maintenance difficulties; import volumes; international politics; policies of the Organization of Petroleum Exporting Countries; and increased competition from alternative energy sources. Alternatively, a decline in demand for energy commodities could result from factors such as adverse economic conditions (especially in key energy-consuming countries); increased taxation; weather and climate conditions; increased environmental or other governmental regulation; increased fuel economy; increased energy conservation or use of alternative energy sources; legislation intended to promote the use of alternative energy sources; or increased commodity prices.

Acquisition Risk.    The ability of energy companies to grow and, where applicable, to increase distributions to their equity holders can be highly dependent on their ability to make acquisitions that result in an increase in adjusted operating surplus. In the event that such companies are unable to make such accretive acquisitions because they are unable to identify attractive acquisition candidates or negotiate acceptable purchase contracts, because they are unable to raise financing for such acquisitions on economically acceptable terms, or because they are outbid by competitors, their future growth and ability to raise distributions will be limited and their ability to repay their debt holders may be weakened. Furthermore, even if these companies do consummate acquisitions that they believe will be accretive, the acquisitions may instead result in a decrease in adjusted operating surplus.

Regulatory Risk.    Energy companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Such regulation can change over time in both scope and intensity. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy companies.

The operations of wells, gathering systems, pipelines and distribution facilities, refineries, electric generating, transmission, and distribution facilities and other facilities are subject to stringent and complex federal, state and local environmental laws and regulations. These include, for example:

•	the federal Clean Air Act and comparable state laws and regulations that impose obligations related to air emissions;

•	the federal Clean Water Act and comparable state laws and regulations that impose obligations related to discharges of pollutants into regulated bodies of water;

•	the Resource Conservation and Recovery Act (“RCRA”) and comparable state laws and regulations that impose requirements for the handling and disposal of waste from facilities; and

•

the Comprehensive Environmental Response, Compensation, and Liability Act (“CERCLA”), also known as “Superfund,” and comparable state laws and regulations that regulate the cleanup of hazardous substances that may have been released at properties currently or previously owned or operated by energy companies or at locations to which they have sent waste for disposal.

Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. These laws and regulations may mandate costly capital upgrades at regulated facilities. Certain environmental statutes, including RCRA, CERCLA, the federal Oil Pollution Act and analogous state laws and regulations, also impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed of or otherwise released. Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment.

There is an inherent risk that energy companies may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from wells or energy infrastructure assets could subject them to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations.

Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase compliance costs and remediation costs. For example, hydraulic fracturing, a technique commonly used in the completion of oil and gas wells, has become a subject of increasing regulatory scrutiny and may be subject in the future to more stringent, and costlier compliance requirements.

Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases” (“GHGs”) such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas, which many scientists and policymakers believe contribute to global climate change. At the international level, the United Nations Framework Convention on Climate Change, the Kyoto Protocol and the Paris Agreement address GHG emissions, and several countries, including those in the European Union, have implemented climate change programs to restrict GHG emissions.

In the United States, the Environmental Protection Agency (the “EPA”) determined in December 2009 that emissions of carbon dioxide, methane and certain other GHGs endanger public health and the environment by contributing to climate change. Since then, federal agencies have promulgated various regulations to address GHG emissions. These include rules requiring GHG controls at oil and gas operations. While the Trump Administration has tried to roll back some of these requirements, the long-term direction of federal climate regulations remains fluid, particularly given the upcoming change in the U.S. presidential administration. Whether or not the federal efforts continue to slow or increase, states may adopt their own climate requirements. Many states, either individually or as part of multi-state regional initiatives, already have been instituting measures (including cap and trade programs and incentives for renewable energy generation) to reduce emissions of GHGs. Additional such measures are frequently under consideration.

Existing or future climate requirements could cause certain companies in which DNP may invest to incur higher costs for the operation and maintenance of their facilities, the installation of control equipment, and the implementation of compliance programs as well as reduce demand for their products and services. Any such result may adversely affect the total return of certain of DNP’s investments.

Likewise, communication companies are or may be subject to federal, state and/or local government regulation, including how and where infrastructure is constructed, maintained and operated, environmental and safety controls, and, in some cases, the prices these companies may charge for the products and services they provide. Such regulation can change over time in both scope and intensity. Various governmental entities have the authority to enforce compliance with these regulations and to grant, deny or modify any certificates, permits, or authorizations issued under the regulations. Violations are subject to administrative, civil and criminal penalties, or a combination thereof, including revocations, fines, injunctions. Stricter laws, regulations or enforcement policies could be enacted at any time, which would likely increase compliance costs and may adversely affect the financial performance of communication companies.

In addition, potential regulatory or statutory changes could either help or harm particular segments of the communication sector. On the regulatory front, communication companies are subject to the Communications Act of 1934 (as amended), which is administered by the Federal Communications Commission (“FCC”). Among other matters, the FCC classified broadband internet access service as an information service, reinstated the private mobile service classification of mobile broadband internet access service, and eliminated or modified certain other regulations and requirements pertaining to the provision of broadband internet access services. In addition, the FCC has acted to streamline the agency’s pole attachment rules, amend processes and certain regulations involving infrastructure siting, reexamine service provider obligations for rebuilding and repairing broadband infrastructure after natural disasters, and eliminated Form 325, Annual Report of Cable Television Systems. In addition, All final FCC actions, including those listed here, are subject to legal appeal. Communication companies may also be subject to state and local regulation that could either help or harm particular segments of the sector.

Commodity Pricing Risk.    The return on a Fund’s investments in energy companies may be dependent on the prices received by those companies for the exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal. These prices may fluctuate widely in response to a variety of factors including global and domestic economic conditions, weather and climate conditions, the supply and price of imported energy commodities, the production and storage levels of energy commodities in certain regions or in the world, policies of the Organization of Petroleum Exporting Countries, political stability, transportation facilities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices may also make it more difficult for energy companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices. The energy industry as a whole, including the midstream energy sector, may also be impacted by the perception that the performance of energy companies is directly linked to commodity prices. High commodity prices may drive further energy conservation efforts, and a slowing economy may adversely impact energy consumption, which may adversely affect the performance of MLPs and other energy companies.

Catastrophe Risk.    The operations of energy companies are subject to many inherent hazards, including: damage to pipelines, storage tanks or other equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters (which may worsen with climate change) or by acts of terrorism; inadvertent damage from construction, farm equipment and other accidents; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons or other hazardous materials; and spills, blowouts, fires and explosions. Since the September 11th terrorist attacks, the United States Government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Not all energy companies are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect the energy company’s operations and financial condition. Any occurrence of a catastrophic event could bring about a limitation, suspension, or discontinuation of operations in the energy industry, including the midstream energy sector.

Affiliated Party Risk.    Certain energy companies are dependent on their parents or sponsors for a majority of their revenues. Any failure by a company’s parents or sponsors to satisfy its payments or obligations would impact the company’s revenues and cash flows and ability to make distributions.

Utilities Industry Generally.    We cannot assure you that the positive developments noted above, including those relating to privatization, convergence and changing regulation, will occur or that risk factors other than those noted above will not develop in the future. In addition, utilities generally are subject to the risk of increased environmental regulation, which may have a significant impact on the operations and earnings of utility companies.

Leverage Risk (both Funds)

Each Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of higher volatility of the Fund’s NAV and the asset coverage of each Fund’s Borrowings and, in the case of DNP, its preferred stock. This means that if there is a net decrease in the value of a Fund’s investment portfolio, the use of leverage will likely cause a greater decrease in the NAV per share of common stock and the market value per share of common stock than if such Fund were not leveraged.

Fluctuations in dividend rates on the MRPS (in the case of DNP) and interest rates on each Fund’s Borrowings will affect the net income available for distribution to holders of common stock. Holders of common stock receive all net income from a Fund remaining after payment of dividends on the preferred stock (if applicable) and interest on such Fund’s Borrowings and generally are entitled to a pro rata share of net realized capital gains, if any. In the event a Fund were ever to be liquidated, the Bank and the holders of such Fund’s Borrowings would be entitled to receive repayment of outstanding principal plus accumulated and unpaid interest thereon before any distribution is made to such Fund’s shareholders. In addition, the holders of DNP’s preferred stock would be entitled to liquidating distributions (equal to $100,000 per share of MRPS plus any accumulated and unpaid dividends thereon) before any distribution is made to holders of the DNP Common Shares. Additionally, the 1940 Act provides certain rights and protections for holders of a Fund’s preferred stock and indebtedness which may adversely affect the interests of holders of common stock.

The use of debt leverage entails certain risks. The rights of lenders in Borrowing are senior to the rights of holders of a Fund’s common stock and preferred stock. Each credit facility can be terminated by the Bank upon 179 days’ notice and there can be no assurance that a Fund would be able to replace the credit facility with another form of leverage if the Bank were to give a 179-day notice of termination. Furthermore, future changes in the credit markets could cause the interest rate payable on the credit facility and dividend rate to increase relative to the dividend and interest rates a Fund earns on its portfolio securities, which could reduce or even eliminate the benefits of leverage to a Fund. Finally, each Fund is required to maintain an asset coverage of 300% on any outstanding Borrowings, instead of the asset coverage of 200% that it is required to maintain on its preferred stock. If the Funds were unable to replace the credit facility after receiving a 179-day notice of termination from the Bank, or were unable to maintain the required asset coverage on its outstanding Borrowings, they could be required to deleverage and sell a portion of its investments at a time when it might be disadvantageous to do so.

Management Risk (both Funds)

The Funds are subject to management risk because it is an actively managed portfolio. The Investment Adviser and the individual portfolio managers apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

Common Stock Risk (DNP only)

DNP has substantial exposure to common stocks. Although common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by DNP. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which DNP has exposure. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuer occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

Small and Mid-Cap Company Risk (DNP only)

DNP may invest its portfolio of equity securities in companies of any market capitalization. DNP considers small-cap companies to be those with a market capitalization up to $2 billion and mid-cap companies to be those with a market capitalization between $2 billion and $10 billion. DNP’s investments in small and mid-cap companies may be subject to more abrupt or erratic movements in price than its investments in larger, more established companies because the securities of such companies are less well-known, held primarily by insiders or institutional investors or may trade less frequently and in lower volume. Furthermore, small and mid-cap companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects. Such companies often have limited financial resources or may depend on a few key employees, and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.

Preferred Stock Risk (DNP only)

DNP may have exposure to preferred stocks. Preferred stocks involve credit risk, which is the risk that a preferred stock will decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. In addition to credit risk, investment in preferred stocks involves certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If DNP owns a preferred stock that is deferring its distributions, DNP may be required to report income for tax purposes while it is not receiving income on this position. Preferred stocks often contain provisions that allow for redemption in the event of certain tax or legal changes or at the issuers’ call. In the event of redemption, DNP may not be able to reinvest the proceeds at comparable rates of return. Because they often lack a fixed maturity or redemption date, preferred stocks are likely to fluctuate substantially in price when interest rates change. Such fluctuations generally are comparable to or exceed those of long-term government or corporate bonds (those with maturities of fifteen to thirty years). Preferred stocks typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred stocks may be significantly less liquid than many other securities, such as United States Government securities, corporate debt or common stock.

MLP Risk (DNP only)

An investment in MLP units involves certain risks which differ from an investment in the equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common stockholders of a corporation, holders of MLP units have more limited control and more limited rights to vote on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The fees that MLPs charge for transportation of oil and gas products through their pipelines are subject to government regulation, which could negatively impact the revenue stream. Investing in MLPs also involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. These include the risk of environmental incidents, terrorist attacks, demand destruction from high commodity prices, proliferation of alternative energy sources, inadequate supply of external capital, and conflicts of interest with the general partner. The benefit derived from DNP’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes, so any change to this status would adversely affect the price of the MLP units. Certain MLPs in which DNP may invest depend upon their parent or sponsor entities for the majority of their revenues. If their parent or sponsor entities fail to make such payments or satisfy their obligations, the revenues and cash flows of such MLPs and ability of such MLPs to make distributions to unit holders, such as DNP, would be adversely affected.

Debt Securities Risk (both Funds)

In addition to credit risk and interest rate risk, investment in debt securities carries certain risks, including:

•

Redemption Risk — Debt securities sometimes contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

•	Limited Voting Rights — Debt securities typically have limited voting rights, except in cases when interest payments have not been made and the issuer is in default.

•	Liquidity — Certain debt securities may be substantially less liquid than many other securities, such as United States Government securities or common stocks.

Illiquid Securities Risk (both Funds)

The Funds may invest in securities for which there is no readily available trading market or which are otherwise illiquid. The Funds may not be able readily to dispose of such securities at prices that approximate those at which the Funds could sell such securities if they were more widely traded and, as a result of such illiquidity, the Funds may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, the limited liquidity could affect the market price of the securities, thereby adversely affecting the Fund’s NAV.

Issuer Risk (both Funds)

The value of equity securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Credit Risk (both Funds)

Credit risk is the risk that an issuer of a preferred stock or debt security will become unable to meet its obligation to make dividend, interest and principal payments. In general, lower rated preferred stocks or debt securities carry a greater degree of credit risk. If rating agencies lower their ratings of preferred stocks or debt securities in a Fund’s portfolio, the value of those obligations could decline, which could jeopardize the rating agencies’ ratings of DNP’s preferred stock. In addition, the underlying revenue source for a preferred stock or debt security may be insufficient to pay dividends, interest or principal in a timely manner. Because a primary source of income for the Funds is the dividend, interest and principal payments on the preferred stocks or debt securities in which it invests, any default by an issuer of a preferred stock or debt security could have a negative impact on a Fund’s ability to pay dividends to its investors. Even if the issuer does not actually default, adverse changes in the issuer’s financial condition may negatively affect its credit rating or presumed creditworthiness. These developments would adversely affect the market value of the issuer’s obligations or the value of credit derivatives if the Funds has sold credit protection.

Interest Rate Risk (both Funds)

Interest rate risk is the risk that preferred stocks paying fixed dividend rates and fixed-rate debt securities will decline in value because of changes in market interest rates. When interest rates rise, the market value of such securities generally will fall. A Fund’s investment in preferred stocks and fixed-rate debt securities means that the NAV and price of the common stock may decline if market interest rates rise. The NAV of DNP’s investments in common stock may also fluctuate based on changes in interest rates. Interest rates are currently low relative to historic levels. During periods of declining interest rates, an issuer of preferred stock or fixed-rate debt securities may exercise its option to redeem securities prior to maturity, forcing the Funds to reinvest in lower yielding securities. This is known as call risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected payments. This may lock in a below market yield, increase the security’s duration and reduce the value of the security. This is known as extension risk. The value of a Fund’s common stock investments may also be influenced by changes in interest rates.

Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

Income Risk (both Funds)

The income that holders of common stock receive from each Fund is based primarily on the dividends and interest such Fund earns from its investments, which can vary widely over the short and long term. If prevailing market interest rates drop, distribution rates on a Fund’s preferred stock holdings and bond holdings — and thus income available for distributions to holders of such Fund’s common stock — could drop as well. A Fund’s income also would likely be affected adversely when prevailing short-term interest rates increase and such Fund is utilizing leverage.

High-Yield/High-Risk Fixed Income Securities (Junk Bonds) Risk (both Funds)

Securities rated “BB” or below by S&P or Fitch, or “Ba” or below by Moody’s, may be known as “high-yield” securities and commonly referred to as “junk bonds.” Such securities entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the creditworthiness of high-yield/high-risk issuers is more complex than for higher-rated securities, making it more difficult for the Funds’ Investment Adviser to accurately predict risk. There is a greater risk with high-yield/high-risk fixed income securities that an issuer will not be able to make principal and interest payments when due. If a Fund pursues missed payments, there is a risk that Fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change. As a result of all of these factors, these bonds are generally considered to be speculative.

Foreign Investment Risk (both Funds)

Each Fund may be exposed to certain risks if it were to invest in foreign investments. When a Fund invests in securities of foreign issuers, it is subject to risks not typically associated with investing in securities of U.S. companies. These risks can include currency devaluations and other fluctuations in foreign currencies, foreign currency exchange controls, greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets, more substantial government involvement in the economy, higher rates of inflation, differences in securities regulation and trading, political uncertainty and other risks. In addition, accounting, auditing and financial reporting standards in foreign countries are different from U.S. standards. As a result, certain material disclosures may not be made and less information may be available to the Fund and other investors than would be the case if a Fund’s investments were restricted to securities of U.S. issuers. Moreover, it may be more difficult to obtain a judgment in a court outside the United States. Interest and dividends paid on securities held by a Fund and gains from the disposition of such securities may be subject to withholding taxes imposed by foreign countries. Although in some countries portions of these taxes are recoverable, any amounts not recovered will reduce the income received by a Fund, and may reduce distributions to holders of common stock.

Foreign Currency Risk (both Funds)

Investments in securities that trade in and receive revenues in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the Fund and denominated in those currencies.

REIT and Real Estate Risk (DNP only)

Investing in companies that invest in real estate exposes DNP to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which real estate companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments, and characterized by intense competition and periodic overbuilding. Real estate companies may lack diversification due to ownership of a limited number of properties and concentration in a particular geographic region or property type. REITs are financial vehicles that pool investor capital to purchase or finance real estate. Equity REITs invest primarily in direct ownership or lease of real property, and they derive most of their income from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Investing in equity REITs and REIT-like entities involves certain unique risks in addition to those risks associated with investing in the real estate industry in general.

REITs and REIT-like entities are typically small or medium market capitalization companies, and they are subject to management fees and other expenses. When the Fund invests in REITs and REIT-like entities it will bear its proportionate share of the costs of the REITs’ and REIT-like entities’ operations. REITs and REIT-like entities are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency and self-liquidation. REITs and REIT-like entities also are subject to the possibility of failing to qualify for tax-free pass-through of income. Also, because REITs and REIT-like entities typically are invested in a limited number of projects or in a particular market segment, these entities are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Convertible Securities Risk (DNP only)

Convertible securities are bonds, debentures, notes, preferred stock, rights, warrants or other securities that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. If a convertible security is called for redemption, a Fund may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that is not beneficial for such Fund. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Securities convertible into common stocks may have higher yields than common stocks but lower yields than comparable nonconvertible securities.

Reverse Repurchase Agreement Risk (both Funds)

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities a Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the securities and such Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements are a form of leverage and are subject to the risks described above under “Leverage Risk.”

Hedging Strategy Risk (both Funds)

Certain of the investment techniques that the Funds may employ for hedging or, under certain circumstances, to increase income or total return, will expose the Funds to risks. Such investment techniques may include entering into interest rate and stock index futures contracts and options on interest rate and stock index futures contracts, purchasing and selling put and call options on securities and stock indices, purchasing and selling securities on a when-issued or delayed delivery basis and lending portfolio securities.

There are economic costs of hedging reflected in the pricing of futures, swaps, options and contracts related to options on positions in interest rate swaps which can be significant, particularly when long-term interest rates are substantially above short-term interest rates. There may be an imperfect correlation between changes in the value of a Fund’s portfolio holdings and hedging positions entered into by such Fund, which may prevent such Fund from achieving the intended hedge or expose such Fund to risk of loss. In addition, a Fund’s success in using hedge instruments is subject to the Investment Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to such Fund’s portfolio holdings, and there can be no assurance that the Investment Adviser’s judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for a Fund, whether or not adjusted for risk, than if a Fund had not hedged its portfolio holdings.

Derivatives Risk (both Funds)

Each Fund does not currently utilize derivatives transactions. To the extent a Fund enters into derivatives transactions (such as futures contracts and options thereon, options and swaps) in the future, a Fund will be subject to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. Such Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by such Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, such Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. Such Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. A Fund’s exposure to any single counterparty will be limited to no more than 25% of such Fund’s total assets. As a general matter, dividends received on hedged stock positions are characterized as ordinary income and are not eligible for favorable tax treatment. In addition, use of derivatives may give rise to short-term capital gains and other income that would not qualify for payments by the Fund of qualified dividends eligible for a reduced federal income tax rate.

Dividend Capture Risk (DNP only)

DNP may seek to increase its dividend income using a strategy called “dividend capture.” In a dividend capture trade, DNP purchases stock of a particular issuer on or prior to the ex-dividend date for that stock. Because DNP is the holder of the stock on the ex-dividend date, it is entitled to receive the dividend on the stock. After the ex-dividend date, DNP seeks an opportunity to sell the stock and reinvest the proceeds in the stock of a different issuer on or prior to that stock’s ex-dividend date. The use of dividend capture strategies exposes DNP to increased trading costs and the potential for capital loss. Since 2004, DNP has not made significant use of dividend captures but may decide to do so in the future.

Portfolio Turnover Risk (both Funds)

The techniques and strategies contemplated by the Funds might result in a high degree of portfolio turnover. The Funds cannot accurately predict its portfolio turnover rate, but anticipates that each of its annual portfolio turnover rate will not exceed 100% (excluding turnover of securities having a maturity of one year or less) under normal market conditions, although it could be materially higher under certain conditions. A high turnover rate (100% or more) necessarily involves greater expenses to the Funds and may result in realization of net short-term capital gains which generally are taxable at ordinary income rates. These factors may negatively affect the fund’s performance.

Inflation Risk (both Funds)

Inflation risk is the risk that the purchasing power of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of a Fund’s common stock and, in the case of DNP, its preferred stock, and distributions thereon, can decline. In addition, during any periods of rising inflation, dividend rates on DNP’s preferred stock and interest rates on each Fund’s indebtedness would likely increase, which would tend to further reduce returns to respective holders of each Fund’s common stock.

Market Disruption Risk (both Funds)

Certain events have a disruptive effect on the securities markets, such as terrorist attacks, war and other geopolitical events. The Fund cannot predict the effects of similar events in the future on the U.S. economy. United States military and related action in Afghanistan is ongoing and events in the Middle East or North Korea could have significant adverse effects on the U.S. economy, financial and commodities markets. Assets of companies, including those held in the Fund’s portfolio, could be direct targets, or indirect casualties, of an act of terrorism. The United States Government has issued warnings that assets of utility companies and energy sector companies, specifically the United States’ pipeline infrastructure, may be the future target of terrorist organizations. Non-investment grade securities and securities of issuers with smaller market capitalizations tend to be more volatile than higher rated securities and securities of issuers with larger market capitalizations so that these events and any actions resulting from them may have a greater impact on the prices and volatility of non-investment grade securities and securities of issuers with smaller market capitalizations than on higher rated securities and securities of issuers with larger market capitalizations.

Capital Market Risk (both Funds)

Global financial markets and economic conditions are volatile due to a variety of factors, including significant write-offs in the financial services sector, and therefore companies may have difficulty raising capital. In particular, as a result of concerns about the general stability of financial markets and specifically the solvency of lending counterparties, the cost of raising capital from the credit markets generally has increased as many lenders and institutional investors have increased interest rates, enacted tighter lending standards, refused to refinance debt on existing terms or at all and reduced, or in some cases ceased to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other debt instruments may be unwilling or unable to meet their funding obligations. Due to these factors, companies may be unable to obtain new debt or equity financing on acceptable terms or at all. If funding is not available when needed, or is available only on unfavorable terms, companies may not be able to meet their obligations as they come due. Moreover, without adequate funding, companies may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

Pandemic Risk (both Funds)

The continuing spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including securities the Funds hold, and may adversely affect the Funds’ investments and operations. The outbreak was first detected in December 2019 and subsequently spread globally. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff reductions), supply chains and consumer activity, as well as general concern and uncertainty that has negatively affected the economic environment. These disruptions have led to instability in the market place, including stock market losses and overall volatility. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illnesses, such as COVID-19, in emerging market countries may be greater due to generally less established healthcare systems. This crisis or other public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of each Fund’s investments, the Funds and a shareholder’s investment in the Funds. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Funds being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments.

The Funds and the Investment Adviser have in place business continuity plans reasonably designed to ensure that they maintain normal business operations, and that the Funds, their portfolio and assets are protected. However, in the event of a pandemic or an outbreak, such as COVID-19, there can be no assurance that the Funds, the Investment Adviser and service providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. A pandemic or disease could also impair the information technology and other operational systems upon which the Investment Adviser relies and could otherwise disrupt the ability of the Funds’ service providers to perform essential tasks.

Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs and dramatically lower interest rates. Certain of those policy changes are being implemented in response to the COVID-19 pandemic. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities. The effect of recent efforts undertaken by the U.S. Federal Reserve to address the economic impact of the COVID-19 pandemic, such as the reduction of the federal funds target rate, and other monetary and fiscal actions that may be taken by the U.S. federal government to stimulate the U.S. economy, are not yet fully known. The duration of the COVID-19 outbreak and its full impacts are unknown, resulting in a high degree of uncertainty for potentially extended periods of time.

Tax Risk (both Funds)

The Fund’s investment program and the tax treatment of Fund distributions may be affected by Internal Revenue Service interpretations of the Code and future changes in tax laws and regulations, including changes in the provisions that currently apply to the favorable tax treatment of certain qualified dividends. There can be no assurance that any portion of the Fund’s income distributions will not be fully taxable as ordinary income. Additionally, in order for the Funds to avoid corporate-level income tax, the Funds must qualify each year as a regulated investment company under the Code and distribute all of its net income.

MLP Tax Risk (DNP only)

DNP’s ability to meet its investment objective will depend, in part, on the level of taxable income and distributions DNP receives from the equity securities in which it invests, a factor over which DNP has no control. The benefit DNP will derive from its investment in MLPs will be largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. As a partnership, an MLP generally has no tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the MLP would be reduced and distributions received by DNP would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain). Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a reduction in the after-tax return to DNP, likely causing a reduction in the value of DNP’s common stock.

Cybersecurity Risk (both Funds)

With the increased use of technologies such as the Internet to conduct business, the Funds have become potentially more susceptible to operational and information security risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from either a deliberate attack or an unintentional event. Cybersecurity breaches may involve, among other things, infection by computer viruses or other malicious software code or unauthorized access to the digital information systems, networks or devices of the Funds or its service providers (including, but not limited to, the Funds’ investment adviser, transfer agent, custodian, administrators and other financial intermediaries) through “hacking” or other means, in each case for the purpose of misappropriating assets or sensitive information (including, for example, personal shareholder information), corrupting data or causing operational disruption or failures in the physical infrastructure or operating systems that support the funds. Any such cybersecurity breaches or losses of service may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity, which, in turn, could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, and/or financial loss. While the Funds and their service providers have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for. Cybersecurity risks may also impact issuers of securities in which the Funds invests, which may cause each Fund’s investments in such issuers to lose value.

Certain Affiliations (both Funds)

Certain broker-dealers may be considered to be affiliated persons of the Funds or the Investment Adviser. Absent an exemption from the SEC or other regulatory relief, the Funds are generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit a Fund’s ability to engage in securities transactions and take advantage of market opportunities.

Anti-Takeover Provisions (both Funds)

Certain provisions of each Fund’s charter and bylaws may be regarded as “anti-takeover” provisions because they could have the effect of limiting the ability of other entities or persons to acquire control of the Funds. These provisions could have the effect of depriving holders of common stock of opportunities to sell their common stock at a premium over the then-current market price of the common stock or at NAV. See “Certain provisions of the Charter and Bylaws and certain provisions of Maryland law — Anti-Takeover Provisions in the Charter and Bylaws” below.

ADDITIONAL INFORMATION ABOUT THE PROPOSED MERGER

Background on Standstill Agreement with Karpus

On September 16, 2019, Karpus, a significant shareholder of DUC, submitted a non-binding shareholder proposal to be voted on at DUC’s March 24, 2020 annual meeting of shareholders (the “2020 DUC Annual Meeting”), requesting that the DUC Board authorize a self-tender offer for all of the outstanding shares of DUC at or close to NAV and if more than 50% of DUC’s outstanding shares were submitted for tender, that the tender offer be cancelled and the Fund be liquidated or converted into an open-end fund (the “2020 Karpus Shareholder Proposal”). In its supporting statement, Karpus pointed to the fact that the DUC Common Shares had traded at a discount to NAV over the preceding one-year, three-year and five-year periods.

Karpus’s proposal and supporting statement were included in the proxy materials sent to DUC shareholders in connection with the 2020 DUC Annual Meeting, along with the DUC Board’s unanimous recommendation that DUC shareholders vote against the 2020 Karpus Shareholder Proposal. Among the reasons cited by the DUC Board for its recommendation were a concern that the proposal, if adopted, would (i) create short-term gains for certain shareholders at the expense of shareholders who had planned to hold DUC Common Shares for the long-term, (ii) significantly reduce DUC’s assets, which would cause DUC to bear certain fixed costs with a smaller asset base, likely increasing DUC’s overall expense ratio, and (iii) potentially force DUC to sell securities at an inopportune time, causing DUC to bear additional transaction expenses to rebalance its portfolio and significantly diminishing DUC’s ability to operate efficiently.

On February 3, 2020, in a telephone conversation with representatives of the Investment Adviser, the Karpus representatives noted that the DNP Common Shares had a long history of trading at a premium most of the time and offered the suggestion of merging DUC into DNP as another possible approach to addressing the DUC discount. The Karpus representatives further suggested that DTF, another closed-end fund advised by the Investment Adviser, also be merged into DNP. The management of DUC, DNP and DTF then asked Mayer Brown LLP, counsel to the three funds and their independent directors, to provide legal advice to the DUC, DNP and DTF Boards as to the corporate, regulatory and tax implications of the potential mergers suggested by Karpus. On March 5, 2020, Mayer Brown LLP advised, among other things, that a merger of DUC into DNP could be accomplished as a tax-free reorganization, but that a merger of DTF into DNP could not be accomplished as a tax-free reorganization because there would be no continuity between DTF’s tax-exempt bond portfolio and investment objectives and DNP’s taxable bond and equity portfolio and investment objectives. The DUC Board took no action with regard to a potential merger at that time, as the 2020 DUC Annual Meeting was imminent. At the 2020 DUC Annual Meeting on March 24, 2020, a majority of votes cast were voted against the 2020 Karpus Shareholder Proposal.

Aware that Karpus had continued to increase its ownership of DUC Common Shares subsequent to the 2020 DUC Annual Meeting at which the 2020 Karpus Shareholder Proposal had failed to pass, the DUC Board anticipated the possibility that Karpus would initiate further action. At the regular quarterly Board meeting on September 16, 2020, Board members discussed their willingness to seek other ways to address DUC’s trading discount to NAV that would be less likely to have the potential negative effects that had led the DUC Board to recommend against the 2020 Karpus Shareholder Proposal. At the meeting, the DUC Board reviewed and considered a written and oral presentation by the Investment Adviser that included an issues list and pro forma analysis regarding such a potential merger.

On September 17, 2020, Karpus gave DUC written notice of its intention to: (i) nominate its own slate of directors at DUC’s 2021 annual meeting of shareholders, (ii) submit a non-binding shareholder proposal at that meeting to declassify the DUC Board and cause all directors to stand for election each year instead of serving staggered three-year terms; and (iii) submit a binding shareholder proposal to terminate DUC’s investment advisory agreement with the Investment Adviser (the “2021 Karpus Proposals”). On the same date, Karpus notified DTF of its intention to submit similar proposals at DTF’s 2021 annual meeting of shareholders. However, in Schedule 13D/A filings that Karpus filed on September 18, 2020 with respect to DUC and DTF, Karpus announced its willingness to enter into discussions with the DUC Board and the DTF Board in furtherance of reaching a mutually agreeable resolution.

At a joint Board meeting held on October 15, 2020, the DUC Board and DTF Board received a report from the Investment Adviser regarding informal discussions it had held with representatives of Karpus. The Investment Adviser reported that its discussion with Karpus relating to DUC had focused on the possibility of a merger of DUC with and into DNP. In the DUC Board’s ensuing discussion of whether a merger of DUC with and into DNP would be an appropriate way to address Karpus’s concerns about DUC’s discount, the DUC Board was mindful of both the 2021 Karpus Proposals and Karpus’s large ownership position in DUC at the time (39.2% according to a Schedule 13D/A filed by Karpus on October 6, 2020). After extensive deliberation, the DUC Board authorized the Investment Adviser to engage in negotiations with Karpus in an effort to find a mutually acceptable solution that would be in the best interests of the shareholders of both DUC and DNP and would avoid a lengthy and expensive proxy contest.

At the same time, the DTF Board authorized the Investment Adviser to engage in negotiations with Karpus with respect to DTF, in which Karpus also held a large ownership position (24.04% according to a Schedule 13D/A filed by Karpus on October 6, 2020).

Following the October 15, 2020 joint Board meeting, the Investment Adviser proceeded to negotiate non-disclosure agreements with Karpus on behalf of each of DUC, DNP and DTF, which agreements were entered into on October 27, 2020. Thereupon the Investment Adviser commenced negotiations with Karpus in an effort to find a way to address Karpus’s concerns about DUC’s and DTF’s discounts that would be in the best interests of DUC and DTF and all of their shareholders.

At a joint meeting held on November 4, 2020, the Investment Adviser informed the DUC Board, DNP Board and DTF Board that it had negotiated with the representatives of Karpus the principal terms of a course of action, with respect to each of DUC and DTF, which Karpus would be willing to accept in lieu of pursuing the 2021 Karpus Proposals with respect to those funds. In the case of DUC, the proposed course of action was a merger of DUC with and into DNP. In the case of DTF, the proposed course of action was for DTF to conduct a self-tender offer for 17.5% of its outstanding shares of common stock and to convert into a term fund with an expiration in seven years. The Investment Adviser then presented a detailed analysis of the proposed courses of action and the potential benefits each of them would provide to each of DUC, DNP and DTF and their respective shareholders. In the case of DUC, the DUC Board considered the various benefits to DUC and its shareholders that are enumerated elsewhere in this Proxy Statement/Prospectus. The DUC Board also noted that a merger of DUC into DNP would address Karpus’s concerns about DUC’s discount to NAV without the potential negative consequences that had led the Board to recommend a vote against the 2020 Karpus Shareholder Proposal, given that (i) the benefits of the Merger would flow to all shareholders, including those who had planned to hold DUC Common Shares for the long term, (ii) the Merger would avoid the reduction in DUC’s assets that would have caused DUC to bear certain fixed costs with a smaller asset base, and (iii) DUC would not be forced to liquidate securities at an inopportune time as would have been required in the case of a self-tender. After extensive discussion, each of the DUC Board, the DNP Board and the DTF Board approved the principal terms of each proposed course of action as being fair and reasonable to DUC, DNP and DTF, respectively, and in the best interests of each respective fund and its shareholders, and authorized the Investment Adviser to continue its negotiations with Karpus, in consultation with counsel to the funds and the independent directors of the funds, in an effort to reach definitive agreements with Karpus and to prepare implementing resolutions and other documents, in each case for consideration by the respective Boards at a future meeting.

In the ensuing weeks, representatives of the Investment Adviser, in consultation with counsel to the funds and their independent directors, negotiated the terms of the Standstill Agreement between DUC and Karpus, pursuant to which the DUC Board undertook to enter into the Merger Agreement and call a special meeting of DUC shareholders for the purpose of voting on the Merger Agreement. In addition, Karpus undertook in the Standstill Agreement, among other things, to vote its DUC Common Shares in favor of the Merger proposal, and, in the event the Merger proposal was successful, to formally withdraw the 2021 Karpus Proposals and to refrain from activist shareholder activities with respect to DUC and DNP until the earliest of: (a) November 23, 2023, or (b) such other date as the parties may agree in writing. Karpus also agreed in the Standstill Agreement to limit its sales of DNP Common Shares acquired in the Merger to no more than 20% of the average daily trading volume of such shares (as determined by taking the average of the trading volume for the previous 10 trading day period), and that the limit would drop to 10% of the average daily trading volume on days when DNP’s market premium was 10% or less. The DUC Board noted that this provision would effectively require Karpus to dispose of its DNP Common Shares over a six-month period in order to help limit downward pressure on DNP’s stock price after the Merger, for the benefit of both DUC and DNP shareholders. The Investment Adviser also negotiated standstill agreements with Karpus on behalf of DTF, DPG (another closed-end fund advised by the Investment Adviser) and Duff & Phelps Select MLP and Midstream Energy Fund Inc. (a closed-end fund sub-advised by the Investment Adviser).

At a joint meeting held on November 23, 2020, the DUC Board and the DNP Board approved the proposed Merger and the Merger Agreement, after each Board had determined that the proposed Merger was in the best interests of its respective Fund and that the interests of its respective Fund’s existing shareholders would not be diluted as a result of the Merger. Additionally, the DUC Board voted to call the Special Meeting to seek the approval of the DUC shareholders for the Merger and the Merger Agreement. The DUC Board also approved the Standstill Agreement between DUC and Karpus as being in the best interests of DUC and its shareholders. At the same time, the DTF Board approved the DTF tender offer and proposal to convert to a term fund as described above and voted to submit to the DTF shareholders a proposed charter amendment to effectuate the conversion. The DTF Board also approved a standstill agreement between DTF and Karpus. Following the joint Board meeting, DUC and DNP executed the Merger Agreement.

The Agreement and Plan of Merger

The proposed Merger will be governed by the Merger Agreement, a copy of which is attached as Exhibit A. The following discussion of the Merger Agreement is qualified in its entirety by the full text of the Merger Agreement.

Under the Merger Agreement, DUC will merge with and into DNP on the Closing Date. As a result of the Merger and on the Closing Date:

•	DNP will be the surviving corporation; and

•	The separate existence of DUC will cease.

•	DUC will then:

•	deregister as an investment company under the 1940 Act,

•	remove the DUC Common Shares from listing on the NYSE, and

•	withdraw from registration under the applicable federal securities laws.

Each full outstanding DUC Common Share will be converted into an equivalent dollar amount (to the nearest one tenth of one cent) of full DNP Common Shares, based on the NAV per share of each of the Funds at 4:00 p.m., Eastern Time on the Closing Date. No sales charge or fee of any kind will be charged to holders of DUC Common Shares in connection with their receipt of DNP Common Shares in the Merger.

From and after the Closing Date, DNP will possess all of the properties, assets, rights, privileges and powers, and shall be subject to all of the restrictions, liabilities, obligations, disabilities and duties, of DUC, all as provided under Maryland law.

Under Maryland law, shareholders of a corporation whose shares are traded publicly on a national securities exchange, such as DUC Common Shares and DNP Common Shares, are not entitled to demand the fair value of their shares upon a merger; therefore, the holders of DUC Common Shares and DNP Common Shares will be bound by the terms of the Merger, if approved. However, any holder of DUC Common Shares and DNP Common Shares may sell such shares on the NYSE at any time prior to the Merger.

The DUC Board has determined that the proposed Merger is in the best interests of DUC and that the interests of DUC’s shareholders will not be diluted as a result of the transactions contemplated by the Merger Agreement. The DNP Board has similarly determined that the proposed Merger is in the best interests of DNP and that the interests of DNP’s shareholders will not be diluted as a result of the transactions contemplated by the Merger Agreement.

The consummation of the Merger is subject to the terms and conditions and the representations and warranties set forth in the Merger Agreement. The Merger Agreement may be terminated and the Merger abandoned at any time (whether before or after approval thereof by the shareholders of DUC) prior to the Closing Date, or the Closing Date may be postponed, (i) by mutual consent of the respective Boards of the Funds; (ii) by the DUC Board if any condition that DUC is obligated to fulfill pursuant to the Merger Agreement has not been fulfilled or waived by such Board of Directors; (iii) by the DNP Board if any condition that DNP is obligated to fulfill pursuant to the Merger Agreement has not been fulfilled or waived by such Board of Directors; and (iv) by either party if the Closing shall not have occurred on or before May 23, 2021, unless such date is extended by mutual agreement of the parties.

Expenses associated with the Merger will be paid solely by DUC. Such costs are estimated to be approximately $500,000. Such expenses will include, but not be limited to, all costs related to the preparation and distribution of this Proxy Statement/Prospectus, proxy solicitation expenses, SEC registration fees and NYSE listing fees.

Approval of the Merger (including the related Merger Agreement) will require the affirmative vote of a majority of the outstanding DUC Common Shares.

Reasons for the Merger and Board Considerations

The proposed Merger will combine the Funds and their assets by merging DUC with and into DNP. In approving the Merger Agreement, the Board of each Fund, including each Fund’s Independent Directors, determined that participation in the Merger is in the best interests of each respective Fund and its shareholders and that the interests of the shareholders of each respective Fund will not be diluted with respect to NAV as a result of the Merger. Before reaching these conclusions, the Board of each Fund, including the Independent Directors, engaged in a thorough review process relating to the proposed Merger.

The Boards, including all of the Independent Directors, also received and considered a memorandum from counsel to the Funds outlining, among other things, the legal standards and certain other considerations relevant to the Boards’ deliberations. As further detailed in “Additional Information About the Proposed Merger —Background on Standstill Agreement with Karpus” above, the Board of each Fund, including all of the Independent Directors, considered the Merger at a series of meetings held in 2020 and approved the Merger at a joint meeting held on November 23, 2020.

The primary factors considered by the Board of each Fund with regard to the Merger included, but were not limited to, the following:

•

that the Merger will treat all DUC shareholders equally and provide them with the potential for appreciation in the market value of their investment in light of the recent history of the DUC Common Shares trading at a discount to NAV (prior to the announcement of the proposed Merger), compared with the DNP Common Shares trading at a premium to NAV approximately 98% of the time since 2000;

•	the expectation that DUC shareholders will have enhanced liquidity in the combined Fund, which will be a larger fund with a larger daily trading volume;

•

the expectation that the distribution policy of the combined Fund will be the same as DNP’s current distribution policy, which targets a distribution that is fixed at $0.065 per share each month, as compared to DUC’s current distribution of $0.05 per share each month;

•

the opinion of Mayer Brown LLP that no gain or loss will be recognized by the Funds or their shareholders for U.S. federal income tax purposes as a result of the Merger, as the Merger is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code;

•

the fact that the Funds have common (but not identical) investment objectives and certain overlapping (but not identical) investment strategies that include investment in fixed income securities of issuers in the utility sector and are both managed by the Investment Adviser with some overlap in the portfolio management team;

•

the Investment Adviser’s report to the Board that, after giving effect to the merger, the combined Fund would not incur significant trading costs to reposition its portfolio, but would instead reposition the portfolio over a longer time horizon;

•	the expectation that DUC and DNP shareholders will receive substantially the same quality of services after the Merger;

•

the limited availability of alternative options to address DUC’s long-term trading discount, the fact that the Merger option would avoid the potential negative consequences that had led the Board to recommend a vote against the 2020 Karpus Shareholder Proposal and the fact that this option is acceptable to DUC’s largest shareholder, Karpus;

•

the benefits to the Funds of the Standstill Agreement between DUC and Karpus, pursuant to which Karpus would agree to withdraw the 2021 Karpus Proposals and to refrain from activist shareholder activities until November 23, 2023 (assuming that the Merger is completed within the time period specified in the Standstill Agreement); and

•	the fact that the Investment Adviser recommended to each Board that it approve the Merger.

In considering the approval of the Merger Agreement, the Boards did not identify any factor as all-important or all-controlling and instead considered these factors collectively in light of each Fund’s facts and circumstances. After considering the above factors and based on the deliberations and its evaluation of the information provided to it, each Board concluded that the approval of the Merger Agreement was in the best interest of its respective Fund and its shareholders.

Material U.S. Federal Income Tax Consequences

The following is a summary of certain federal income tax consequences of the Merger. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of common stock of a Fund as capital assets for federal income tax purposes (generally, assets held for investment). This summary does not address all of the federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Merger. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. This summary of federal income tax consequences is for general information only. The Funds’ shareholders should consult their own tax advisers regarding the federal income tax consequences of the Merger, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax law.

It is a condition to the closing of the Merger that each of DNP and DUC receive an opinion from Mayer Brown LLP, dated as of the Closing Date, regarding the characterization of the Merger as a “reorganization” within the meaning of Section 368(a) of the Code. The opinion of Mayer Brown LLP will be based on federal income tax law in effect on the Closing Date. In rendering its opinion, Mayer Brown LLP will also rely upon certain representations of the management of DNP and DUC and assume, among other things, that the Merger will be consummated in accordance with the Merger Agreement and other operative documents and as described herein. An opinion of counsel is not binding on the IRS or any court.

As a reorganization, the general federal income tax consequences of the Merger can be summarized as follows:

•	No gain or loss should be recognized by DNP or DUC by reason of the Merger.

•

No gain or loss should be recognized by a shareholder of DUC who exchanges all of its DUC Common Shares solely for DNP Common Shares pursuant to the Merger (except with respect to cash received in lieu of fractional shares).

•

The aggregate tax basis of DNP Common Shares received by a holder of DUC Common Shares pursuant to the Merger should be the same as the aggregate tax basis of the shareholder’s DUC Common Shares surrendered in exchange therefor (reduced by any amount of tax basis allocable to fractional DNP Common Shares for which cash is received).

•

The holding period of DNP Common Shares received by a holder of DUC Common Shares pursuant to the Merger should include the holding period of the shareholder’s DUC Common Shares surrendered in exchange therefor.

•

DNP’s tax basis in DUC’s assets received by DNP pursuant to the Merger should equal the tax basis of such assets in the hands of DUC immediately prior to the Merger, and DNP’s holding period for such assets should, in each instance, include the period during which the assets were held by DUC.

DNP intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to each Fund and its shareholders.

On or prior to the Closing Date, DUC will declare and pay a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to its shareholders all of DUC’s investment company taxable income (computed without regard to the deduction for dividends paid), if any, through the Closing Date, net capital gains, if any, through the Closing Date, and such portion of its net tax-exempt interest income as is necessary to ensure that DUC maintains its status as a regulated investment company at all times up to and including the Closing Date. To the extent that such a distribution is not an “exempt-interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for federal income tax purposes.

The Funds have common (but not identical) investment objectives and certain overlapping (but not identical) investment strategies. The strategy of investing in corporate bonds is common to both Funds, and DNP has no intention to cease investing in corporate bonds. Immediately following the merger, the allocation to corporate bonds in DNP’s portfolio is expected to be approximately 22%, which is consistent with DNP’s investment policies and restrictions, and within DNP’s historic range of allocations of 10%-30% to the bond portfolio. Over a projected nine-month period following the merger and subject to market conditions, DNP expects to reposition the combined Fund’s portfolio to reduce the bond allocation to DNP’s pre-merger allocation level. The repositioning is expected to be accomplished through: (1) the scheduled maturity of approximately $81 million (22% of DUC’s pre-merger portfolio) of securities currently held by DUC; (2) the sale of approximately $40 million (11% of DUC’s pre-merger portfolio) of securities currently held by DUC and having a remaining time to maturity of three years or less; (3) the sale of approximately $64 million (2% of DNP’s current portfolio) of securities currently held by DNP and having a remaining time to maturity of three years or less; and (4) the sale of approximately $94 million (25% of DUC’s pre-merger portfolio) of non-utility related securities currently held by DUC. Due to the relatively short term to maturity and high liquidity of the securities anticipated to be sold, transaction costs are not expected to be material. Based on October 31, 2020 pricing, net gains realized from the sales described in (2), (3) and (4) above are estimated to total less than $4 million (approximately $0.01 per share).

The ability of each Fund (and the combined fund) to utilize any capital loss carryforwards currently or any unrealized capital losses on specific securities in the future depends on many variables and assumptions, including but not limited to, the financial performance of a Fund, the unrealized gain/loss position of a Fund, the types of securities held by a Fund, the current and future market environment (including the level of interest rates), portfolio turnover and applicable law (including the requirement that capital loss carryforwards without expiration dates be utilized before capital loss carryforwards that have expiration dates), and is, therefore, highly uncertain. Information with respect to the Funds’ capital loss carryforwards is set forth below:

Capital Loss Amount (in thousands)

	DUC (Acquired Fund)	DNP (Acquiring Fund)
Short-Term	—	—
Long-Term	$56,148,134	—
Total	$56,148,134	—

DNP will succeed to capital loss carryforwards (and certain unrealized built-in losses), if any, of DUC, which will be subject to the tax loss limitation rules described below because DUC will undergo an ownership change for U.S. federal income tax purposes, and such limitations might be significant. For a Fund that undergoes an “ownership change,” the Code generally limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to a specific “annual loss limitation amount” (generally the product of  (i) the fair market value of the stock of such Fund, with certain adjustments, immediately prior to the Merger and (ii) a rate established by the IRS). Subject to certain limitations, the unused portion of these losses may be available in subsequent years, subject to the remaining portion of any applicable capital loss carryforward limit, as measured from the date of recognition.

Due to the operation of these tax loss limitation rules, it is possible that shareholders of DUC or shareholders of DNP would receive taxable distributions of short-term and long-term capital gains earlier than they would have in the absence of the Merger. Such taxable distributions will be treated either as ordinary income (and not as favorably taxed “qualified dividend income”) if such capital gains are short term or as favorably taxed capital gain dividends if such capital gains are long term. The actual financial effect of the loss limitation rules on a shareholder of a Fund whose losses are subject to the loss limitation rules would depend on many variables, including such Fund’s expected growth rate if the Merger were not to occur (i.e., whether, in the absence of the Merger, the Fund would generate sufficient capital gains against which to utilize its capital loss carryforwards prior to their expiration (and certain realized built-in losses), in excess of what would have been the “annual loss limitation amount” were the Merger to occur), the timing and amount of future capital gains recognized by the combined fund if the Merger were to occur, and the timing of a historic Fund shareholder’s disposition of its shares (the tax basis of which might, depending on the facts, reflect that shareholder’s share of such Fund’s capital losses). Shareholders of the Funds should consult their own tax advisors in this regard.

In addition, for five years beginning on the Closing Date of the Merger, the combined fund will not be allowed to offset certain pre-Merger built-in gains attributable to one Fund that is a gain corporation with capital loss carryforwards (and certain built-in losses) attributable to the other Fund.

Subject to the operation of the tax loss limitation rules discussed above, any economic or tax benefit of DUC’s capital loss carryforwards (and unrealized capital losses on specific securities) will inure to the benefit of all DNP shareholders following the Merger. This means that current DUC shareholders will, in effect, be sharing any such benefits with current DNP shareholders.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund’s financial performance. The information in this table is derived from each Fund’s financial statements audited by Ernst & Young LLP, the independent registered accounting firm of the Funds, whose report on such financial statements, together with the financial statements of each Fund, are incorporated by reference into the SAI, which is incorporated by reference into this Proxy Statement/Prospectus.

Duff & Phelps Utility and Corporate Bond Trust Inc.

Financial Highlights — Selected Per Share Data and Ratios

The table below provides information about income and capital changes of DUC for a share of common stock outstanding throughout the periods indicated (excluding supplemental data provided below):

	For the year ended October 31,
PER SHARE DATA:	2020	2019	2018	2017	2016	2015
Net asset value, beginning of year	$9.58	$9.07	$9.75	$10.22	$10.29	$10.80

Net investment income	0.28	0.26	0.30	0.34	0.38	0.41
Net realized and unrealized gain (loss)	0.26	0.67	(0.53)	(0.21)	0.15	(0.32)

Net increase (decrease) from investment operations applicable to common stock	0.54	0.93	(0.23)	0.13	0.53	0.09

Distributions on common stock:
Net investment income	(0.57)	(0.42)	(0.45)	(0.60)	(0.60)	(0.60)

Net asset value, end of year	$9.55	$9.58	$9.07	$9.75	$10.22	$10.29

Per share market value, end of year	$9.10	$9.14	$8.19	$9.14	$9.44	$9.39

RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCK:
Operating expenses	1.79%	2.36%	2.33%	2.08%	1.76%	1.52%
Operating expenses, without leverage	1.12%	0.98%	0.99%	1.01%	1.01%	0.99%
Net investment income	2.93%	2.76%	3.18%	3.42%	3.71%	3.88%
SUPPLEMENTAL DATA:
Total return on market value(1)	5.90%	17.11%	(5.62)%	3.24%	7.02%	0.71%
Total return on net asset value(1)	5.80%	10.46%	(2.40)%	1.35%	5.32%	0.82%
Portfolio turnover rate	11%	21%	20%	11%	11%	14%
Net assets applicable to common stock, end of year (000’s omitted)	$262,480	$263,312	$249,416	$268,015	$281,018	$282,900
Secured borrowings outstanding, end of year (000’s omitted)(2)	$105,000	$105,000	$105,000	$125,000	$125,000	$125,000
Asset coverage on borrowings(3)	$3,500	$3,508	$3,375	$3,144	$3,248	$3,263
Asset coverage ratio on borrowings(4)	350%	351%	338%	314%	325%	326%

(1)

Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of each year shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan. Total return on net asset value uses the same methodology, but with use of net asset value for beginning, ending and reinvestment values.

(2)	The Fund’s secured borrowings are not publicly traded.
(3)

Represents value of net assets applicable to common stock plus the borrowings outstanding at year end divided by the borrowings outstanding at year end, calculated per $1,000 principal amount of borrowing. The rights of debt holders are senior to the rights of the holders of the Fund’s common stock.

(4)	Represents value of net assets applicable to common stock plus the borrowings outstanding at year end divided by the borrowings outstanding at year end.

Duff & Phelps Utility and Corporate Bond Trust Inc.

Financial Highlights — Selected Per Share Data and Ratios

The table below provides information about income and capital changes of DUC for a share of common stock outstanding throughout the periods indicated (excluding supplemental data provided below):

	For the ten months ended October 31, 2014	For the year ended December 31,
PER SHARE DATA:		2013	2012	2011	2010
Net asset value, beginning of period	$10.92	$11.93	$11.74	$11.71	$11.70

Net investment income	0.35	0.45	0.49	0.53	0.66
Net realized and unrealized gain (loss)	0.21	(0.60)	0.58	0.39	0.24
Distributions on auction market preferred shares:
Net investment income	—	(0.02)	(0.05)	(0.05)	(0.05)
Benefit to common shareholders from tender offer for auction market preferred shares	—	—	0.01	—	—

Net increase (decrease) from investment operations applicable to common stock	0.56	(0.17)	1.03	0.87	0.85

Distributions on common stock:
Net investment income	(0.68)	(0.84)	(0.84)	(0.84)	(0.84)

Net asset value, end of period	$10.80	$10.92	$11.93	$11.74	$11.71

Per share market value, end of period	$9.92	$10.03	$12.26	$12.04	$11.39

RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCK:
Operating expenses	1.48%*	1.69%	1.79%	1.86%	1.89%
Operating expenses, without leverage	0.99%*	1.05%	1.11%	1.08%	1.11%
Net investment income	3.90%*	3.95%	4.15%	4.51%	5.53%
SUPPLEMENTAL DATA:
Total return on market value(1)	5.61%	(11.68)%	9.23%	13.79%	(0.61)%
Total return on net asset value(1)	5.21%	(1.48)%	9.01%	7.66%	7.34%
Portfolio turnover rate	8%	4%	14%	36%	37%
Asset coverage ratio on borrowings, end of period	338%	340%	363%	538%	537%
Asset coverage ratio on preferred stock, end of period	—	—	272%	269%	268%
Net assets applicable to common stock, end of period (000’s omitted)	$296,932	$300,121	$327,589	$321,000	$319,922

*	Annualized
(1)

Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of each period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan. Total return on net asset value uses the same methodology, but with use of net asset value for beginning, ending and reinvestment values.

Duff & Phelps Utility and Corporate Bond Trust Inc.

Senior Securities

The table below sets forth the senior securities outstanding as of the end of DUC’s last ten fiscal years. In addition to the credit facility with a commercial bank, DUC had outstanding at earlier periods during the last ten fiscal years one series of Auction Market Preferred Shares (“AMPS”), the last of which was redeemed on September 23, 2013. Additional information regarding each of the senior securities of DUC during the relevant period is provided below.

Period End Date	Title of Security	Total Amount Outstanding (000s)(1)	Asset Coverage per $1,000 of Principal Amount (Indebtedness) or per $1,000 of Involuntary Liquidating Preference (Preferred Stock)	Asset Coverage per Share (Preferred Stock)	Involuntary Liquidating Preference per Share(2)	Average Market Value(3)
October 31, 2020	Secured Borrowings	$105,000	$3,500			N/A

October 31, 2019	Secured Borrowings	$105,000	$3,508			N/A

October 31, 2018	Secured Borrowings	$105,000	$3,375			N/A

October 31, 2017	Secured Borrowings	$125,000	$3,144			N/A

October 31, 2016	Secured Borrowings	$125,000	$3,248			N/A

October 31, 2015	Secured Borrowings	$125,000	$3,263			N/A

October 31, 2014(4)	Secured Borrowings	$125,000	$3,375			N/A

December 31, 2013	Secured Borrowings	$125,000	$3,401			N/A

December 31, 2012	Secured Borrowings	$142,500	$3,632			N/A
	AMPS	$47,500	$2,724	$68,104	$25,000	N/A

December 31, 2011	Secured Borrowings	$95,000	$5,379			N/A
	AMPS	$95,000	$2,689	$67,237	$25,000	N/A

December 31, 2010	Secured Borrowings	$95,000	$5,368			N/A
	AMPS	$95,000	$2,684	$67,095	$25,000	N/A

(1)	Amounts reflect the sum total of all series outstanding on the dates shown (if applicable).
(2)

Involuntary liquidating preference means the amount to which a holder of preferred stock would be entitled upon the involuntary liquidation of the Fund in preference to the holder of any class of security with a junior ranking.

(3)	Secured Borrowings are not publicly traded. AMPS did not have active trading markets.
(4)	In 2014, the Fund changed its fiscal year end to October 31 from December 31, so the fiscal period that ended on October 31, 2014 consisted of ten months rather than a full year.

DNP Select Income Fund Inc.

Financial Highlights — Selected Per Share Data and Ratios

The table below provides information about income and capital changes of DNP for a share of common stock outstanding throughout the periods indicated (excluding supplemental data provided below):

	For the year ended October 31,
PER SHARE DATA:	2020	2019	2018	2017	2016	2015	2014
Net asset value:
Beginning of period	$10.50	$9.06	$9.98	$9.40	$8.72	$10.21	$8.98

Net investment income	0.21	0.20	0.20	0.22	0.27	0.29	0.35
Net realized and unrealized gain (loss)	(1.29)	2.02	(0.34)	1.14	1.19	(1.00)	1.66
Dividends on auction preferred stock from net investment income(1)	—	—	—	—	—	—	—
Dividends on auction preferred stock from net realized gains	—
Benefit to common stockholders from tender offer for preferred stock	—	—	—	—	—	—	—

Net increase (decrease) from investment operations applicable to common stock	(1.08)	2.22	(0.14)	1.36	1.46	(0.71)	2.01

Distributions on common stock:
Net investment income	(0.21)	(0.20)	(0.26)	(0.26)	(0.31)	(0.36)	(0.39)
Net realized gain	(0.44)	(0.46)	(0.39)	(0.41)	(0.34)	(0.34)	(0.30)
Return of capital	(0.13)	(0.12)	(0.13)	(0.11)	(0.13)	(0.08)	(0.09)

Total distributions	(0.78)	(0.78)	(0.78)	(0.78)	(0.78)	(0.78)	(0.78)

Net asset value:
End of period	$8.64	$10.50	$9.06	$9.98	$9.40	$8.72	$10.21

Per share market value:
End of period	$9.99	$12.77	$10.93	$11.25	$10.09	$9.77	$10.47

RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCK:
Operating expenses	2.01%	2.29%	2.31%	2.04%	1.86%	1.64%	1.60%
Operating expenses, without leverage	1.01%	1.00%	1.01%	1.02%	1.04%	1.03%	1.05%
Net investment income	2.23%	2.04%	2.19%	2.23%	2.98%	3.05%	3.67%

SUPPLEMENTAL DATA:
Total return on market value(2)	(15.85%)	25.28%	4.80%	20.17%	12.08%	1.08%	17.05%
Total return on net asset value(2)	(10.57%)	25.27%	(1.26%)	15.04%	17.34%	(7.09%)	23.37%
Portfolio turnover rate	9%	11%	13%	11%	16%	15%	16%

	For the year ended October 31,
	2020	2019	2018	2017	2016	2015	2014
Net assets applicable to common stock, end of period (000’s omitted)	$2,660,567	$3,158,934	$2,656,581	$2,870,541	$2,664,973	$2,440,250	$2,820,578
Borrowings outstanding, end of period (000’s omitted)
Secured borrowings(3)	$400,000	$400,000	$400,000	$400,000	$400,000	$700,000	$700,000
Secured notes(3)	300,000	300,000	300,000	300,000	300,000	—	—
Total borrowings	$700,000	$700,000	$700,000	$700,000	$700,000	$700,000	$700,000
Asset coverage on borrowings(4)	$5,229	$5,941	$5,224	$5,529	$5,236	$4,915	$5,458
Preferred stock outstanding, end of period (000’s omitted)(3)
Mandatory redeemable preferred stock (MRPS)	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000
Remarketed preferred stock (RP)	—	—	—	—	—	—	—
Auction preferred stock (APS)	—	—	—	—	—	—	—
Total preferred stock	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000
Asset coverage on MRPS(5)	$366,057	$415,893	$365,658	$387,054	$366,497	$344,025	$382,058
Asset coverage on RP(5)	—	—	—	—	—	—	—
Asset coverage on APS(6)	—	—	—	—	—	—	—
Asset coverage ratio on total leverage (borrowings and preferred stock)(7)	366%	416%	366%	387%	367%	344%	382%

*	Annualized
(1)	The auction preferred stock was fully redeemed in 2012.
(2)

Total return on market value assumes a purchase of common stock at the opening market price on the first day and a sale at the closing market price on the last day of each period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan. Total return on net asset value uses the same methodology, but with use of net asset value for beginning, ending and reinvestment values.

(3)	The Fund’s secured borrowings, secured notes and preferred stock are not publicly traded.
(4)

Represents value of net assets applicable to common stock plus the borrowings and preferred stock outstanding at year end divided by the borrowings outstanding at year end, calculated per $1,000 principal amount of borrowing. The secured borrowings and secured notes have equal claims to the assets of the

Fund. The rights of debt holders are senior to the rights of the holders of the Fund’s common and preferred stock. The asset coverage disclosed represents the asset coverage for the total debt of the Fund including both the secured borrowings and secured notes.
(5)

Represents value of net assets applicable to common stock plus the borrowings and preferred stock outstanding at year end divided by the borrowings and preferred stock outstanding at year end, calculated per $100,000 liquidation preference per share of preferred stock.

(6)

Represents value of net assets applicable to common stock plus the borrowings and preferred stock outstanding at year end divided by the borrowings and preferred stock outstanding at year end, calculated per $25,000 liquidation preference per share of preferred stock.

(7)	Represents value of net assets applicable to common stock plus the borrowings and preferred stock outstanding at year end divided by the borrowings and preferred stock outstanding at year end.

DNP Select Income Fund Inc.

Financial Highlights — Selected Per Share Data and Ratios

The table below provides information about income and capital changes of DNP for a share of common stock outstanding throughout the years indicated (excluding supplemental data provided below):

	For the ten months ended October 31, 2013	For the year ended December 31,
PER SHARE DATA:		2012	2011	2010
Net asset value:
Beginning of period	$8.23	$8.33	$7.50	$7.23

Net investment income	0.27	0.48	0.45	0.54
Net realized and unrealized gain (loss)	1.13	0.21	1.17	0.52
Dividends on auction preferred stock from net investment income(1)	—	(0.02)	(0.01)	(0.01)
Dividends on auction preferred stock from net realized gains	—	—	—	—
Benefit to common stockholders from tender offer for preferred stock	—	0.01	—	—

Net increase (decrease) from investment operations applicable to common stock	1.40	0.68	1.61	1.05

Distributions on common stock from:
And in excess of net investment income	(0.30)	(0.44)	(0.66)	(0.67)
Realized gains on investment transactions	(0.33)	(0.28)	(0.09)	—
Return of capital	(0.02)	(0.06)	(0.03)	(0.11)

Total distributions	(0.65)	(0.78)	(0.78)	(0.78)

Net asset value:
End of period	$8.98	$8.23	$8.33	$7.50

Per share market value:
End of period	$9.70	$9.47	$10.92	$9.14

RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCK:
Operating expenses	1.55%*	1.77%	1.95%	2.20%
Operating expenses, without leverage	1.07%*	1.18%	1.21%	1.34%
Net investment income	3.58%*	5.03%	5.24%	6.25%

SUPPLEMENTAL DATA:
Total return on market value(2)	9.69%	(6.17%)	29.60%	11.35%
Total return on net asset value(2)	17.35%	8.53%	22.54%	15.65%
Portfolio turnover rate	10%	14%	13%	20%
Net assets applicable to common stock, end of year (000’s omitted)	$2,448,236	$2,219,458	$2,013,929	$1,791,273
Borrowings outstanding, end of period (000’s omitted)
Secured borrowings(3)	$861,800	$861,800	$600,000	$600,000
Secured notes(3)	—	—	—	—
Total borrowings	$861,800	$861,800	$600,000	$600,000
Asset coverage on borrowings(4)	$4,001	$3,736	$5,023	$4,652

	For the ten months ended October 31, 2013	For the year ended December 31,
PER SHARE DATA:		2012	2011	2010
Preferred stock outstanding, end of period (000’s omitted)(3)
Mandatory redeemable preferred stock (MRPS)	$—	$—	$—	$—
Remarketed preferred stock (RP)	$138,200	$138,200	$200,000	$200,000
Auction preferred stock (APS)	—	—	$200,000	$200,000
Total preferred stock	$138,200	$138,200	$400,000	$400,000
Asset coverage on MRPS(5)	—	—	—	—
Asset coverage on RP(5) .	$344,824	$321,946	$301,393	$279,127
Asset coverage on APS(6)	—	—	$75,348	$69,782
Asset coverage ratio on total leverage (borrowings and preferred stock)(7)	345%	322%	301%	279%

*	Annualized
(1)	The auction preferred stock was fully redeemed in 2012.
(2)

Total return on market value assumes a purchase of common stock at the opening market price on the first day and a sale at the closing market price on the last day of each period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan. Total return on net asset value uses the same methodology, but with use of net asset value for beginning, ending and reinvestment values.

(3)	The Fund’s secured borrowings, secured notes and preferred stock are not publicly traded.
(4)

Represents value of net assets applicable to common stock plus the borrowings and preferred stock outstanding at year end divided by the borrowings outstanding at year end, calculated per $1,000 principal amount of borrowing. The secured borrowings and secured notes have equal claims to the assets of the Fund. The rights of debt holders are senior to the rights of the holders of the Fund’s common and preferred stock. The asset coverage disclosed represents the asset coverage for the total debt of the Fund including both the secured borrowings and secured notes.

(5)

Represents value of net assets applicable to common stock plus the borrowings and preferred stock outstanding at year end divided by the borrowings and preferred stock outstanding at year end, calculated per $100,000 liquidation preference per share of preferred stock.

(6)

Represents value of net assets applicable to common stock plus the borrowings and preferred stock outstanding at year end divided by the borrowings and preferred stock outstanding at year end, calculated per $25,000 liquidation preference per share of preferred stock.

(7)	Represents value of net assets applicable to common stock plus the borrowings and preferred stock outstanding at year end divided by the borrowings and preferred stock outstanding at year end.

DNP Select Income Fund Inc.

Senior Securities

The table below sets forth the senior securities outstanding as of the end of DNP’s last ten fiscal years. In addition to the credit facility with a commercial bank, two series of secured notes, and four series of MRPS that are currently outstanding, DNP also had outstanding at earlier periods during the last ten fiscal years three series of auction preferred stock (“APS”) and three series of remarketed preferred stock (“RP”). Additional information regarding each of the senior securities of DNP during the relevant period is provided below.

Period End Date	Title of Security	Total Amount Outstanding (000s)(1)	Asset Coverage per $1,000 of Principal Amount (Indebtedness) or per $1,000 of Involuntary Liquidating Preference (Preferred Stock)	Asset Coverage per Share (Preferred Stock)	Involuntary Liquidating Preference per Share(2)	Average Market Value(3)
October 31, 2020	Secured Borrowings	$400,000	$5,229
	Secured Notes	$300,000	$5,229
	MRP Shares	$300,000	$3,661	$366,057	$100,000	N/A

October 31, 2019	Secured Borrowings	$400,000	$5,941
	Secured Notes	$300,000	$5,941
	MRP Shares	$300,000	$4,159	$415,893	$100,000	N/A

October 31, 2018	Secured Borrowings(4)	$400,000	$5,224			N/A
	Secured Notes(4)	$300,000	$5,224			N/A
	MRP Shares	$300,000	$3,657	$365,658	$100,000	N/A

October 31, 2017	Secured Borrowings(4)	$400,000	$5,529			N/A
	Secured Notes(4)	$300,000	$5,529			N/A
	MRP Shares	$300,000	$3,871	$387,054	$100,000	N/A

October 31, 2016	Secured Borrowings(4)	$400,000	$5,236			N/A
	Secured Notes(4)	$300,000	$5,236			N/A
	MRP Shares	$300,000	$3,665	$366,497	$100,000	N/A

October 31, 2015	Secured Borrowings	$700,000	$4,915			N/A
	MRP Shares	$300,000	$3,440	$344,025	$100,000	N/A

October 31, 2014	Secured Borrowings	$700,000	$5,458			N/A
	MRP Shares	$300,000	$3,821	$382,058	$100,000	N/A

October 31, 2013(5)	Secured Borrowings	$861,800	$4,001			N/A
	RP Stock	$138,200	$3,448	$344,824	$100,000	N/A

December 31, 2012	Secured Borrowings	$861,800	$3,736			N/A
	RP Stock	$138,200	$3,219	$321,946	$100,000	N/A

December 31, 2011	Secured Borrowings	$600,000	$5,023			N/A
	RP Stock(6)	$200,000	$3,014	$301,393	$100,000	N/A
	APS(6)	$200,000	$3,014	$75,348	$25,000	N/A

December 31, 2010	Secured Borrowings	$600,000	$4,652			N/A
	RP Stock(6)	$200,000	$2,791	$279,127	$100,000	N/A
	APS(6)	$200,000	$2,791	$69,782	$25,000	N/A

(1)	Amounts reflect the sum total of all series outstanding on the dates shown (if applicable).
(2)

Involuntary liquidating preference means the amount to which a holder of preferred stock would be entitled upon the involuntary liquidation of the Fund in preference to the holder of any class of security with a junior ranking.

(3)	Secured Borrowings, secured notes and MRP Shares are not publicly traded. RP Stock and APS did not have active trading markets.
(4)

The credit facility borrowings and the secured notes rank pari passu with each other, with equal claims to the distribution of assets in the event the Fund is liquidated or otherwise ceases to be a going concern. The rights of both the credit facility lender and the secured note holders are senior to the rights of holders of the Fund’s common and preferred stock. As a result, the asset coverage disclosed above represents the asset coverage for the total debt of the Fund and includes both the credit facility borrowings and secured notes.

(5)	In 2013, the Fund changed its fiscal year end to October 31 from December 31, so the fiscal period that ended on October 31, 2013 consisted of ten months rather than a full year.
(6)

When the RP Stock and APS were outstanding, they ranked pari passu with each other, with equal claims to the distribution of assets in the event the Fund is liquidated or otherwise ceases to be a going concern. The rights of both the holders of RP Stock and the holders of APS were junior to the rights of the credit facility lender. As a result, the asset coverage disclosed above represents the asset coverage for the total preferred stock of the Fund and includes both the RP Stock and APS.

THE FUNDS AND THEIR OUTSTANDING SECURITIES

Each Fund is a closed-end, diversified management investment company that is registered under the 1940 Act. DUC was incorporated in the State of Maryland on November 23, 1992 and first offered its common stock to the public on January 29, 1993. DNP was incorporated in the State of Maryland on November 26, 1986 and first offered its common stock to the public on January 21, 1987. Each Fund’s common stock is traded on the New York Stock Exchange under the symbols “DUC” and “DNP” respectively. Each Fund’s principal office is located at 200 South Wacker Drive, Suite 500, Chicago, Illinois 60606, and its telephone number is (312) 263-2610.

DUC

The following table provides information about DUC’s outstanding securities as of October 31, 2020:

(1) Title of Class	(2) Amount of Shares/ Aggregate Liquidation Preference/Aggregate Principal Amount Authorized	(3) Amount Held by Fund for Its Own Account	(4) Amount Outstanding Exclusive of Amount Shown Under (3)
Common Stock	599,992,400	0	27,494,683
Credit Facility(1)	$105,000,000	0	$105,000,000

(1)	DUC has the ability to increase the borrowing limit, up to a maximum of $125 million, upon one business day’s prior written notice, subject to the Bank’s approval.

DNP

The following table provides information about DNP’s outstanding securities as of October 31, 2020:

(1) Title of Class	(2) Amount of Shares/ Aggregate Liquidation Preference/Aggregate Principal Amount Authorized	(3) Amount Held by Fund for Its Own Account	(4) Amount Outstanding Exclusive of Amount Shown Under (3)
Common Stock	350,000,000	0	308,032,100
Preferred Stock	100,000,000	0	3,000
MRPS(1)	3,000	0	3,000
Series B	600	0	600
Series C	750	0	750
Series D	330	0	330
Series E	1,320	0	1,320
Secured Notes	$300,000,000	0	$300,000,000
Series A	$100,000,000	0	$100,000,000
Series B	$200,000,000	0	$200,000,000
Credit Facility	$400,000,000	0	$400,000,000

(1)	Each share of MRPS has a liquidation preference of $100,000.

NET ASSET VALUE AND MARKET PRICE INFORMATION

Net Asset Value

The NAV of a share of the Funds’ common stock is determined as of the time of the close of the NYSE (normally 4:00 p.m., Eastern time) on each day on which the NYSE is open for trading. The NAV of a share of common stock is calculated by dividing the value of a Fund’s assets (the value of such Fund’s portfolio securities plus cash and other assets), less such Fund’s liabilities (including dividends payable on preferred stock (with respect to DNP) and interest and, as applicable, principal, payable on Borrowings) and less the aggregate liquidation value of the outstanding preferred stock, by the number of outstanding shares of common stock. Each Fund’s NAV per share of common stock is published on a daily basis.

For purposes of determining a Fund’s NAV, equity securities traded on a national or foreign securities exchange or traded over-the counter and quoted on the NASDAQ Stock Market are valued at the last reported sale price or, if there was no sale on the valuation date, then the security is valued at the mean of the bid and ask prices, in each case using valuation data provided by an independent pricing service. Equity securities traded on more than one securities exchange shall be valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. If there was no sale on the valuation date, then the security is valued at the mean of the closing bid and ask prices of the exchange representing the principal market for such securities. Debt securities are valued at the mean of the bid and ask prices provided by an independent pricing service when such prices are believed to reflect the fair value of such securities. Any securities for which it is determined that market prices are unavailable or inappropriate are valued at a fair value using a procedure determined in good faith by the Board.

Generally, trading in the foreign securities owned by a Fund is substantially completed each day at various times prior to the close of the NYSE. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation at the mean of the quoted bid and asked prices of such currencies, as supplied by an independent quotation service as of the time of the close of the NYSE (normally 4:00 p.m., Eastern time).

Market Price Information

DUC

The DUC Common Shares have been listed on the NYSE since January 29, 1993 (trading symbol “DUC”).

The average weekly trading volume of the DUC Common Shares on the NYSE during the fiscal year ended October 31, 2020, was approximately 273,444 shares.

The following table sets forth for each of the periods indicated the range of high and low closing sale prices of the DUC Common Shares and the quarter-end sale price, each as reported on the NYSE, the NAV per DUC Common Share and the premium or discount to NAV per share at which the DUC Common Shares were trading.

	Market		NAV		Market Discount
	High	Low	High	Low	High	Low
Fiscal Year 2020
October 31	9.45	8.99	9.78	9.56	3.36%	5.95%
July 31	9.42	9.02	9.73	9.40	3.13%	4.01%
April 30	9.49	7.97	9.77	8.64	2.86%	7.78%
January 31	9.35	8.96	9.60	9.52	2.57%	5.90%
Fiscal Year 2019
October 31	9.27	8.75	9.63	9.57	3.80%	8.57%
July 31	8.86	8.58	9.49	9.31	6.61%	7.85%
April 30	8.65	8.29	9.31	9.20	7.04%	9.89%
January 31	8.42	8.08	9.18	9.04	8.25%	10.61%

On October 31, 2020, the last reported sale price of DUC Common Shares on the NYSE was $9.10 which represented a discount of approximately 4.71% to the NAV per share reported by DUC on that date.

As of October 31, 2020, there were 27,494,683 DUC Common Shares outstanding and the net assets applicable to DUC Common Shares were $262,480,294.

DNP

The DNP Common Shares have been listed on the NYSE since January 21, 1987 (trading symbol “DNP”). Since the commencement of trading, the DNP Common Shares have most frequently traded at a premium to NAV, but have periodically traded at a discount. The issuance of additional DNP Common Shares may have an adverse effect on prices in the secondary market for the DNP Common Shares by increasing the number of DNP Common Shares available, which may create downward pressure on the market price for the DNP Common Shares. DNP cannot predict whether the DNP Common Shares will trade in the future at a premium or discount to NAV.

The average weekly trading volume of the DNP Common Shares on the NYSE during the fiscal year ended October 31, 2020, was approximately 2,423,651 shares.

The following table sets forth for each of the periods indicated the range of high and low closing sale prices of the DNP Common Shares and the quarter-end sale price, each as reported on the NYSE, the NAV per DNP Common Share and the premium or discount to NAV per share at which the DNP Common Shares were trading.

	Market		NAV		Market Premium
	High	Low	High	Low	High	Low
Fiscal Year 2020
October 31	11.02	9.72	9.05	8.58	21.73%	13.24%
July 31	11.83	10.03	9.31	8.48	27.11%	18.29%
April 30	13.22	6.76	11.08	6.37	19.36%	6.07%
January 31	12.99	11.86	10.59	10.28	22.71%	15.36%
Fiscal Year 2019
October 31	12.99	11.96	10.87	10.06	19.46%	18.88%
July 31	12.23	11.31	10.33	9.90	18.33%	14.20%
April 30	11.72	11.03	10.06	9.40	16.47%	17.37%
January 31	11.17	10.00	9.33	8.49	19.78%	17.81%

On October 31, 2020, the last reported sale price of the DNP Common Shares on the NYSE was $9.99 which represented a premium of approximately 15.7% to the NAV per share reported by DNP on that date.

As of October 31, 2020, there were 308,032,100 DNP Common Shares outstanding and the net assets applicable to DNP Common Shares were $2,660,567,297.

CAPITALIZATION

The following table sets forth the capitalization of DUC and DNP as of December 31, 2020, and on a pro forma basis for the combined fund as of the same date. The pro forma capitalization is for informational purposes only. No assurance can be given as to how many DNP Common Shares will be received by shareholders of DUC on the Closing Date, and the information should not be relied upon to reflect the number of DNP Common Shares that actually will be received. As indicated below, shareholders of DUC will bear the expenses associated with the Merger.

	DUC	DNP			DNP
	(Acquired Fund)	(Acquiring Fund)	Adjustments		(Pro Forma Combined Fund)
Cash	$7,544,973	$56,282,226	$(500,000	)(1)	$63,327,199

Common Stock	$275,809	$308,876	$(246,471	)(2)	$338,214
Additional paid-in capital	307,307,003	2,053,228,277	(253,529	)(3)	2,360,281,751
Total distributable earnings (accumulated losses)	(43,498,690)	725,924,740	—		682,426,050

Net assets applicable to common stock	$264,084,122	$2,779,461,893	—		$3,043,046,015

Net asset value per share	$9.60	$9.00	—		$9.00

Common stock:
Shares authorized	599,992,400	350,000,000	—		350,000,000
Shares outstanding	27,503,659	308,876,170	1,834,494	(4)	338,214,323
Par value per share	$0.01	$0.001	—		$0.001

(1)	Adjustment represents an estimate of the expenses of the Merger, to be borne by DUC.
(2)

Net impact on par value of issuance of 29,338,153 DNP Common Shares (par value $0.001 per share). The figure of 29,338,153 is an estimate of the total number of shares to be issued to holders of DUC Common Shares pursuant to the Merger, based on the relative NAV per share of DNP and DUC at December 31, 2020.

(3)	Net impact on additional paid-in capital of issuance of 29,338,153 DNP Common Shares.
(4)	Net impact on DNP Common Shares outstanding of issuance of 29,338,153 DNP Common Shares.

USE OF LEVERAGE

Overview

DNP and DUC seek to enhance the level of the cash distributions to the holders of DNP Common Shares and DUC Common Shares, respectively, through the use of leverage. DUC currently uses debt as its form of leverage, while DNP currently uses two basic forms of leverage — debt and preferred stock — and may in the future continue to use leverage through either or both of those means.

Debt leverage, which we refer to in this Proxy Statement/Prospectus as “Borrowings,” may include loans from financial institutions and/or the issuance of debt securities. Borrowings are limited to an aggregate amount of 33 1/3% of each Fund’s total assets, measured immediately after each such Borrowing takes place. In addition, the Funds may enter into investment management techniques that have effects similar to Borrowings, but which are not subject to the foregoing 33 1/3% limitation so long as each Fund has covered its commitment with respect to such techniques by segregating liquid assets, entering into offsetting transactions or owning positions covering its obligations. As of October 31, 2020, DUC and DNP had outstanding Borrowings representing in the aggregate approximately 28.55% and 18.99% of its respective total assets.

DNP may also use leverage through the issuance of preferred stock in an aggregate amount of up to 50% of such Fund’s total assets, measured immediately after each issuance of preferred stock. As of October 31, 2020, DNP had outstanding preferred stock with an aggregate liquidation preference of $300,000,000, representing approximately 8.14% of its total assets, and DNP had total leverage (including both Borrowings and preferred stock) of $1,000,000,000, representing 27.13% of its total assets.

DNP’s Borrowings and preferred stock rank senior to the DNP Common Shares, and DNP’s Borrowings rank senior to its preferred stock. DUC’s Borrowings rank senior to the DUC Common Shares. Holders of DNP Common Shares bear the costs associated with DNP’s Borrowings and preferred stock, and holders of DUC Common Shares bear the costs associated with DUC’s Borrowings. The DNP Board and DUC Board may authorize the use of leverage through Borrowings and (if applicable) preferred stock without the approval of holders of DNP Common Shares or DUC Common Shares, respectively. The amount of leverage used by the Funds (if any) may vary depending upon a number of factors, including the Investment Adviser’s outlook for the market and the costs that a Fund would incur as a result of such leverage. There is no assurance that each Fund’s leveraging strategy will be successful.

Borrowings

The current Borrowings of DUC and DNP each include a floating rate credit facility (a “Credit Facility”) from a commercial bank (“Bank”). In addition to its Credit Facility, DNP’s current Borrowings also include two series of secured notes (the “Secured Notes”).

As of October 31, 2020, DUC and DNP had the following outstanding Borrowings:

DUC
Type of Borrowing	Principal Amount
Credit Facility	$105,000,000

DNP
Type of Borrowing	Principal Amount
Credit Facility	$400,000,000
2.76% Series A Senior Secured Notes due July 22, 2023	$100,000,000
3.00% Series B Senior Secured Notes due July 22, 2026	$200,000,000
Total Borrowings	$700,000,000

Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately thereafter the total asset value of the Fund’s portfolio is at least 300% of the aggregate amount of outstanding indebtedness (i.e., the aggregate amount of outstanding debt may not exceed 33 1/3% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash distribution on its common stock unless, at the time of such declaration, the NAV of the Fund’s portfolio (determined by deducting the amount of such distribution) is at least 300% of the aggregate amount of such outstanding indebtedness. If the Fund borrows money, the Fund intends, to the extent possible, to retire outstanding debt from time to time to maintain coverage of any outstanding indebtedness of at least 300%. Under the 1940 Act, the Fund may only issue one class of senior securities representing indebtedness.

Each Fund’s Credit Facility and DNP’s Secured Notes contain customary covenants that, among other things, limit a Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the Fund may be required to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default. Each Credit Facility and/or Secured Notes may in the future be replaced or refinanced by entering into one or more new credit facilities or by the issuance of new debt securities, in each case having substantially different terms from the current Credit Facility and Secured Notes, or by the issuance of new preferred stock.

Under each Credit Facility, DUC has the ability to borrow up to an aggregate amount of $105 million from the Bank and DNP has the ability to borrow up to an aggregate amount of $400 million from the Bank. In addition, DUC has the ability to increase the borrowing limit, up to a maximum of $125 million, upon one business day’s prior written notice, subject to the Bank’s approval. The Bank has the right to terminate each Credit Facility and require repayment of all Borrowings under the Credit Facility upon 179 days’ notice or following an event of default. Interest is charged at 1 month LIBOR (London Inter-bank Offered Rate) plus an additional percentage rate of 0.85% on the amount borrowed under each Credit Facility.

Borrowings under each Credit Facility are collateralized by certain assets of such Fund (the “Hypothecated Securities”). Each Fund expressly grants the Bank the right to re-register the Hypothecated Securities in its own name or in another name other than such Fund’s and to pledge, repledge, hypothecate, rehypothecate, sell, lend or otherwise transfer or use the Hypothecated Securities. The Bank has the ability to borrow the Hypothecated Securities (“Rehypothecated Securities”). A Fund is entitled to receive a fee from the Bank in connection with any borrowing of Rehypothecated Securities. The fee is computed daily based on a percentage of the difference between the fair market rate as determined by the Bank and the Fed Funds Open and is paid monthly. A Fund can designate any Hypothecated Security as ineligible for rehypothecation and can recall any Rehypothecated Security at any time and if the Bank fails to return it (or an equivalent security) in a timely fashion, the Bank will be liable to such Fund for the ultimate delivery of such security and certain costs associated with delayed delivery. In the event the Bank does not return the security or an equivalent security, a Fund will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such Rehypothecated Securities against any amounts owed to the Bank under the Credit Facility. A Fund is entitled to receive an amount equal to any and all interest, dividends or distributions paid or distributed with respect to any Hypothecated Security on the payment date. If at the close of any business day, the value of all outstanding Rehypothecated Securities exceeds the value of a Fund’s borrowings, the Bank must promptly, at its option, either reduce the amount of the outstanding Rehypothecated Securities or deliver an amount of cash at least equal to the excess amount.

In 2016, DNP completed a private placement of $300,000,000 of Secured Notes in two series. Net proceeds from the issuance of the Secured Notes were used to reduce the amount of DNP’s borrowing under the Credit Facility. Holders of the Secured Notes are entitled to receive semi-annual interest payments until maturity. The Secured Notes accrue interest at a fixed annual fixed rate, as indicated in the table above. The Secured Notes are subject to optional and mandatory redemption in certain circumstances and subject to certain prepayment penalties and premiums. The Secured Notes are secured by a lien on all assets of DNP of every kind, including all securities and all other investment property, equal and ratable with the liens securing the Credit Facility. The Secured Notes are not listed on any exchange or automated quotation system. The Secured Notes require DNP to meet asset coverage requirements under the 1940 Act as well as certain asset requirements imposed by the applicable rating agency. Under the terms of the Secured Notes, DNP may not declare any dividend or other distribution (other than a dividend or distribution paid in shares of capital stock of the Fund) on any class of shares of capital stock of the Fund or purchase any capital stock of DNP, unless, immediately after such transaction, asset coverage with respect to the Fund’s senior securities representing indebtedness of at least 300% would be achieved, after deducting the amount of such dividend, distribution or purchase price, as applicable. However, dividends may be declared on any preferred stock of DNP if the Secured Notes and any other senior securities of the Fund have an asset coverage with respect to DNP’s senior securities representing indebtedness (as determined in accordance with Section 18(h) of the 1940 Act) of at least 200% at the time of declaration, after deducting the amount of the dividend. Further, the Secured Notes prohibit any declaration of a dividend or other distribution on or purchase or redemption of any shares of common or preferred stock of DNP: (i) at any time that an event of default has occurred and is continuing or (ii) if after giving effect to such declaration, the Fund would not satisfy asset requirements of the applicable rating agency.

Upon the occurrence of certain events of default, the Secured Notes become automatically and immediately due and payable (or the Secured Note holders have the right to declare the Secured Notes to be immediately due and payable).

In keeping with the 1940 Act requirement that the Funds may not issue more than one class of senior securities constituting indebtedness, the Credit Facility and Secured Notes rank pari passu with each other and the lien on DNP’s assets securing the Secured Notes is equal and ratable with the lien securing the Credit Facility. The Credit Facility and (in the case of DNP) Secured Notes are senior in all respects to each Fund’s outstanding common stock and (in the case of DNP) preferred stock with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Funds.

DNP Preferred Stock

In 2014, DNP completed private placements of 3,000 MRPS with a liquidation preference of $100,000 per share and an aggregate liquidation preference of $300,000,000. In 2019, DNP completed a private placement of 1,320 Series E MRPS and used the proceeds to redeem its 1,320 Series A MRPS. Accordingly, DNP’s outstanding MRPS currently consist of the following four series:

•	600 shares of Series B MRPS with a dividend rate of 3 month LIBOR plus 2.05% and a term redemption date of April 1, 2021,

•	750 shares of Series C MRPS with a dividend rate of 3 month LIBOR plus 2.15% and a term redemption date of April 1, 2024, and

•	330 shares of Series D MRPS with a dividend rate of 3 month LIBOR plus 1.95% and a term redemption date of April 1, 2021.

•	1,320 shares of Series E MRPS with a fixed rate dividend of 4.63% and a term redemption date of April 21, 2027.

Each series of MRPS pays a quarterly cumulative cash dividend at the above-referenced rate so long as the MRPS are rated no less than “A” by Fitch Ratings, Inc. (“Fitch”) (or no less than the equivalent of such rating by another nationally recognized statistical rating organization (“NRSRO”) if any, other than Fitch, providing a rating for the MRPS pursuant to the request of DNP), and the holders of MRPS are entitled to receive cash dividends when, as and if, authorized by the Board and declared by DNP. If the lowest credit rating assigned on any date to the outstanding MRPS by Fitch or other NRSRO is less than “A” (or equivalent), the dividend rate payable on the MRPS will be increased by an amount as specified in the Charter, depending upon the rating assigned.

Under the 1940 Act, DNP is not permitted to issue preferred stock unless immediately after such issuance the value of DNP’s asset coverage is at least 200% of the liquidation value of the outstanding preferred stock (i.e., such liquidation value may not exceed 50% of DNP’s assets less all liabilities other than Borrowings and outstanding preferred stock). Under the 1940 Act, DNP may only issue one class of preferred stock.

In addition, DNP is not permitted to declare any cash dividend or other distribution on its common stock unless, at the time of such declaration, the value of DNP’s assets less liabilities other than Borrowings and outstanding preferred stock satisfies the above-referenced 200% coverage requirement. In order to reduce the likelihood of a situation arising where DNP would be unable to make distributions on its common stock, DNP intends, to the extent possible, to purchase or redeem preferred stock from time to time to the extent necessary in order to maintain coverage of at least 200%.

So long as DNP has preferred stock outstanding, two of DNP’s directors (the “Preferred Directors”) are elected by the holders of preferred stock, voting separately as a class. Currently, Geraldine M. McNamara and Robert J. Genetski are serving as the Preferred Directors. The remaining directors of DNP are elected by holders of common stock. In the event that DNP were to fail to pay dividends on the preferred stock for a period of two full years, holders of preferred stock would become entitled to elect a majority of the directors of DNP.

For more information about DNP preferred stock, see “Description of Capital Stock — Preferred Stock” below.

Effects of Leverage

Each Fund’s current Borrowings and (in the case of DNP) preferred stock subject it to certain restrictions imposed by guidelines of one or more rating agencies. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Investment Adviser from managing a Fund’s portfolio in accordance with such Fund’s investment objective and policies.

Changes in the value of a Fund’s portfolio securities, including costs attributable to Borrowings or preferred stock, are borne entirely by the holders of the common stock. If there is a net decrease (or increase) in the value of a Fund’s investment portfolio, the leverage decreases (or increases) the NAV per share of common stock to a greater extent than if such Fund were not leveraged. During periods when a Fund is using leverage through Borrowings or the issuance of preferred stock, the fees paid to the Investment Adviser for advisory services will be higher than if such Fund did not use leverage because the fees paid will be calculated on the basis of a Fund’s “average weekly managed assets,” which include the principal amount of the Borrowings and any assets attributable to the issuance of preferred stock. This means that the Investment Adviser has a financial incentive to increase a Fund’s use of leverage.

Utilization of leverage is a speculative investment technique and involves certain risks to the common shareholders. These include the possibility of higher volatility of the NAV of the common stock and potentially more volatility in the market value of the common stock. So long as a Fund is able to realize a higher net return on its investment portfolio than the then-current cost of any leverage together with other related expenses, the effect of the leverage is to cause common shareholders to realize a higher rate of return than if such Fund were not so leveraged. On the other hand, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on a Fund’s investment portfolio, the benefit of leverage to common shareholders is reduced, and if the then-current cost of any leverage together with related expenses were to exceed the net return on such Fund’s portfolio, such Fund’s leveraged capital structure would result in a lower rate of return to common shareholders than if such Fund were not so leveraged.

DUC must achieve an annual return of 1.12% to cover the interest and dividend payment obligations described above with respect to its Borrowings. DNP must achieve an annual return of 1.01% to cover the interest and dividend payment obligations described above with respect to its Borrowings and preferred stock.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common stock total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in a Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Actual returns may be higher or lower than those appearing in the table below. See also “Primary Risks of Investing in the Funds” above.

The table further reflects the issuance of leverage representing 28.55% of DUC’s total assets and 27.13% of DNP’s total assets, and DUC’s and DNP’s currently projected annual interest and dividends on its leverage of 1.66% and 2.72% respectively.

Assumed Portfolio Total Return (Net of Expenses)	(10)%	(5)%	0%	5%	10%
DUC Common Stock Total Return	(14.86)%	(7.78)%	(0.69)%	6.39%	13.48%
DNP Common Stock Total Return	(14.85)%	(7.97)%	(1.04)%	5.88%	12.79%

Common Stock Total Return is composed of two elements: the common stock dividends paid by a Fund (the amount of which is largely determined by the net investment income of such Fund after paying interest on its leverage) and gains or losses on the value of the securities such Fund owns. As required by SEC rules, the table above assumes that a Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% a Fund must assume that the return it receives on its investments is entirely offset by losses in the value of those investments.

Interest Rate Transactions

In connection with DNP’s use of leverage through its MRPS and variable rate Borrowings, DNP may enter into interest rate swap or cap transactions. Interest rate swaps involve DNP’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying DNP a variable rate payment that is intended to approximate DNP’s variable rate payment obligation on its MRPS or variable rate borrowings. The payment obligation would be based on the notional amount of the swap. DNP’s payment obligations under the swap are general unsecured obligations of DNP and are ranked senior to distributions under the common stock and preferred stock. DNP may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. DNP would use interest rate swaps or caps only with the intent to reduce or eliminate the effect that an increase in short-term interest rates could have on common share net earnings as a result of leverage. See “Primary Risks of Investing in the Funds — Hedging Strategy Risk” and “ — Derivatives Risk.”

MANAGEMENT OF THE FUNDS

Directors and Officers

The overall management of the business and affairs of each Fund is vested in its Board. Each Board approves all significant agreements between the respective Fund and persons or companies furnishing services to such Fund. The day-to-day operation of the Funds is delegated to the officers of the Funds and Duff & Phelps Investment Management Co., the Investment Adviser, subject always to the investment objective, restrictions and policies of each Fund and to the general direction of the Board. Each Board currently consists of seven directors.

Set forth in the tables below are the names and certain biographical information about the directors of the Funds. All of the directors are elected to the respective Fund’s Board by the respective holders of such Fund’s common stock, except in the case of DNP for Mr. Genetski and Ms. McNamara, who are elected by the holders of DNP’s preferred stock, voting as a separate class. All of the Funds’ directors also serve on the board of directors of two other registered closed-end investment companies that are advised by the Investment Adviser: Duff & Phelps Utility and Infrastructure Fund Inc. (“DPG”) and DTF Tax-Free Income Inc. (“DTF”).

All of the current directors of the Funds, with the exception of Mr. Partain, are classified as independent directors because none of them are “interested persons” of the Funds, as defined in the 1940 Act. Mr. Partain is an “interested person” of the Fund by reason of his position as President and Chief Executive Officer of the Funds, and because prior to January 1, 2021, he served as President, Chief Investment Officer and employee of the Investment Adviser. The term “Fund Complex” refers to the Funds and all other investment companies advised by affiliates of Virtus Investment Partners, Inc. (“Virtus”), the Investment Adviser’s parent company. The address for all directors is c/o Duff & Phelps Investment Management Co., 200 South Wacker Drive, Suite 500, Chicago, Illinois 60606.

Name, Address and Age	Positions Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years & Qualifications	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past 5 Years
Independent Directors

Donald C. Burke Age: 60	Director	Director of DNP and DUC since 2014; term expires 2021	Private investor since 2009; President and Chief Executive Officer, BlackRock U.S. Funds 2007-2009; Managing Director, BlackRock Inc. 2006-2009; Managing Director, Merrill Lynch Investment Managers 1990-2006	72	Director, Avista Corp. (energy company); Trustee, Goldman Sachs Fund Complex 2010-2014; Director, BlackRock Luxembourg and Cayman Funds 2006-2010

	Mr. Burke was selected to serve on the Board because of his extensive experience with mutual funds, including as president and chief executive officer of a major fund complex, and subsequently as an independent trustee of another major fund complex, and because of his knowledge of the utility industry derived from his service on the board of a public company involved in the production, transmission and distribution of energy.

Robert J. Genetski Age: 78	Director	Director of DUC since 2009 and of DNP since 2001; term expires 2022	Co-owner, Good Industries, Inc. (branding company) since 2014; President, Robert Genetski & Associates, Inc. (economic and financial consulting firm) since 1991; Senior Managing Director, Chicago Capital Inc. (financial services firm) 1995-2001; former Senior Vice President and Chief Economist, Harris Trust & Savings Bank; author of several books	4

	Dr. Genetski was selected to serve on the Board because of his academic and professional qualifications as an economist and a published author and speaker on economic topics and his experience in overseeing investment research and asset management operations.

Philip R. McLoughlin Age: 74	Director	Director of DUC since 1996 and of DNP since 2009; term expires 2022	Private investor since 2010; Partner, CrossPond Partners, LLC (investment management consultant) 2006-2010; Managing Director, SeaCap Partners LLC (strategic advisory firm) 2009-2010	72	Chairman of the Board, Lazard World Trust Fund (closed-end fund; f/k/a The World Trust Fund) 2010-2019 (Director 1991-2019)

Name, Address and Age	Positions Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years & Qualifications	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past 5 Years

	Mr. McLoughlin was selected to serve on the Board because of his understanding of asset management and mutual fund operations and strategy gained from his experience as chief executive officer of an asset management company and chief investment officer of an insurance company.
Geraldine M. McNamara Age: 69	Director	Director of DUC since 2003 and of DNP since 2009; term expires 2023	Private investor since 2006; Managing Director, U.S. Trust Company of New York 1982-2006	72

	Ms. McNamara was selected to serve on the Board because her experience of advising individuals on their personal financial management has given her an enhanced understanding of the goals and expectations that individual investors bring to the Funds.

Eileen A. Moran Age: 66	Director and Vice Chairperson of the Board	Director of DUC since 1996 and of DNP since 2000; term expires 2021	Private investor since 2011; President and Chief Executive Officer, PSEG Resources L.L.C. (investment company) 1990-2011	4

	Ms. Moran was selected to serve on the Board because of her experience in managing a large portfolio of assets, a significant portion of which were invested in the electric and natural gas utility industry.

David J. Vitale Age: 74	Director and Chairman of the Board	Director of DUC since 2005 and of DNP since 2000; term expires 2023	Advisor, Ariel Investments, LLC since 2019; Chairman, Urban Partnership Bank 2010-2019; President, Chicago Board of Education 2011-2015; Senior Advisor to the CEO, Chicago Public Schools 2007-2008 (Chief Administrative Officer 2003-2007); President and Chief Executive Officer, Board of Trade of the City of Chicago, Inc. 2001-2002; Vice Chairman and Director, Bank One Corporation 1998-1999; Vice Chairman and Director, First Chicago NBD Corporation, and President, The First National Bank of Chicago 1995-1998; Vice	4	Director, United Continental Holdings, Inc. (airline holding company), Ariel Investments, LLC and Wheels, Inc. (automobile fleet management); Chairman, Urban Partnership Bank 2010-2019

Name, Address and Age	Positions Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years & Qualifications	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past 5 Years
			Chairman, First Chicago Corporation and The First National Bank of Chicago
			1993-1998 (Director 1992-1998; Executive Vice President 1986-1993)

	Mr. Vitale was selected to serve on the Board because of his extensive experience as an executive in both the private and public sector, his experience serving as a director of other public companies and his knowledge of financial matters, capital markets, investment management and the utilities industry.
Interested Director

Nathan I. Partain, CFA Age: 64	President, Chief Executive Officer and Director	Director of DNP and DUC since 2007; term expires 2022	Consultant to the Adviser since January 2021 (President and Chief Investment Officer of the Investment Adviser 2005-December 2020; Executive Vice President 1997-2005); Director of Utility Research, Duff & Phelps Investment Research Co. 1989-1996 (Director of Equity Research 1993-1996 and Director of Fixed Income Research 1993); President and Chief Executive Officer of DUC and DTF since 2004 and of DPG since 2011; President and Chief Executive Officer of DNP since 2001 (Chief Investment Officer 1998-2017; Executive Vice President 1998-2001; Senior Vice President 1997-1998)	4	Chairman of the Board and Director, Otter Tail Corporation (manages diversified operations in the electric, plastics, manufacturing and other business operations sectors)

	Mr. Partain was selected to serve on the Board because of his significant knowledge of the Funds’ operations as Chief Executive Officer of the Funds and President of the Investment Adviser, and because of his experience serving as a director of another public utility company and chairman of its board and audit committee.

Board Leadership Structure

The Board believes that the most appropriate leadership structure for the Funds is for the Chairman of the Board to be an independent director, in order to provide strong, independent oversight of the Funds’ management and affairs, including the Funds’ risk management function. Accordingly, while the Chief Executive Officer of the Funds will generally be a member of the Board, he or she will not normally be eligible to serve as Chairman of the Board. The independent Chairman of the Board presides at meetings of the shareholders, meetings of the Board and meetings of independent directors. In addition, the independent Chairman of the Board takes part in the meetings and deliberations of all committees of the Board, facilitates communication among directors and communication between the Board and the Funds’ management and is available for consultation with the Funds’ management between Board meetings. The Board has four standing committees, which are described below: the executive committee, the audit committee, the contracts committee, and the nominating and governance committee.

The executive committee of the Board is currently comprised of Mr. Vitale (Chairman), Mr. Burke, Ms. McNamara and Ms. Moran, and has authority, with certain exceptions, to exercise the powers of the Board between Board meetings.

The audit committee of the Board is currently comprised of all independent directors of the Funds (Mr. Burke, Chairman) and makes recommendations regarding the selection of the Funds’ independent registered public accounting firm, meets with representatives of that accounting firm to determine the scope of and review the results of each audit and assists the Board in overseeing the Funds’ accounting, auditing, financial reporting and internal control functions.

The contracts committee of the Board is currently comprised of all independent directors of the Funds (Ms. Moran, Chairperson) and makes recommendations regarding the Funds’ contractual arrangements for investment management and administrative services, including the terms and conditions of such contracts.

The nominating and governance committee of the Board is currently comprised of all independent directors of the Funds (Ms. McNamara, Chairperson) and selects nominees for election as directors, recommends individuals to be appointed by the Board as officers of the Funds and members of Board committees and makes recommendations regarding other Fund governance and Board administration matters. The committee also oversees the Board’s continuing education program, which includes quarterly presentations for directors covering a variety of topics, including, among other topics, (i) the industries and types of investments in which the Funds invests, (ii) investment techniques utilized by the Funds, (iii) current developments in securities law and the mutual fund industry (iv) best practices in corporate and mutual fund governance and (v) enterprise risk management, cybersecurity, and other emerging issues.

In addition to the four standing committees, DNP also has a special committee called the ATM Committee, which is composed of the members of the executive committee of the DNP Board (Mr. Vitale (Chairman), Mr. Burke, Ms. McNamara and Ms. Moran) and is responsible for certain oversight functions in connection with DNP’s ongoing “at-the-market” (“ATM”) offering program.

During DUC’s fiscal year ended October 31, 2020, the Board met twelve times; the Board’s audit committee met twice; the Board’s nominating and governance committee met three times; the Board’s contracts committee met twice; and the Board’s executive committee did not meet. Each director attended at least 75% in the aggregate of the meetings of the Board and of the committees on which he or she served.

During DNP’s fiscal year ended October 31, 2020, the Board met eleven times; the Board’s audit committee met twice; the Board’s nominating and governance committee met three times; the Board’s contracts committee met twice; the Board’s executive committee did not meet; and the ATM Committee did not meet. Each director attended at least 75% in the aggregate of the meetings of the Board and of the committees on which he or she served.

Risk Oversight. The audit committee charter provides that the audit committee is responsible for discussing with management the guidelines and policies that govern the process by which management assesses and manages the Funds’ major financial risk exposures. The contracts committee charter provides that in assessing whether the Funds’ investment advisory agreement and administration agreement should be continued, the contracts committee is to give careful consideration to the risk oversight policies of the Adviser and the Funds’ administrator, respectively. In addition, the audit committee and the full Board receive periodic reports on enterprise risk management from the chief risk officer of the Adviser.

Nomination of Directors. The nominating and governance committee acts under a written charter that was most recently amended on December 14, 2016. A copy of the charter is available on DUC’s website at www.dpimc.com/duc and DNP’s website at www.dpimc.com/dnp, and in print to any shareholder who requests it. None of the members of the nominating and governance committee are “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act. In identifying potential director nominees, the nominating and governance committee considers candidates recommended by one or more of the following sources: the Funds’ current directors, the Funds’ officers, the Funds’ shareholders and any other source the committee deems appropriate. The committee may, but is not required to, retain a third-party search firm at the Funds’ expense to identify potential candidates. Shareholders wishing to recommend candidates to the nominating and governance committee should submit such recommendations to the Secretary of the Funds, who will forward the recommendations to the committee for consideration. See also “Voting Information and Other Matters” below.

Diversity Policy. The goal of the Funds is to have a board of directors comprising individuals with a diversity of business, educational and life experiences (including, without limitation, with respect to accounting and finance, business and strategic judgment, investment management and financial markets, and knowledge of the industries in which the Funds invest) that will enable them to constructively review, advise and guide management of the Funds. The annual Board self-evaluation process includes consideration of whether the Board’s composition represents an appropriate balance of skills and diversity for the Funds’ needs. In evaluating potential director nominees, including nominees recommended by shareholders, the nominating and governance committee considers such qualifications and skills as it deems relevant but does not have any specific minimum qualifications that must be met by a nominee. The committee considers, among other things:

•	the extent to which the candidate’s business, educational and life experiences will add to the diversity of the Board;

•	whether the candidate will qualify as a director who is not an “interested person” of the Funds;

•	the absence of any real or apparent conflict of interest that would interfere with the candidate’s ability to act in the best interests of the Funds and their shareholders;

•	the contribution that the candidate can make to the Board by virtue of his or her education, business experience and financial expertise;

•	the interplay of the candidate’s skills and experience with the skills and experience of other Board members;

•	whether the candidate is willing to commit the time necessary to attend meetings and fulfill the responsibilities of a director; and

•	the candidate’s personality traits, including integrity, independence, leadership, sound business judgment and the ability to work effectively with the other members of the Board.

With respect to the renomination of incumbent directors, past service to the Board is also considered.

Retirement Policy. The bylaws of the Funds establish a mandatory retirement age of 78 for directors of the Funds. Specifically, no person who has attained the age of 78 years is eligible for election or reelection as a director, and no incumbent director who attains the age of 78 years is qualified to continue serving as a director following the adjournment of the next succeeding annual meeting of shareholders, and therefore his or her service on the Board will automatically terminate at such time. None of the directors are 78 years or older as of the date of this Proxy Statement/Prospectus, other than Dr. Genetski, who will cease to serve as a director of each Fund following the adjournment of the 2021 annual meeting of shareholders of such Fund.

Officers of the Funds

The officers of the Funds are elected at the annual meeting of the Board held in connection with the annual meeting of shareholders. The officers receive no compensation from the Funds, but are also officers of the Investment Adviser or the Fund administrator and receive compensation in such capacities. Information about

Nathan I. Partain, the President and Chief Executive Officer of the Funds, is provided above under the caption “Interested Director.” The address for all officers listed below is c/o Duff & Phelps Investment Management Co., 200 South Wacker Drive, Suite 500, Chicago, Illinois 60606, except as noted.

Name, Address and Age	Position(s) Held with the Funds and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jennifer S. Fromm Age: 47	Assistant Secretary of DUC since March 2020; Vice President and Secretary of DNP since March 2020	Vice President of Virtus Investment Partners, Inc. since 2016 and Senior Counsel, Legal of Virtus Investment Partners Inc. and/or certain of its subsidiaries since 2007; Vice President and Chief Legal Officer, Counsel and Secretary of Duff & Phelps Select MLP and Midstream Energy Fund, Inc., Virtus Global Multi-Sector Income Fund Inc., and Virtus Total Return Fund Inc. since 2020; Vice President and Secretary of DPG and DTF since March 2020

Connie M. Luecke, CFA Age: 62	Vice President and Chief Investment Officer of DNP since 2018	Senior Managing Director of the Investment Adviser since 2015 (Senior Vice President 1998-2014; Managing Director 1996-1998); Portfolio Manager, Virtus Total Return Fund Inc. since 2011; Portfolio Manager, Virtus Duff & Phelps Global Infrastructure Fund since 2004

Alan M. Meder, CFA, CPA Age: 61	Treasurer of DUC since 2000; Principal Financial and Accounting Officer and Assistant Secretary of DUC since 2002; Treasurer, Principal Financial and Accounting Officer and Assistant Secretary of DNP since 2011 (Assistant Treasurer 2010-2011)	Chief Risk Officer of the Investment Adviser since 2001 and Senior Managing Director since 2014 (Senior Vice President 1994-2014); Treasurer of DTF since 2000 and Principal Financial and Accounting Officer and Assistant Secretary since 2002; Treasurer; Treasurer, Principal Financial and Accounting Officer and Assistant Secretary of DPG since 2011

Daniel J. Petrisko, CFA Age: 60	Chief Investment Officer of DUC since 2004 (Portfolio Manager 2002-2004), Senior Vice President of the Funds since 2017 and Assistant Secretary since 2015 (Vice President of DUC 2000-2016; Vice President of DNP 2015-2016)	Senior Vice President of DPG and DTF since 2017 and Assistant Secretary since 2015; Executive Managing Director of the Investment Adviser since 2017 (Senior Managing Director 2014-2017; Senior Vice President 1997-2014; Vice President 1995-1997)

Name, Address and Age	Position(s) Held with the Funds and Length of Time Served	Principal Occupation(s) During Past 5 Years
William J. Renahan Age: 51	Chief Compliance Officer of the Funds since March 2020; Vice President and Secretary of DUC since 2015; Vice President of DNP since 2015 (Secretary 2015-March 2020)	Vice President of DTF since 2015 (Secretary 2015-March 2020); Vice President of DPG since 2012 (Secretary 2015-March 2020; Assistant Secretary 2012-2015); Secretary of the Investment Adviser since 2014 and Chief Compliance Officer since 2019 (Senior Counsel 2015-2019); Senior Legal Counsel and Vice President, Virtus Investment Partners, Inc. 2012-2018; Managing Director, Legg Mason, Inc. (and predecessor firms) 1999-2012

Dianna P. Wengler Robert W. Baird & Co. Incorporated 500 West Jefferson Street Louisville, KY 40202 Age: 60	Vice President and Assistant Secretary of the DUC since 2014; Vice President of DNP since 2006 and Assistant Secretary since 1988 (Assistant Vice President 2004-2006)	Vice President and Assistant Secretary of DTF since 2014; Senior Vice President and Director — Fund Administration, Robert W. Baird & Co. Incorporated since 2019; Senior Vice President, J.J.B. Hilliard, W.L. Lyons, LLC 2016-2019 (Vice President 1990-2015)

The following table provides certain information relating to the equity securities beneficially owned by each director or director nominee as of October 31, 2020, (i) in the Funds and (ii) on an aggregate basis, in any registered investment companies overseen or to be overseen by the director or nominee within the same family of investment companies as the Funds, in each case based on information provided to the Fund, including information furnished by the Fund’s service providers.

Name of Director	Dollar Range of Equity Securities Owned in DUC	Dollar Range of Equity Securities Owned in DNP	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies
Independent Directors
Donald C. Burke	$10,001–$50,000	$50,001–$100,000	Over $100,000
Robert J. Genetski	$1–$10,000	Over $100,000	Over $100,000
Philip R. McLoughlin	$1–$10,000	Over $100,000	Over $100,000
Geraldine M. McNamara	$10,001–$50,000	Over $100,000	Over $100,000
Eileen A. Moran	Over $100,000	$10,001–$50,000	Over $100,000
David J. Vitale	None	$10,001–$50,000	$50,001–$100,000

Interested Director
Nathan I. Partain	None	Over $100,000	Over $100,000

Based on information provided to the Funds, including information furnished by the Funds’ service providers, as of October 31, 2020, none of the independent directors, or their immediate family members, owned any securities of the Adviser or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser.

The following table sets forth the aggregate compensation paid to each director by the Funds with respect to its most recently completed fiscal year and by the Fund Complex with respect to the fiscal year ended October 31, 2020.

COMPENSATION TABLE(1)

Name of Director	Aggregate Compensation from DUC	Aggregate Compensation from DNP	Aggregate Compensation from DPG and DTF(2)	Aggregate Compensation from Other Funds in Fund Complex(2)	Total Compensation from Fund Complex Paid to Directors(2)
Independent Directors
Donald C. Burke	$8,848.64	$62,202.20	$20,949.16	$280,000	$372,000
Robert J. Genetski	8,079.19	56,793.34	19,127.47	0	84,000
Philip R. McLoughlin	8,079.19	56,793.34	19,127.47	521,250	605,250
Geraldine M. McNamara	8,848.64	62,202.20	20,949.16	280,000	372,000
Eileen A. Moran	8,848.64	62,202.20	20,949.16	0	92,000
David J. Vitale	12,888.23	90,598.88	30,512.89	0	134,000

Interested Director
Nathan I. Partain	0	0	0	0	0

(1)

Because each director serves as a director of each of DNP, DPG, DUC and DTF, directors receive a single set of fees as remuneration for their service to all four funds: (i) each director not affiliated with the Adviser receives a retainer fee of $84,000 per year; (ii) the chairpersons of the audit committee, contracts committee and nominating and governance committee each receive an additional retainer fee of $8,000 per year; and (iii) the Chairman of the Board receives an additional retainer fee of $50,000 per year. Directors and officers affiliated with the Adviser receive no compensation from the Fund Complex for their services as such. In addition to the amounts shown in the table above, all directors and officers who are not interested persons of the Fund or the Adviser or affiliated with the Fund administrator are reimbursed for the expenses incurred by them in connection with their attendance at a meeting of the Board or a committee of the Board. The Fund does not have a pension or retirement plan applicable to its directors or officers.

(2)

Please refer to the table on the preceding pages for the number of investment companies in the Fund Complex overseen by each director. In addition to DNP, DPG, DUC and DTF, Mr. Burke, Mr. McLoughlin and Ms. McNamara each oversee 68 additional funds that are advised by affiliates of Virtus.

Investment Adviser

The Investment Adviser of the Funds is Duff & Phelps Investment Management Co., 200 South Wacker Drive, Suite 500, Chicago, Illinois 60606. Subject to the general oversight of the Board, the Investment Adviser is responsible for managing each Fund’s investment portfolio. The Investment Adviser (together with its predecessor) has been in the investment advisory business for more than 75 years and, as of December 31, 2020, managed approximately $10.6 billion in assets under management. The Investment Adviser acts as investment adviser to three other closed-end investment companies registered under the 1940 Act and as sub-adviser to two closed-end investment companies and eleven open-end investment companies registered under the 1940 Act. The Investment Adviser is a wholly-owned indirect subsidiary of Virtus, an independent publicly traded company that operates a multi-manager investment management business and whose common stock is traded on the NASDAQ Global Market under the trading symbol “VRTS.” Virtus provides investment management products and services to individuals and institutions through affiliated managers and select unaffiliated subadvisers, each with a distinct investment style, autonomous investment process and individual brand.

Under the terms of an investment advisory agreement between each Fund and the Investment Adviser (each an “Advisory Agreement”), the Investment Adviser receives fees as follows: (i) from DUC, a monthly fee at an annual rate of 0.50% of the average weekly managed assets of DUC; and (ii) from DNP, a quarterly fee at an annual rate of 0.60% of the average weekly managed assets of DNP up to $1.5 billion and 0.50% of average weekly managed assets in excess of $1.5 billion. “Average weekly managed assets” is defined as the average weekly value of a Fund’s total assets minus the sum of all accrued liabilities of such Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage). Also for purposes of the foregoing calculation, to the extent the Funds utilizes derivative transactions, such derivative transactions will be valued using mark-to-market accounting in accordance with valuation procedures adopted by the Board. A discussion regarding the basis for the approval by the Board of the Advisory Agreement is available in DUC’s Semi-Annual Report to Shareholders for the period ended April 30, 2020 as filed with the SEC on Form N-CSR on June 23, 2020 (File No. 811-7358) and DNP’s Semi-Annual Report to Shareholders for the period ended April 30, 2020 as filed with the SEC on Form N-CSR on June 23, 2020 (File No. 811-4915).

The DNP Advisory Agreement was amended in 1998 to include the proceeds of the Fund’s commercial paper borrowings in the asset base used to calculate the advisory fee, with the stated goal of basing the fee on the full size and scope of the portfolio that the Investment Adviser manages. During 2006, DNP issued APS and used the proceeds to terminate its commercial paper borrowings. During 2009, DNP replaced a portion of its preferred stock leverage with borrowings under the Credit Facility. To be consistent with DNP’s previously stated goal of basing the calculation of the Fund’s investment advisory fee and administration fee on the full size and scope of the portfolio that the Investment Adviser manages, the Board recommended, and Fund shareholders approved, at the 2010 annual meeting, a further amendment to the DNP Advisory Agreement to include all borrowings that are utilized to provide financial leverage in the asset base used to calculate the advisory fee, with retroactive effect from March 24, 2009, the date DNP began borrowing under the Credit Facility.

The investment advisory fees paid by DUC totaled $1,835,315, $1,806,126 and $1,831,626, respectively in the fiscal years ended October 31, 2020, 2019 and 2018. The investment advisory fees paid by DNP totaled $20,739,963, $21,186,061 and $19,995,332, respectively in the fiscal years ended October 31, 2020, 2019 and 2018.

No fees, expenses or costs of the Funds were paid by persons other than the Investment Adviser or the Funds.

Under the terms of a service agreement among the Investment Adviser, Virtus Partners, Inc. (“VPI”) and the Funds (the “Service Agreement”), VPI makes available to the Investment Adviser the services, on a part-time basis, of its employees and various facilities to enable the Investment Adviser to perform certain of its obligations to the Funds. However, the obligation of performance under the Advisory Agreements is solely that of the Investment Adviser, for which VPI assumes no responsibility, except as described in the preceding sentence. The Investment Adviser reimburses VPI for any costs, direct or indirect, fairly attributable to the services performed and the facilities provided by VPI under the Service Agreement. The Funds do not pay any fees pursuant to the Service Agreement.

Portfolio Managers

DUC

Daniel J. Petrisko, CFA, who is employed by the Investment Adviser, has been primarily responsible for management of the Fund’s portfolio since 2004 and has served on the Fund’s portfolio management team since 2002. He has been a Senior Vice President of DUC, DNP, DPG and DTF since 2017 and an Executive Managing Director of the Investment Adviser since 2017 (Senior Managing Director from 2014 to 2017; Senior Vice President from 1994 to 2014; Vice President from 1995 to 1997). He has been Chief Investment Officer of DUC since February 2004 and Senior Vice President since 2017 (Portfolio Manager from 2002 to 2004, Vice President from 2000 to 2017). He joined the Duff & Phelps organization in 1995 and has served since then in positions of increasing responsibility.

Please refer to the SAI for additional information about the Fund’s portfolio manager, including the structure of and method of computing compensation, other accounts he manages and his ownership of securities of the Fund.

DNP

A team of investment professionals employed by the Investment Adviser is responsible for the day-to-day management of the Fund’s portfolio. The investment team is led by Connie M. Luecke, who is primarily responsible for management of the Fund’s portfolio. The members of that investment team and their respective areas of responsibility and expertise are as follows:

Connie M. Luecke, CFA, has led the Fund’s portfolio management team since 2018 and has served on the Fund’s portfolio management team since 1998. She has been Chief Investment Officer and Vice President since 2018 and has been a Senior Managing Director of the Investment Adviser since 2015 (Senior Vice President 1998 to 2014; Managing Director from 1996 to 1998). She is also the lead portfolio manager of the Virtus Duff & Phelps Global Infrastructure Fund and the equity portion of the Virtus Total Return Fund Inc. Ms. Luecke has final investment authority with respect to the Fund’s entire investment portfolio. She joined the Duff & Phelps organization in 1992 and has served since then in positions of increasing responsibility.

Daniel J. Petrisko, CFA, has served on the Fund’s portfolio management team and has had primary responsibility for managing the Fund’s fixed income portfolio since 2015. He has been a Senior Vice President of the DUC, DNP, DPG and DTF since 2017 and an Executive Managing Director of the Investment Adviser since 2017 (Senior Managing Director from 2014 to 2017; Senior Vice President from 1994 to 2014; Vice President from 1995 to 1997). He has been Chief Investment Officer of DUC since February 2004 and Senior Vice President since 2017 (Portfolio Manager from 2002 to 2004, Vice President from 2000 to 2017). He joined the Duff & Phelps organization in 1995 and has served since then in positions of increasing responsibility.

Please refer to the SAI for additional information about the Fund’s portfolio manager, including the structure of and method of computing compensation, other accounts they manage and their ownership of securities of the Fund.

Administrator

Each Fund’s administrator is Robert W. Baird & Co. Incorporated, 500 West Jefferson Street, Louisville, Kentucky 40202 (the “Administrator”). Under the terms of an administration agreement, the Administrator provides all management and administrative services required in connection with the operation of the Fund not required to be provided by the Investment Adviser pursuant to the investment advisory agreement between the Fund and the Investment Adviser, as well as the necessary office facilities, equipment and personnel to perform such services.

For its services, the Administrator receives the following: (i) from DUC, a quarterly fee at annual rates of 0.14% of DUC’s average weekly managed assets; (ii) from DNP, a quarterly fee at annual rates of 0.20% of DNP’s average weekly managed assets up to $1 billion and 0.10% of average weekly managed assets over $1 billion. “Average weekly managed assets” is defined as the average weekly value of a Fund’s total assets minus the sum of all accrued liabilities of such Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

The administration fees paid by DUC totaled $366,888, $358,715 and $360,255, respectively in the fiscal years ended October 31, 2020, 2019 and 2018. The administration fees paid by DNP totaled $4,847,922, $4,937,211 and $4,699,067, respectively in the fiscal years ended October 31, 2020, 2019 and 2018.

The Fund has paid, and in the future may pay, brokerage commissions to the Administrator in connection with portfolio transactions.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

DUC

The following table shows shares of common stock of DUC as to which each director and director nominee, and all directors and executive officers of DUC as a group, had or shared power over voting or disposition at October 31, 2020. Shares are held with sole power over voting and disposition except as noted. The shares of common stock held by each of the persons listed below and by all directors and executive officers as a group represented less than 1% of the outstanding common stock of DUC.

Shares of common stock
Donald C. Burke(1)	1,500
Robert J. Genetski	1,000
Philip R. McLoughlin	513
Geraldine M. McNamara(1)	4,040
Eileen A. Moran	11,360
Nathan I. Partain(1)(2)	6,254
David J. Vitale(2)	None
Directors and executive officers as a group(1)(2)(3)	26,143

(1)

Mr. Burke had shared power to vote and/or dispose of 1,500 of the shares listed as owned by him. Ms. McNamara had shared power to vote and/or dispose of 4,040 of the shares listed as owned by her. Mr. Partain had shared power to vote and/or dispose of 6,254 of the shares listed as owned by him. The directors and executive officers, in the aggregate, had shared power to vote and/or dispose of 13,270 of the shares listed as owned by the directors and executive officers as a group.

(2)

Mr. Partain disclaims beneficial ownership of 6,254 of the shares listed as owned by him. The directors and executive officers, in the aggregate, disclaim beneficial ownership of 6,254 of the shares listed as owned by the directors and executive officers as a group.

(3)	The group of directors and executive officers consists of 12 individuals.

To DUC’s knowledge, as of November 30, 2020, the only persons (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934 (the “1934 Act”)) who beneficially own more than 5% of any class of the Fund’s voting securities (as determined in accordance with Rule 13d-3 under the 1934 Act) are the persons identified in the following table. Except as otherwise indicated, the information in this table is based on information provided in Schedule 13D and 13G filings made with the Securities and Exchange Commission by each of the persons listed.

Name of Beneficial Owner	Class of Shares	Number of Shares	Percentage of Class
1607 Capital Partners, LLC (“1607 Capital”)(1)	Common stock	1,801,413	5.07%
13 S. 13th Street, Suite 400, Richmond, Virginia 23219

Karpus Management, Inc.(2)	Common stock	10,759,008	38.04%
183 Sully’s Trail, Pittsford, New York 14534

Wells Fargo & Company (“WFC”)(3)	Common stock	1,189,884	5.57%
420 Montgomery Street, San Francisco, California 94163

(1)	Based on a Schedule 13G filed by 1607 Capital on February 14, 2020. In that filing, 1607 Capital stated that it has sole voting and dispositive power over all securities owned by it.
(2)

Based on a Schedule 13D/A filed by Karpus Investment Management, Inc. on December 2, 2020. Karpus Investment Management, Inc. disclaims beneficial ownership of such shares except to the extent of its pecuniary interest therein.

(3)

Based on a Schedule 13G filed by or on behalf of WFC and Wells Capital on February 2, 2020, (i) WFC has sole voting and dispositive power over 1 of the shares listed and shared power to vote 546,021 of the shares listed and shared dispositive power over 1,189,883 of the shares listed, (ii) Wells Capital Management Incorporated has voting and dispositive power over an indeterminate number of shares, and (iii) Wells Fargo Clearing Services, LLC has voting and dispositive power over an indeterminate number of shares.

Section 16(a) Beneficial Ownership Reporting Compliance. Section 30(h) of the 1940 Act imposes the filing requirements of Section 16 of the 1934 Act upon (i) DUC’s directors and officers, (ii) the Investment Adviser and certain of their affiliated persons and (iii) every person who is directly or indirectly the beneficial owner of more than 10% of any class of DUC’s outstanding securities (other than short-term paper). Based solely on a review of the copies of Section 16(a) forms furnished to DUC, or written representations that no Forms 5 were required, DUC believes that during its most recently completed fiscal year all such filing requirements were complied with, except that David Grumhaus was late in filing a Form 3.

DNP

The following table shows shares of common stock of DNP as to which each director and director nominee, and all directors and executive officers of DNP as a group, had or shared power over voting or disposition at October 31, 2020. Shares are held with sole power over voting and disposition except as noted. The shares of common stock held by each of the persons listed below and by all directors and executive officers as a group represented less than 1% of the outstanding common stock of DNP.

Shares of common stock
Donald C. Burke(1)	5,200
Robert J. Genetski	70,100
Philip R. McLoughlin	11,353
Geraldine M. McNamara(1)	10,111
Eileen A. Moran	1,331
Nathan I. Partain(1)(2)	101,748
David J. Vitale(2)	24,406
Directors and executive officers as a group(1)(2)(3)	237,449

(1)

Mr. Burke had shared power to vote and/or dispose of 5,200 of the DNP shares listed as owned by him. Ms. McNamara had shared power to vote and/or dispose of 5,538 of the DNP shares listed as owned by her. Mr. Partain had shared power to vote and/or dispose of 24,538 of the DNP shares listed as owned by him. Mr. Vitale had shared power to vote and/or dispose of 23,281 of the DNP shares listed as owned by him. The directors and executive officers, in the aggregate, had shared power to vote and/or dispose of 58,557 of the DNP shares listed as owned by the directors and executive officers as a group.

(2)

Mr. Partain disclaims beneficial ownership of 24,538 of the DNP shares listed as owned by him. Mr. Vitale disclaims beneficial ownership of 23,281 of the DNP shares listed as owned by him. The directors and executive officers, in the aggregate, disclaim beneficial ownership of 47,819 of the DNP shares listed as owned by the directors and executive officers as a group.

(3)	The group of directors and executive officers consists of 13 individuals.

To DNP’s knowledge, as of November 30, 2020, the only persons (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934 (the “1934 Act”)) who beneficially own more than 5% of any class of any Fund’s voting securities (as determined in accordance with Rule 13d-3 under the 1934 Act) are the persons identified in the following table. Except as otherwise indicated, the information in this table is based on information provided in Schedule 13D and 13G filings made with the Securities and Exchange Commission by each of the persons listed.

Name of Beneficial Owner	Class of Shares	Number of Shares	Percentage of Class
Metropolitan Life Insurance Company (“MLIC”) and certain affiliated entities advised by MLIC or MetLife Investment Management, LLC(1)	Preferred stock	1,738	57.93%
10 Park Avenue, Morristown, New Jersey 07962

MetLife Insurance K.K. (“MLJ”) 1-3, Kioichi, Chiyoda-ku, Tokyo, 102-8525 Japan

MetLife Reinsurance Company of Charleston (“MRCC”) 1095 Avenue of the Americas, New York, New York 10036

Metropolitan Tower Life Insurance Company 200 Park Avenue, New York, New York 10166 (“MTLIC”)

American International Group Inc. (“AIG”) and certain entities advised by AIG Asset Management (U.S.), LLC (“AAM”)(2)	Preferred stock	660	22.00%
2929 Allen Parkway, Houston, Texas 77019

American General Life Insurance Company (“AGLIC”) 2727-A Allen Parkway, Houston, Texas 77019

The United States Life Insurance Company in the City of New York (“USLIC”) 2727-A Allen Parkway, Houston, Texas 77019

The Variable Annuity Life Insurance Company (“VALIC”) 2929 Allen Parkway, Houston, Texas 77019

Voya Financial, Inc. (“Voya Financial”) and certain entities advised by Voya Investment Management, LLC(3)	Preferred stock	480	16.00%
5780 Powers Ferry Road, NW, Atlanta, Georgia 30327

Voya Retirement Insurance and Annuity Company (“VRIAC”) One Orange Way, Windsor, Connecticut 06095

Voya Insurance and Annuity Company (“VIAC”) 909 Locust Street, Des Moines, Iowa 50309

(1)

Based on information provided by or on behalf of such entities, (i) MLIC, MLJ, MRCC and MTLIC, respectively, have sole voting and dispositive power over 1008, 400, 265 and 65 of the shares listed (representing, respectively, 33.60%, 13.33%, 8.83% and 2.17% of the class) and (ii) each such entity disclaims beneficial ownership of all shares other than those set forth with respect to it in clause (i) of this note.

(2)

Based information provided by or on behalf of the following entities as well as information derived from a Form 4 filed on March 1, 2019 and a Schedule 13G/A filed by AIG on January 10, 2020, (i) AAM has shared voting and dispositive power over 660 of the shares listed (representing 22.00% of the class), (ii) AGLIC, USLIC and VALIC, respectively, have shared voting and dispositive power over 640, 10 and 10 of the shares listed (representing, respectively, 21.33%, 0.33% and 0.33% of the class) and (iii) each of

AGLIC, USLIC and VALIC disclaims beneficial ownership of all shares other than those set forth with respect to it in clause (ii) of this note.
(3)

Based on a Schedule 13G filed by Voya Financial on October 14, 2016 and information provided by or on behalf of the following entities, (i) VRIAC and VIAC, respectively, have sole voting and dispositive power over 380 and 100 of the shares listed (representing, respectively, 12.67% and 3.33% of the class) and (ii) each such entity disclaims beneficial ownership of all shares other than those set forth with respect to it in clause (i) of this note.

Section 16(a) Beneficial Ownership Reporting Compliance. Section 30(h) of the 1940 Act imposes the filing requirements of Section 16 of the 1934 Act upon (i) DNP’s directors and officers, (ii) the Investment Adviser and certain of their affiliated persons and (iii) every person who is directly or indirectly the beneficial owner of more than 10% of any class of DNP’s outstanding securities (other than short-term paper). Based solely on a review of the copies of Section 16(a) forms furnished to DNP, or written representations that no Forms 5 were required, DNP believes that during its most recently completed fiscal year all such filing requirements were complied with, except that Kyle West was late in filing a Form 3.

MANAGED DISTRIBUTION PLAN

On February 21, 2007, the DNP Board adopted a Managed Distribution Plan. The Managed Distribution Plan provides for DNP to make a monthly distribution to holders of DNP Common Shares of 6.5 cents per share, subject to the right of the Board to suspend, modify, or terminate the Managed Distribution Plan without notice at any time.

Under the Managed Distribution Plan, DNP will distribute all available investment income to shareholders, consistent with DNP’s primary investment objective. If and when sufficient investment income is not available on a monthly basis, DNP will distribute long-term capital gains and/or return capital to its shareholders. Whenever any portion of any DNP distribution is derived from a source other than net investment income, Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require DNP to furnish shareholders with a written statement disclosing what portion of the payment per share is derived from net investment income, net short-term capital gains, net long-term capital gains and return of capital.

Section 19(b) of the 1940 Act and Rule 19b-1 thereunder generally make it unlawful for any registered investment company to make long-term capital gains distributions more than once each year. Rule 19b-1 limits the number of capital gains dividends, as defined in section 852(b)(3)(C) of the Code (“distributions”), that a fund may make with respect to any one taxable year to one, plus a supplemental “clean up” distribution made pursuant to section 855 of the Code not exceeding 10% of the total amount distributed for the year, plus one additional capital gain dividend made in whole or in part to avoid the excise tax under section 4982 of the Code.

Funds that have adopted a Managed Distribution Plan often seek exemptive relief from the SEC, permitting them to distribute long-term capital gains more than once a year. On August 26, 2008, the SEC granted DNP’s request for an order under Section 6(a) of the 1940 Act, exempting DNP from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder and permitting DNP to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of any outstanding preferred stock of DNP. Even though DNP has received this exemptive relief from the SEC, a return of capital could occur if DNP were to distribute more than the aggregate of its income and net realized capital gains.

A return of capital distribution does not necessarily reflect DNP’s investment performance and should not be confused with “yield” or “income”. Rather, a return of capital distribution represents a reduction of a shareholder’s principal investment in DNP. To the extent that DNP uses capital gains and/or returns of capital to supplement its investment income, shareholders should not draw any conclusions about DNP’s investment performance from the amount of DNP’s distributions or from the terms of DNP’s Managed Distribution Plan.

The characterization of DNP’s distributions in statements furnished pursuant to Section 19(a) of the 1940 Act and Rule 19a-1 thereunder is based on U.S. generally accepted accounting principles and may differ from the treatment of those distributions for tax purposes. The determination of the character of all DNP distributions for tax purposes (specifying which portion is ordinary income, qualifying dividend income, short-or long-term capital gains, or return of capital) is made each year-end and is reported to shareholders on Form 1099-DIV. Return of capital is not taxable to shareholders in the year it is paid. Rather, shareholders are required to reduce the cost basis of their shares by the amount of the return of capital so that, when the shares are ultimately sold, they will have properly accounted for the return of capital. Such an adjustment may cause a shareholder’s gain to be greater, or loss to be smaller, depending on the sales proceeds received.

The Board may amend, suspend or terminate DNP’s Managed Distribution Plan without prior notice to shareholders if it deems such action to be in the best interests of DNP and its shareholders. For example, the Board might take such action if DNP’s Managed Distribution Plan had the effect of shrinking DNP’s assets to a level that was determined to be detrimental to DNP shareholders. The suspension or termination of DNP’s Managed Distribution Plan could have the effect of creating a trading discount (if DNP’s Common Shares are trading at or above NAV) or widening an existing trading discount.

The following tables sets forth information, during the past three years, about distributions paid to holders of DNP Common Shares, and reinvestments and related issuances of additional shares of common stock as a result of such participation (the information in the table is unaudited):

DNP

Distribution Payment Date to Common Shareholders	Amount of Distribution Per Share	Amount of Corresponding Reinvestment through Distribution Reinvestment and Cash Purchase Plan	Additional Shares of Common Stock Issued through Distribution Reinvestment and Cash Purchase Plan	Tax Character
				Return of Capital (%)	Qualified Dividends (%)
01/10/17	0.065	3,179,681	320,597	0.00	80.86
02/10/17	0.065	3,202,423	315,634	18.81	8.82
03/10/17	0.065	3,307,580	332,855	18.81	8.82
04/10/17	0.065	3,308,841	321,903	18.81	8.82
05/10/17	0.065	3,318,064	317,807	18.81	8.82
06/12/17	0.065	3,335,192	317,139	18.81	8.82
07/10/17	0.065	3,343,097	319,623	18.81	8.82
08/10/17	0.065	3,351,860	315,306	18.81	8.82
09/11/17	0.065	3,346,900	309,311	18.81	8.82
10/10/17	0.065	3,357,906	310,056	18.81	8.82
11/10/17	0.065	3,363,018	312,171	0.00	78.11
12/11/17	0.065	3,357,022	312,441	0.00	78.11
01/10/18	0.065	3,362,476	329,251	0.00	78.11
02/12/18	0.065	3,368,164	349,304	22.17	11.81
03/12/18	0.065	3,378,177	349,310	22.17	11.81
04/10/18	0.065	3,314,854	333,587	22.17	11.81
05/10/18	0.065	3,470,875	337,979	22.17	11.81
06/11/18	0.065	3,469,191	337,815	22.17	11.81
07/10/18	0.065	3,501,249	340,307	22.17	11.81
08/10/18	0.065	3,492,122	335,394	22.17	11.81
09/10/18	0.065	3,505,600	333,042	22.17	11.81
10/10/18	0.065	3,531,755	356,667	22.17	11.81
11/13/18	0.065	3,550,467	336,094	0.00	78.39
12/10/18	0.065	3,564,544	341,726	0.00	78.39

Distribution Payment Date to Common Shareholders	Amount of Distribution Per Share	Amount of Corresponding Reinvestment through Distribution Reinvestment and Cash Purchase Plan	Additional Shares of Common Stock Issued through Distribution Reinvestment and Cash Purchase Plan	Tax Character
				Return of Capital (%)	Qualified Dividends (%)
01/10/19	0.065	3,599,671	346,039	0.00	78.39
02/11/19	0.065	3,654,641	342,869	20.53	5.04
03/11/19	0.065	3,656,850	336,773	20.53	5.04
04/10/19	0.065	3,714,517	337,367	20.53	5.04
05/10/19	0.065	3,745,156	340,732	20.53	5.04
06/10/19	0.065	3,747,274	335,702	20.53	5.04
07/10/19	0.065	3,730,395	328,872	20.53	5.04
08/12/19	0.065	3,742,005	321,023	20.53	5.04
09/10/19	0.065	3,749,962	308,385	20.53	5.04
10/10/19	0.065	3,767,324	310,784	20.53	5.04
11/12/19	0.065	3,906,326	333,219	0.00	76.08
12/10/19	0.065	3,966,706	327,232	0.00	76.08
01/10/20	0.065	3,966,589	327,736	0.00	76.08
02/10/20	0.065	3,955,179	322,490	21.96	7.04
03/10/20	0.065	3,905,071	348,356	21.96	7.04
04/10/20	0.065	3,981,557	390,962	21.96	7.04
05/11/20	0.065	4,021,554	404,705	21.96	7.04
06/10/20	0.065	3,989,166	364,191	21.96	7.04
07/10/20	0.065	4,016,528	387,883	21.96	7.04
08/10/20	0.065	4,030,261	387,432	21.96	7.04
09/10/20	0.065	4,059,078	407,313	21.96	7.04
10/13/20	0.065	4,090,548	420,082	21.96	7.04
11/10/20	0.065	4,106,449	427,978	0.00	76.76
12/10/20	0.065	4,107,036	416,092	0.00	76.76
01/11/21	0.065	4,123,511	426,379	0.00	76.76

DIVIDEND/DISTRIBUTION REINVESTMENT AND CASH PURCHASE PLAN

DUC maintains a Dividend Reinvestment and Cash Purchase Plan and DNP maintains a Distribution Reinvestment and Cash Purchase Plan (each, a “Plan”). Under each Plan, shareholders may elect to have all dividends or distributions paid on their common stock automatically reinvested by Computershare Inc. (the “Agent”) as plan agent for shareholders, in additional shares of common stock of the Fund. Only registered shareholders may participate in the Plan. Each Plan permits a nominee, other than a depository, to participate on behalf of those beneficial owners for whom it is holding shares who elect to participate. However, some nominees may not permit a beneficial owner to participate without transferring the shares into the owner’s name. Shareholders who do not elect to participate in each Plan will receive all distributions in cash paid by check mailed directly to the shareholder (or, if the shareholder’s shares are held in street or other nominee name, then to such shareholder’s nominee) by the Agent as dividend disbursing agent. Registered shareholders may also elect to have cash dividends deposited directly into their bank accounts.

When a dividend or distribution is reinvested under each Plan, the number of shares of common stock equivalent to the cash dividend or distribution is determined as follows:

(i) If the current market price of the shares equals or exceeds their NAV, the Fund will issue new shares to the Plan at the greater of current NAV or 95% of the then current market price, without any per share fees (or equivalent purchase costs).

(ii) If the current market price of the shares is less than their NAV, the Agent will receive the distributions in cash and will purchase the reinvestment shares in the open market or in private purchases for the participants’ accounts. Each participant will pay a per share fee, (or equivalent purchase costs) incurred in connection with such purchases. Purchases are made through a broker selected by the Agent that may be an affiliate of the Agent. Shares are allocated to the accounts of the respective participants at the average price per share, plus per share fees paid by the Agent for all shares purchased by it in reinvestment of the distribution(s) paid on a particular day and in concurrent purchases of shares for voluntary additional share investment.

The time of valuation is the close of trading on the NYSE on the most recent day preceding the date of payment of the distribution on which that exchange is open for trading. As of that time, the Fund’s administrator compares the NAV per share as of the time of the close of trading on the NYSE, and determines which of the alternative procedures described above are to be followed.

The reinvestment shares are credited to the participant’s Plan account in each Fund’s stock records maintained by the Agent, including a fractional share to six decimal places. The Agent sends to each participant a written statement of all transactions in the participant’s share account, including information that the participant will need for income tax records. Shares held in the participant’s Plan account have full distribution and voting rights. Dividends or distributions paid on shares held in the participant’s Plan account will also be reinvested.

The cost of administering each Plan is borne by the respective Fund. There is no brokerage commission on shares issued directly by the respective Fund. However, participants do pay a per share fee incurred in connection with purchases by the Agent for reinvestment of distributions and voluntary cash payments.

The automatic reinvestment of dividends or distributions does not relieve participants of any income taxes that may be payable (or required to be withheld) on distributions.

Plan participants may purchase additional shares of common stock through each Plan by delivering to the Agent a check (or authorizing an electronic fund transfer) for at least $100, but not more than $5,000, in any month. The Agent will use such funds to purchase shares in the open market or in private transactions.

The purchase price of such shares may be more than or less than NAV per share. A Fund will not issue new shares or supply treasury shares for such voluntary additional share investment. Purchases will be made commencing with the time of the first distribution payment after receipt of the funds for additional purchases, and may be aggregated with purchases of shares for reinvestment of the distribution. Shares will be allocated to the accounts of participants purchasing additional shares at the weighted average price per share, plus a service charge imposed by the Agent and a per share fee paid by the Agent for all shares purchased by it, including for reinvestment of dividends or distributions. Funds sent to the Agent for voluntary additional share investment may be recalled by the participant by telephone, internet or written notice received by the Agent not later than two business days before the next distribution payment date. If for any reason a regular monthly distribution is not paid by a Fund, funds for voluntary additional share investment will be returned to the participant, unless the participant specifically directs that they continue to be held by the Agent for subsequent investment. Participants will not receive interest on voluntary additional funds held by the Agent pending investment.

A shareholder may leave each Plan at any time by telephone, Internet or written notice to the Agent. If your letter of termination is received by the Agent after the record date for a distribution, it may not be effective until the next distribution. Upon discontinuing your participation, you will have two choices (i) if you so request by telephone, through the Internet or in writing, the Agent will sell your shares and send you a check for the net proceeds after deducting the Agent’s sales fees (currently $5.00) and any per share fee (currently $0.04) or (ii) if you so request by telephone, through the Internet or in writing, you will receive from the Agent a certificate for the number of whole non-certificated shares in your share account, and a check in payment of the value of a fractional share, less applicable fees. If and when it should be determined that the only balance remaining in your Plan account is a fraction of a single share, your participation may be deemed to have terminated, and the Agent will mail you a check for the value of your fractional share less applicable fees, determined as in the case of other terminations.

A Fund may change, suspend or terminate its Plan at any time, and will promptly mail a notice of such action to the participants at their last address of record with the Agent.

For more information regarding, and an authorization form for, each Plan, please contact the Agent at 1-877-381-2537 for DNP or 1-866-221-1681 for DUC or on the Agent’s website, www.computershare.com/investor.

Information on each Plan is also available on each Fund’s respective website at www.dpimc.com/duc and www.dpimc.com/dnp.

DESCRIPTION OF THE FUNDS’ CAPITAL STOCK

The following is a brief description of the capital stock of the Funds. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the Fund’s charter, as amended and restated through the date hereof (the “Charter” with respect to each Fund), and bylaws, as amended and restated through the date hereof (the “Bylaws” with respect to each Fund). Each Fund’s Charter and Bylaws are each exhibits to the registration statement of which this Proxy Statement/Prospectus is a part.

Common Stock

All common stock offered by the Funds will be, upon issuance, duly authorized, fully paid and nonassessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. All common stock offered by the Funds will be of the same class and will have identical rights, as described below. All shares of common stock have equal rights to the payment of dividends and the distribution of assets upon liquidation.

DUC’s common stock is listed on the NYSE under the trading or “ticker” symbol “DUC” and DNP’s common stock is listed on the NYSE under the trading or “ticker” symbol “DNP.” Each Fund intends to hold annual meetings of shareholders so long as the common stock is listed on a national securities exchange and such meetings are required as a condition to such listing. Each Fund must continue to meet the NYSE requirements in order for the common stock to remain listed.

Unlike open-end funds, closed-end funds, like the Funds, do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional shares of common stock or sell shares of common stock already held, the shareholder may do so by trading on the NYSE through a broker or otherwise. Shares of closed-end funds may frequently trade on an exchange at prices lower than NAV.

The market value of each Fund’s common stock may be influenced by such factors as dividend levels (which are in turn affected by expenses), call protection, dividend stability, portfolio credit quality, NAV, relative demand for and supply of such common stock in the market, general market and economic conditions, and other factors beyond the control of the Funds. The Funds cannot assure you that each Fund’s common stock will trade at a price equal to or higher than NAV in the future. Each Fund’s common stock is designed primarily for long-term investors, and investors in common stock should not view a Fund as a vehicle for trading purposes. See “Repurchase of Fund Shares.”

Each outstanding share of a Fund’s common stock entitles the holder to one vote on all matters submitted to a vote of common shareholders, including the election of directors. Except as provided with respect to any other class or series, the common shareholders of the Funds will possess the exclusive voting power. There is no cumulative voting in the election of directors, which means that the holders of a majority of the outstanding shares of common stock can elect all of the directors then standing for election (other than Preferred Directors in the case of DNP), and the holders of the remaining shares of common stock will not be able to elect any directors.

Preferred Stock

Each Fund’s Charter provides that a Fund’s Board may classify and issue preferred stock with rights as determined by the Board, by action of the Board without the approval of the common shareholders. Common shareholders have no preemptive right to purchase any preferred stock that might be issued.

The Funds may elect to issue preferred stock as part of their respective leveraging strategy. DNP currently has the ability to issue leverage through the issuance of preferred stock, representing up to 50% of DNP’s total assets less liabilities and indebtedness of DNP (other than leverage consisting of preferred stock and other senior securities) immediately after the leverage is issued. DNP currently has $300 million aggregate liquidation preference of preferred stock outstanding in the form of four series of MRPS, which have terms as set forth in the Charter. The liquidation preference, voting rights and redemption provisions of the MRPS are summarized below. These summaries are qualified in their entirety by reference to the Charter.

Liquidation Preference

In the event of any voluntary or involuntary liquidation, dissolution or winding up of DNP, the holders of MRPS will be entitled to receive a preferential liquidating distribution, equal to $100,000 per share of MRPS plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to common shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of MRPS will not be entitled to any further participation in any distribution of assets by DNP.

Voting Rights

The 1940 Act requires that the holders of any preferred stock, voting separately as a single class, have the right to elect at least two directors of the Fund at all times. Currently, Geraldine M. McNamara and Robert J. Genetski are serving as the Preferred Directors of DNP. The remaining directors of DNP and all directors of DUC are elected by holders of common stock (in the case of DNP, voting separately as a single class). In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred stock have the right to elect a majority of the directors of DNP at any time that two full years of dividends on any preferred stock are unpaid. The 1940 Act also requires that, in addition to any approval by the shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred stock, voting separately as a class, would be required to: (i) adopt any plan of reorganization that would adversely affect the preferred stock and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in a Fund’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See “Certain Provisions of the Charter and By-Laws.” As a result of these voting rights, a Fund’s ability to take any such actions may be impeded. Except as otherwise indicated in this Proxy Statement/Prospectus and except as otherwise required by applicable law or the Charter, holders of DNP’s MRPS have equal voting rights with the holders of DNP Common Shares (one vote per share, unless otherwise required by the 1940 Act) and vote together with the holders of DNP Common Shares as a single class.

The affirmative vote of the holders of a majority of the outstanding MRPS of DNP, voting as a separate class, is required:

(i)	to amend, alter or repeal any of the preferences, rights or powers of holders of MRPS so as to affect materially and adversely such preferences, rights or powers

(ii)

to amend, alter or repeal any of the provisions of the charter or bylaws if such amendment, alteration or repeal would materially and adversely affect any privilege, preference, right or power of MRPS shares or the holder thereof or limit the ability of DNP to comply with the terms of the purchase agreement for the MRPS,

(iii)

to issue preferred stock that ranks equally or senior to the MRPS, to create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness, except the Fund may borrow and issue indebtedness as may be permitted by DNP’s investment restrictions or as may be permitted by the 1940 Act (subject to certain exclusions) or

(iv)	to liquidate or dissolve DNP.

The class vote of holders of DNP’s MRPS described above will in each case be in addition to any other vote required to authorize the action in question. Further, the affirmative vote of the holders of a majority of any series of outstanding MRPS, voting as a separate class, is required with respect to any matter that materially and adversely affects the rights, preferences or powers of such series in a manner different from that of other separate series of classes of DNP’s shares of capital stock or to issue preferred stock that ranks senior to the MRPS. This separate series vote described in the preceding sentence will in each case be in addition to any other vote required to authorize the action in question. DNP has the authority to issue additional shares of preferred stock, and the holders of such preferred stock could have similar or different voting rights to those of the holders of MRPS.

Redemption, Purchase and Sale of DNP’s Preferred Stock

The terms of DNP’s MRPS provide that: (i) DNP may redeem the MRPS at its option at the liquidation preference plus accrued and unpaid dividends and plus a make-whole premium; (ii) DNP is required to redeem the MRPS upon failure to maintain certain asset coverage tests; and (iii) DNP is required to redeem the MRPS on the term redemption date. The term redemption dates applicable to the four series of MRPS are April 1, 2021, April 1, 2024, April 1, 2021 and April 1, 2027 for Series B, C, D and E, respectively. Any redemption or purchase of preferred stock by DNP will reduce any leverage applicable to the common stock, while any issuance of additional preferred stock by DNP will increase that leverage.

CERTAIN PROVISIONS OF THE CHARTER AND BY-LAWS

Anti-Takeover Provisions in the Charter and the Bylaws

The provisions of each Fund’s Charter and Bylaws discussed below could have the effect of limiting the ability of other entities or persons to acquire control of a Fund, change the composition of the Board, remove incumbent management or effect major corporate changes. That, in turn, could have the effect of depriving holders of common stock of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of a Fund through a tender offer or similar transaction.

However, these anti-takeover provisions also offer a number of potential advantages. They are designed to discourage coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of a Fund to negotiate first with the Board regarding the price to be paid for the common stock and the continuity of a Fund’s investment objectives and policies. By so doing, they enhance a Fund’s ability to pursue long-term strategies that are consistent with its investment objectives. In addition, we believe there is a benefit to deterring hostile takeovers that could have the effect of increasing a Fund’s expenses and disrupting its normal operations. The Board has considered both the potential advantage and disadvantages of these anti-takeover provisions and has concluded that the potential benefits to the Funds and their respective shareholders outweigh the potential disadvantages.

Each Board is divided into three classes, each having a term of three years. At each annual meeting of shareholders, the term of one class will expire. This provision could delay for up to two years the replacement of a majority of the Board. A director may be removed from office with or without cause only by vote of the holders of at least 75% of the common stock or (in the case of DNP) the preferred stock, as the case may be, entitled to be voted on the matter.

Each Fund’s Charter requires the favorable vote of the holders of at least 75% of the common stock or (in the case of DNP) the preferred stock entitled to be voted on the matter, voting together as a single class, to approve, adopt or authorize the following:

•	a merger or consolidation of a Fund with another corporation,

•	a sale of all or substantially all of a Fund’s assets (other than in the regular course of a Fund’s investment activities), or

•	a liquidation or dissolution of a Fund,

unless such action has been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of directors fixed in accordance with the Bylaws, in which case the affirmative vote of the holders of a majority of the outstanding common stock and (in the case of DNP) preferred stock entitled to be voted on the matter, voting together as a single class, is required.

In addition, if a Fund has any preferred stock outstanding, the holders of a majority of the outstanding preferred stock, voting separately as a class, would be required under the 1940 Act to adopt any plan of reorganization that would adversely affect the holders of the preferred stock.

Finally, conversion of a Fund to an open-end investment company would require an amendment to the Charter. Such an amendment would require the favorable vote of the holders of at least 75% of the common stock and preferred stock entitled to be voted on the matter, voting together as a single class, unless such amendment has been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of directors fixed in accordance with the Bylaws, in which case the affirmative vote of the holders of a majority of the outstanding common stock and preferred stock entitled to be voted on the matter, voting together as a single class, would be required. Shareholders of an open-end investment company may require the company to redeem their common stock at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of a redemption. In addition, conversion to an open-end investment company would require redemption of all outstanding preferred stock.

The Board has determined that the 75% voting requirements described above, which are greater than the minimum requirements under Maryland law or the 1940 Act, are in the best interests of each Fund. Reference should be made to each Charter on file with the SEC for the full text of these provisions.

Each Fund’s Bylaws establish advance notice procedures for shareholder proposals to be brought before an annual meeting of shareholders, and for proposed nominations of candidates for election to the Board at an annual or special meeting of shareholders. Generally, such notices must be received by the Secretary of the Funds, in the case of an annual meeting, not less than 120 days prior to the date of a Fund’s proxy statement released to shareholders in connection with the preceding year’s annual meeting and, in the case of a special meeting called for the purpose of electing directors, not later than the close of business on the tenth day following the day on which notice of the date of the special meeting was mailed or public announcement of the date of the special meeting was made, whichever first occurs. Reference should be made to each Bylaws on file with the SEC for the detailed requirements of these advance notice procedures.

Anti-Takeover Provisions of Maryland Law

Maryland Business Combination Act

The provisions of the Maryland Business Combination Act (the “MBCA”) do not apply to a closed-end investment company, such as the Fund, unless it has affirmatively elected to be subject to the MBCA by a resolution of its board of directors. To date, the Funds have not made such an election but may make such an election under Maryland law at any time. Such election, however, could be subject to certain of the 1940 Act limitations discussed below under “Maryland Control Share Acquisition Act” and would not apply to any person who had become an interested stockholder (as defined below) before the time that the resolution was adopted.

Under the MBCA, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange, or, in circumstances specified in the MBCA, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns ten percent or more of the voting power of the corporation’s shares; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of ten percent or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under the MBCA if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined in the MBCA, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The MBCA permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder.

Maryland Control Share Acquisition Act

The provisions of the Maryland Control Share Acquisition Act (the “MCSAA”) do not apply to a closed-end investment company, such as the Fund, unless it has affirmatively elected to be subject to the MCSAA by a resolution of its board of directors. Effective on June 8, 2020, each Board has elected, by a resolution passed by the affirmative vote of all of the independent directors of each Fund, to “opt in” to the MCSAA. Such election, however, would be subject to the 1940 Act limitations discussed below and would not apply to any person who had become a holder of control shares (as defined below) before the time that the resolution was adopted.

The MCSAA provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third,

•	one-third or more but less than a majority, or

•	a majority or more of all voting power.

Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the MCSAA, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

Section 18(i) of the 1940 Act provides that “every share of stock . . . issued by a registered management company . . . shall be a voting stock and have equal voting rights with every other outstanding voting stock.” Therefore, the Fund is prevented by the 1940 Act from issuing a class of shares with voting rights that vary within that class. There are currently different views on whether or not the MCSAA conflicts with Section 18(i) of the 1940 Act. One view is that implementation of the MCSAA would conflict with the 1940 Act because it would deprive certain shares of their voting rights. Another view is that implementation of the MCSAA would not conflict with the 1940 Act because it would limit the voting rights of stockholders who choose to acquire shares of stock that put them within the specified percentages of ownership rather than limiting the voting rights of the shares themselves. In a May 27, 2020 statement, the staff of the SEC’s Division of Investment Management (the “Staff”) stated that it would not recommend enforcement action to the SEC against a closed-end fund under Section 18(i) of the 1940 Act for opting in to and triggering a control share statute if the decision to do so by the board of the fund was taken with reasonable care on a basis consistent with other applicable duties and laws and the duty to the fund and its shareholders generally. The Staff stated that it would expect any inquiry into the application of Section 18(i) to be based on the facts and circumstances and that any actions taken by a board of a fund, including with regard to control share statutes, should be examined in light of (1) the board’s fiduciary obligations to the fund, (2) applicable federal and state law provisions, and (3) the particular facts and circumstances surrounding the board’s action. In light of the foregoing, each Fund elected to “opt in” to the MCSAA effective June 8, 2020. Because each Fund “opted in” to the MCSAA on June 8, 2020, the MCSAA will only apply to “control shares” of the Funds acquired after that date.

Additionally, each Fund’s election to be subject to the MCSAA would not apply (a) to shares acquired in a merger, consolidation or share exchange if a Fund is a party to the transaction or (b) to shares if the acquisition of the shares as to specifically identified or unidentified existing or future stockholders (or their affiliates) has been approved or exempted by a provision in the Charter or Bylaws of the respective Fund and adopted at any time before the acquisition of the shares.

Maryland Unsolicited Takeovers Act

Subtitle 8 of Title 3 of the Maryland General Corporation Law permits a Maryland corporation with a class of equity securities registered under the 1934 Act and at least three independent directors to elect to be subject, by provision in its Charter or Bylaws or a resolution of its board of directors and notwithstanding any contrary provision in the Charter or Bylaws, to any or all of five provisions:

•	a classified board;

•	a two-thirds vote requirement for removing a director;

•	a requirement that the number of directors be fixed only by vote of directors;

•	a requirement that a vacancy on the board be filled only by the remaining directors and for the remainder of the full term of the class of directors in which the vacancy occurred; and

•	a majority requirement for the calling of a special meeting of stockholders.

A corporation may also adopt a charter provision or resolution of the board of directors that prohibits the corporation from electing to be subject to any or all of the provisions of Subtitle 8.

Each of these provisions is already applicable to the Funds by virtue of express provisions in their respective Charter or Bylaws, except that (i) each Charter requires a 75% vote rather than a two-thirds vote for the removal of directors; and (ii) each Bylaws require a 25% vote rather than a majority vote for the calling of special meetings of stockholders.

REPURCHASE OF FUND SHARES

Each Fund is a closed-end investment company, and as such its shareholders do not have the right to cause a Fund to redeem their common stock. Instead, liquidity will be provided through trading in the open market. Notice is hereby given in accordance with Section 23(c) of the 1940 Act that each Fund may purchase at market prices from time to time shares of its common stock in the open market but is under no obligation to do so.

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a holder of common stock that acquires, holds and/or disposes of common stock, and reflects provisions of the Code, existing Treasury regulations, judicial decisions, rulings published by the Internal Revenue Service (the “IRS”), and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative, judicial or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important federal income tax considerations generally applicable to investments in the Funds. For more detailed information regarding tax considerations, see the SAI. There may be other federal tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.

Taxation of the Fund

Each Fund has elected to be treated and expects to continue to qualify each year for taxation as a regulated investment company eligible for treatment under the provisions of Subchapter M of the Code. In order for a Fund to qualify as a regulated investment company, it must meet an income and asset diversification test each year. If a Fund so qualifies and satisfies certain distribution requirements, such Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends or capital gain distributions.

Taxation of Shareholders

Each Fund has in the past and intends to continue to make monthly distributions of net investment income after payment of dividends on any outstanding preferred stock or interest on any outstanding borrowings. Except with respect to qualifying dividends discussed below, such distributions generally will be taxable as ordinary income. Each Fund intends to distribute annually any net short-term capital gain (which is taxable as ordinary income) and any net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss). For U.S. federal income tax purposes, all dividends are generally taxable whether a shareholder takes them in cash or they are reinvested pursuant to each Plan in additional common stock. Distributions of each Fund’s net capital gains that are properly reported by such Fund (“capital gain dividends”), if any, are taxable to holders of common stock as long-term capital gains, regardless of the length of time the common stock has been held by such holders. Distributions, if any, in excess of each Fund’s current or accumulated earnings and profits will first reduce the adjusted tax basis of a holder’s common stock and, after that basis has been reduced to zero, will constitute capital gains to the holder (assuming the common stock is held as a capital asset). See below for a summary of the maximum tax rates applicable to capital gains (including capital gain dividends). A corporation that owns common stock generally will not be entitled to the dividends received deduction with respect to all the dividends it receives from a Fund. Fund dividend payments that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be designated by a Fund as being eligible for the dividends received deduction.

Certain income distributions paid by a Fund to individuals and other non-corporate taxpayers are taxed at rates equal to those applicable to net long-term capital gains (currently at a maximum rate of 20%). This tax treatment applies only if certain holding period and other requirements are satisfied by the holder of common stock and the dividends are attributable to qualified dividend income received by a Fund itself. For this purpose, “qualified dividend income” means dividends received by a Fund from United States corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. The Funds cannot assure you as to the portion of a Fund’s dividends that will be tax-advantaged.

A dividend paid by a Fund to a holder of common stock will not be treated as qualified dividend income of such holder if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or fewer than 90 days during the associated 181-day period, in the case of dividends attributable to periods in excess of 366 days paid with respect to preferred stock), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

The Funds will inform holders of their common stock of the source and tax status of all distributions promptly after the close of each calendar year.

Holders who sell their common stock will generally recognize gain or loss in an amount equal to the difference between the fair market value of the amount received and such holder’s adjusted tax basis in the common stock sold. If the common stock is held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less or (ii) 20% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain dividends). Any loss on a disposition of common stock held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to that common stock. For purposes of determining whether common stock has been held for six months or less, the holding period is suspended for any periods during which the holder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a disposition of common stock will be disallowed to the extent the common stock is replaced by other common stock within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the common stock (whether through the reinvestment of distributions, which could occur, for example, if the holder of common stock is a participant in the Plan or otherwise). In that event, the basis of the replacement common stock will be adjusted to reflect the disallowed loss.

An investor should be aware that, if common stock is purchased shortly before the record date for any taxable dividend (including a capital gain dividend), the purchase price likely will reflect the value of the dividend and the investor then would receive a taxable distribution likely to reduce the trading value of such common stock, in effect resulting in a taxable return of some of the purchase price.

Taxable distributions to individuals and certain other non-corporate holders of common stock who have not provided their correct taxpayer identification number and other required certifications, may be subject to “backup” federal income tax withholding at the fourth lowest rate of tax applicable to a single individual (currently, 24%). Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a holder of common stock may be refunded or credited against such holder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

The foregoing does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. Investors should consult their tax advisers regarding other federal, state, local or foreign tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

CUSTODIAN AND TRANSFER AGENT

The Bank of New York Mellon, 225 Liberty Street, New York, NY 10286, serves as custodian of each Fund’s assets pursuant to a custody agreement. The Bank of New York Mellon also serves as fund accounting agent to DNP, performing certain accounting services. State Street Corporation, One Lincoln Street, Boston, MA 02111, serves as fund accounting agent to DUC.

Computershare Inc., 250 Royall Street, Canton, MA 02021, serves as each Fund’s transfer agent.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 155 North Wacker Drive, Chicago, Illinois 60606, is the Funds’ independent registered public accounting firm (“auditors”). The auditors audit and report on the Funds’ annual financial statements, review certain regulatory reports and each Fund’s federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when pre-approved by the Funds’ Audit Committee and engaged to do so by the Funds.

LEGAL OPINIONS

The validity of the Funds’ common stock under Maryland law will be passed upon by McDermott Will & Emery LLP, New York, New York. Certain legal matters in connection with the offering of the common stock will be passed upon for the Fund by Mayer Brown LLP, Chicago, Illinois. Mayer Brown LLP may rely as to certain matters of Maryland law on the opinion of McDermott Will & Emery LLP. If certain legal matters in connection with an offering of securities are passed upon by counsel for the underwriters of such offering, that counsel will be named in the prospectus supplement related to that offering.

VOTING REQUIREMENTS AND OTHER INFORMATION

Communications with the Board by Shareholders and Other Interested Persons. The Board has adopted the following procedures for shareholders and other interested persons to send communications to the

Board. Shareholders and other interested persons may mail written communications to the full Board, to committees of the Board or to specified individual directors in care of the Secretary of the Fund, 200 S. Wacker Drive, Suite 500, Chicago, Illinois 60606. All such communications received by the Secretary will be forwarded promptly to the full Board, the relevant Board committee or the specified individual directors, as applicable, except that the Secretary may, in good faith, determine that a communication should not be so forwarded if it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders, or other matters relating to an investment in the Fund or is purely ministerial in nature. The Funds’ directors are encouraged to attend the annual meeting of shareholders. All of the individuals who were directors of the Funds at the time of the March 2020 annual meeting of the Funds’ shareholders were in attendance at that meeting.

Shareholder Proposals and Nominations. In order for any shareholder proposal or director nomination to be considered for inclusion in DUC’s proxy statement and form of proxy for the 2021 annual meeting of shareholders, such proposal or nomination must be received by the Secretary of the Funds no later than September 18, 2020. Under the circumstances described in, and upon compliance with, Rule 14a-4(c) under the 1934 Act, a Fund may solicit proxies in connection with the 2021 annual meeting which confer discretionary authority to vote on any shareholder proposals of which the Secretary of the Funds does not receive notice by December 2, 2020. Any notice of a shareholder proposal or director nomination must conform to the requirements in such Fund’s bylaws. Copies of the bylaws of the Funds may be requested from the Secretary of the Fund, 200 S. Wacker Drive, Suite 500, Chicago, Illinois 60606.

Solicitation of Proxies. Proxies will be solicited by mail. Proxies may be solicited by DUC personnel personally or by telephone, postal mail or electronic mail, but such persons will not be specially compensated for such services. DUC will inquire of any record holder known to be a broker, dealer, bank or other nominee as to whether other persons are the beneficial owners of shares held of record by such persons. If so, DUC will supply additional copies of solicitation materials for forwarding to beneficial owners, and will make reimbursement for reasonable out-of-pocket costs. In addition, DUC has retained Di Costa Partners LLC (“DCP”) to assist with solicitation of proxies. DUC anticipates that the cost of retaining DCP will be up to approximately $28,000, including reimbursement of reasonable out-of-pocket expenses. DCP anticipates that approximately 15 of its employees or other persons will be involved in soliciting shareholders of the Fund. In addition to solicitation services to be provided by DCP, DUC’s officers and employees of the Adviser (none of whom will receive additional compensation therefor) may solicit proxies by telephone, mail, e-mail and personal interviews. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by DUC for such out-of-pocket expenses. If you have questions about the Merger proposal described in this Proxy Statement/Prospectus or about voting procedures, please call DUC’s proxy solicitor, Di Costa Partners LLC, toll free at (833) 892-6624.

Further Information About Voting and the Special Meeting. A majority of the outstanding shares of DUC entitled to vote at the Special Meeting shall constitute a quorum for purposes of conducting business.

The Board has fixed the close of business on December 22, 2020 as the record date for the determination of shareholders of DUC entitled to notice of, and to vote at, the Special Meeting. Shareholders of DUC on that date will be entitled to one vote on each matter to be voted on for each share held.

Instructions regarding how to vote via telephone or the Internet are included on the accompanying proxy card. The required control number for Internet and telephone voting is printed on the accompanying proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, shares are voted in accordance with the proxy card bearing the latest date.

The Merger requires the approval of the holders of a majority of DUC’s outstanding shares. Pursuant to the Standstill Agreement, Karpus has agreed to vote all of its DUC Common Shares in favor of approval of the

Merger Agreement. Based on the most recent Schedule 13D/A filed by Karpus, Karpus owns approximately 38.04% of the DUC Common Shares outstanding as of the record date for the Special Meeting.

Shareholders may access the teleconference by calling either of the following two telephone numbers at 12:00 p.m., Central Time, on Monday, February 22, 2021:

U.S. and Canada dial-in number (toll-free): 1-833-640-7723

International dial-in number (caller-paid): 1-409-217-8170

The above two phone numbers will only be active for the date and time of the meeting.

All shares represented by properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If any other business is brought before the Special Meeting, your shares will be voted at the proxies’ discretion. If you sign the proxy card, but do not fill in a vote, your shares will be voted “FOR” the Merger proposal, in accordance with the recommendation of the Board.

Shareholders who execute proxy cards or record their voting instructions via telephone or the Internet may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Funds, by delivering a subsequently dated proxy (including via telephone or the Internet) prior to the date of the Special Meeting. Merely virtually attending the Special Meeting by audioconference, however, will not revoke a previously submitted proxy.

Annual Report. The Funds will provide without charge to any shareholder who so requests, a copy of each Fund’s annual report for each Fund’s most recently completed fiscal year. The annual reports for the Funds are available by calling Baird toll-free at (833) 604-3163 and are also available on each Fund’s respective web site at www.dpimc.com/duc and www.dpimc.com/dnp.

General. A list of shareholders of DUC entitled to be present and vote at the Special Meeting will be available at the offices of the Funds, 200 S. Wacker Drive, Suite 500, Chicago, Illinois 60606, for inspection by any shareholder during regular business hours for ten days prior to the date of the meeting.

Failure of a quorum of shareholders of DUC to be present at the Special Meeting will necessitate adjournment of the meeting and will give rise to additional expense.

EVERY DUC SHAREHOLDER VOTE IS IMPORTANT. WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING. BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

For the Board of Directors of the Fund,

WILLIAM J. RENAHAN Secretary and Vice President

January 19, 2021

EXHIBIT A

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”) is made as of November 23, 2020 by and between Duff & Phelps Utility and Corporate Bond Trust Inc., a diversified, closed-end management investment company incorporated under the laws of the State of Maryland (the “Target Fund”), and DNP Select Income Fund Inc., a diversified, closed-end management investment company incorporated under the laws of the State of Maryland (the “Acquiring Fund” and together with the Target Fund, the “Funds”).

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization will consist of the merger of the Target Fund with and into the Acquiring Fund (the “Merger”) in exchange for shares of common stock of the Acquired Fund (“Acquired Fund Shares”), deemed to be of equivalent value to the shares of Target Fund common stock, all upon the terms and conditions hereinafter set forth in this Agreement.

The Board of Directors of the Acquiring Fund, including a majority of those directors who are not “interested persons” of the Acquiring Fund, under the Maryland General Corporation Law (“MGCL”) and as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), has determined, with respect to the Acquiring Fund, that the merger of the Target Fund with and into the Acquiring Fund in exchange for Acquiring Fund Shares is in the best interests of the Acquiring Fund and its shareholders, and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction.

The Board of Directors of the Target Fund, including a majority of those directors who are not “interested persons” of the Target Fund, under the MGCL and as defined in the 1940 Act, has also determined, with respect to the Target Fund, that the merger of the Target Fund with and into the Acquiring Fund in exchange for Acquiring Fund Shares is in the best interests of the Target Fund and its shareholders and that the interests of the existing shareholders of the Target Fund would not be diluted as a result of this transaction.

In consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, the Target Fund and the Acquiring Fund hereby agree as follows.

1.	REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND.

The Acquiring Fund represents and warrants to, and agrees with, the Target Fund that:

(a)    The Acquiring Fund is duly organized as a corporation, validly existing and in good standing under the laws of the State of Maryland with power under its charter and bylaws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is now being conducted. The Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b)    The Acquiring Fund is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a diversified, closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect.

(c)    The Acquiring Fund has the corporate power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of the Acquiring Fund’s Board of Directors, and this Agreement constitutes a valid and binding contract of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(d)    The Acquiring Fund has provided or made available (including by electronic format) to the Target Fund the most recent audited annual financial statements of the Acquiring Fund, which have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”) consistently applied and have been audited by Ernst & Young LLP, the Acquiring Fund’s independent registered public accounting firm, and such statements fairly present the financial condition and the results of operations of the Acquiring Fund as of the respective dates indicated and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(e)    An unaudited statement of assets and liabilities of the Acquiring Fund and an unaudited schedule of investments of the Acquiring Fund, each as of the Valuation Time (as defined in Section 3(f) herein) (together, the “Acquiring Fund Closing Financial Statements”), will be provided or made available (including by electronic format) to the Target Fund, at or prior to the Closing Date (as defined in Section 7(a) herein), for the purpose of determining the number of Acquiring Fund Common Shares (as defined in Section 1(m) herein) to be issued to the Target Fund’s shareholders (the “Target Fund Shareholders”) pursuant to Section 3 of this Agreement; the Acquiring Fund Closing Financial Statements will fairly present the financial position of the Acquiring Fund as of the Valuation Time in conformity with US GAAP consistently applied.

(f)    There are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquiring Fund, threatened against it which assert liability on the part of the Acquiring Fund or which materially affect its financial condition or its ability to consummate the Merger. The Acquiring Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(g)    There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the N-14 Registration Statement (as defined in Section 1(k) herein) or that will not otherwise be disclosed to the Target Fund prior to the Valuation Time.

(h)    The Acquiring Fund is not obligated under any provision of its charter or bylaws, each as amended to the date hereof, and is not a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Merger.

(i)    The Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the Acquiring Fund’s Annual Report for the year ended October 31, 2019, those incurred since the date thereof in the ordinary course of its business as an investment company, and those incurred in connection with the Merger.

(j)    No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the Merger, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) or the rules of the New York Stock Exchange, each of which will have been obtained on or prior to the Closing Date.

(k)    The registration statement filed with the Securities and Exchange Commission (the “SEC”) by the Acquiring Fund on Form N-14, which includes the proxy statement of the Target Fund with respect to the transactions contemplated herein (the “Joint Proxy Statement/Prospectus”), and any supplement or amendment thereto or to the documents included or incorporated by reference therein (collectively, as so amended or supplemented, the “N-14 Registration Statement”), on its effective date and on the Closing Date, insofar as it relates to the Acquiring Fund, (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the N-14 Registration Statement.

(l)    The Acquiring Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(m)    The Acquiring Fund is authorized to issue 350,000,000 shares of common stock, par value $0.001 per share (the “Acquiring Fund Common Shares”). Each outstanding Acquiring Fund Common Share is fully paid and nonassessable, except as provided by the Acquiring Fund’s charter and bylaws, and has the voting rights provided by the Acquiring Fund’s charter and applicable law.

(n)    The books and records of the Acquiring Fund made available to the Target Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.

(o)    The Acquiring Fund Common Shares to be issued to the Target Fund Shareholders pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, except as provided by the Acquiring Fund’s charter or applicable law, and no Acquiring Fund Shareholder will have any preemptive right of subscription or purchase in respect thereof.

(p)    At or prior to the Closing Date, the Acquiring Fund Common Shares to be issued to the Target Fund Shareholders will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Funds presently are qualified, and there will be a sufficient number of such Acquiring Fund Common Shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(q)    At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory, board and shareholder approvals necessary to issue the Acquiring Fund Common Shares to the Target Fund Shareholders.

(r)    The Acquiring Fund has elected to qualify and has qualified as a regulated investment company (“RIC”) within the meaning of Section 851 of the Code for each of its taxable years commencing with the taxable year ended December 31, 1987, and the Acquiring Fund has satisfied the distribution requirements imposed by Section 852 of the Code to maintain RIC status for each such taxable year.

2.	REPRESENTATIONS AND WARRANTIES OF THE TARGET FUND.

The Target Fund represents and warrants to, and agrees with, the Acquiring Fund that:

(a)    The Target Fund is duly organized as a corporation, validly existing and in good standing under the laws of the State of Maryland with power under its charter and bylaws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is now being conducted. The Target Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b)    The Target Fund is duly registered under the 1940 Act as a diversified, closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(c)    The Target Fund has full power and authority to enter into and perform its obligations under this Agreement subject, in the case of consummation of the Merger, to the approval and adoption of this Agreement by the Target Fund Shareholders as described in Section 8(a) hereof. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of the Target Fund’s Board of Directors and this Agreement constitutes a valid and binding contract of the Target Fund enforceable against the Target Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(d)    The Target Fund has provided or made available (including by electronic format) to the Acquiring Fund the most recent audited annual financial statements of the Target Fund which have been prepared in accordance with US GAAP consistently applied and have been audited by Ernst & Young LLP, and such statements fairly present the financial condition and the results of operations of the Target Fund as of the respective dates indicated and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(e)    An unaudited statement of assets and liabilities of the Target Fund and an unaudited portfolio of investments of the Target Fund, each as of the Valuation Time (together, the “Target Fund Closing Financial Statements”), will be provided or made available (including by electronic format) to the Acquiring Fund at or prior to the Closing Date, for the purpose of determining the number of Acquiring Fund Common Shares to be issued to the Target Fund Shareholders pursuant to Section 3 of this Agreement; the Target Fund Closing Financial Statements will fairly present the financial position of the Target Fund as of the Valuation Time in conformity with US GAAP consistently applied.

(f)    There are no material legal, administrative or other proceedings pending or, to the knowledge of the Target Fund, threatened against it which assert liability on the part of the Target Fund or which materially affect its financial condition or its ability to consummate the Merger. The Target Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(g)    There are no material contracts outstanding to which the Target Fund is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to the Acquiring Fund prior to the Valuation Time.

(h)    The Target Fund is not obligated under any provision of its charter or bylaws, each as amended to the date hereof, and is not a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Merger.

(i)    The Target Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the Target Fund’s Annual Report for the year ended October 31, 2019, those incurred since the date thereof in the ordinary course of its business as an investment company and those incurred in connection with the Merger.

(j)    At both the Valuation Time and the Closing Date, the Target Fund will have full right, power and authority to sell, assign, transfer and deliver the Target Fund Investments. As used in this Agreement, the term “Target Fund Investments” shall mean (i) the investments of the Target Fund shown on the schedule of its investments as of the Valuation Time furnished to the Acquiring Fund; and (ii) all other assets owned by the Target Fund or liabilities incurred as of the Valuation Time. At the Closing Date, subject only to the obligation to deliver the Target Fund Investments as contemplated by this Agreement, the Target Fund will have good and marketable title to all of such the Target Fund Investments, and the Acquiring Fund will acquire all of the Target Fund Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Target Fund Investments or materially affect title thereto).

(k)    No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the Merger, except such as may be required under the 1933 Act, the 1934 Act and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) or the rules of the New York Stock Exchange, each of which will have been obtained on or prior to the Closing Date.

(l)    The N-14 Registration Statement, on its effective date, at the time of the Target Fund Shareholders’ meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Target Fund (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Target Fund for use in the N-14 Registration Statement.

(m)    The Target Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Target Fund have been adequately provided for on its books, and no tax deficiency or liability of the Target Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(n)    The Target Fund is authorized to issue 599,992,400 shares of common stock, par value $0.01 per share (the “Target Fund Common Shares”). Each outstanding Target Fund Common Share is fully paid and nonassessable, except as provided by the Target Fund’s charter, and has the voting rights provided by the Target Fund’s charter and applicable law.

(o)    All of the issued and outstanding Target Fund Common Shares were offered for sale and sold in conformity with all applicable federal and state securities laws.

(p)    The books and records of the Target Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Target Fund.

(q)    The Target Fund has elected to qualify and has qualified as a RIC within the meaning of Section 851 of the Code for each of its taxable years commencing with the taxable year ended December 31, 1993, and the Target Fund has satisfied the distribution requirements imposed by Section 852 of the Code to maintain RIC status for each such taxable year.

(r)    On or prior to the Closing Date, the Target Fund will provide or make available (including by electronic format) to the Acquiring Fund a schedule identifying all Target Fund Investments that, if sold in a taxable disposition immediately prior to the Closing, would be subject to tax on built-in gains pursuant to Treasury Regulation Section 1.337(d)-7.

3.	THE MERGER.

(a)    Subject to receiving the requisite approvals of the Target Fund Shareholders, and to the other terms and conditions contained herein, and in accordance with the MGCL, at the Effective Time (as defined in Section 3(b)) the Target Fund shall be merged with and into the Acquiring Fund, the separate existence of the Target Fund as a Maryland corporation shall cease and the Acquiring Fund shall continue as the surviving entity following the Merger. The existence of the Acquiring Fund shall continue unaffected and unimpaired by the Merger and it shall be governed by the MGCL.

(b)    Upon the terms and subject to the conditions of this Agreement, on the Closing Date, the parties shall cause the Merger to be consummated by filing articles of merger (the “Articles of Merger”) with the State Department of Assessments and Taxation of the State of Maryland (the “SDAT”) in accordance with the MGCL. The Merger shall become effective at such time as the Articles of Merger are duly filed with the Secretary of State of the State of Maryland, or at such subsequent date or time as the Funds shall agree and specify in the Articles of Merger (the “Effective Time”).

(c)    At the Effective Time, the effect of the Merger shall be as provided in the applicable provisions of the MGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, except as otherwise provided herein, all the property, rights, privileges, powers and franchises of the Target Fund shall vest in the Acquiring Fund, and all debts, liabilities, obligations, restrictions, disabilities and duties of the Target Fund shall become the debts, liabilities, obligations, restrictions, disabilities and duties of the Acquiring Fund.

(d)    Prior to the Closing Date, the Target Fund shall declare a dividend or dividends which have a record date prior to the Closing Date and which, together with all such previous dividends, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), (ii) all of its net capital gain, if any, recognized to and including the Closing Date and (iii) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the period to and including the Closing Date. The Acquiring Fund may pay amounts in respect of such distributions (“UNII Distributions”) as an agent on behalf of the Target Fund to the Target Fund Shareholders entitled to receive such UNII Distributions after the Closing Date out of cash or other short-term liquid assets maturing prior to the payment date of the UNII Distributions acquired from the Target Fund in the Merger, segregated for this purpose and maintained in an amount at least equal to the remaining payment obligations in respect of the UNII Distributions.

(e)    Pursuant to this Agreement, as soon as practicable, and in no event more than 48 hours, exclusive of Sundays and holidays, after the Closing Date, the Acquiring Fund will issue and deliver Acquiring Fund Common Shares to the Target Fund Shareholders in exchange for their Target Fund Common Shares. Such delivery shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the names of and in the amounts due to the Target Fund Shareholders based on their respective holdings in the Target Fund as of the Valuation Time.

(f)    The Valuation Time shall be at the close of business of the New York Stock Exchange on the business day immediately preceding the Closing Date, or such earlier or later day and time as may be mutually agreed upon in writing by the Funds (the “Valuation Time”).

(g)    The Target Fund and the Acquiring Fund covenant and agree to dispose of certain assets prior to the Closing Date, but only if and to the extent necessary, so that at Closing, when the Target Fund’s assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions. Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any portion of its assets if, in the reasonable judgment of the Target Fund’s Board of Directors or officers, such disposition would create more than an insignificant risk that the Merger would not be treated as a “reorganization” described in Section 368(a) of the Code.

(h)    For U.S. federal income tax purposes, the parties to this Agreement intend that (i) the Merger qualify as a reorganization within the meaning of Section 368(a) of the Code, (ii) this Agreement constitute a plan of reorganization within the meaning of U.S. Treasury Regulations Section 1.368-2(g), and (iii) the parties to this Agreement will each be a party to such reorganization within the meaning of Section 368(b) of the Code.

4.	ISSUANCE AND VALUATION OF ACQUIRING FUND COMMON SHARES IN THE MERGER.

(a)    Acquiring Fund Common Shares of an aggregate net asset value equal to the aggregate net asset value of the Target Fund Common Shares shall be issued by the Acquiring Fund to the Target Fund Shareholders in exchange for all of the Target Fund Common Shares. The aggregate net asset value of such shares shall be determined as set forth below.

(b)    The net asset value of the Acquiring Fund and the Target Fund shall be determined as of the Valuation Time in accordance with the regular procedures of the Acquiring Fund, and no formula will be used to adjust the net asset value so determined of any Fund to take into account differences in realized and unrealized gains and losses.

Such valuation and determination shall be made by the Acquiring Fund in cooperation with the Target Fund and shall be confirmed in writing by the Acquiring Fund to the Target Fund. The net asset value per share of the Acquiring Fund Common Shares shall be determined in accordance with such procedures and the Acquiring Fund shall certify the computations involved.

For purposes of determining the net asset value per share of Target Fund Common Shares and the Acquiring Fund Common Shares, the value of the securities held by the applicable Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) shall be divided by the total number of Target Fund Common Shares or Acquiring Fund Common Shares, as the case may be, outstanding at such time.

(c)    The Acquiring Fund shall issue to the Target Fund Shareholders book entry interests for the Acquiring Fund Common Shares registered in the name of each such holder of Target Fund Common Shares on the basis of each such holder’s proportionate interest in the aggregate net asset value of the Target Fund Common Shares. With respect to any Target Fund Shareholders holding certificates evidencing ownership of Target Fund Common Shares as of the Closing Date, and subject to the Acquiring Fund being informed thereof in writing by the Target Fund, the Acquiring Fund will not permit such Target Fund Shareholder to receive new book entry interests of the Acquiring Fund Common Shares, until notified by the Target Fund or its agent that such shareholder has surrendered his or her outstanding certificates evidencing ownership of Target Fund Common

Shares or, in the event of lost certificates, posted adequate bond. The Target Fund, at its own expense, will request its Target Fund Shareholders to surrender their outstanding certificates evidencing ownership of Target Fund Common Shares or post adequate bond therefor.

(d)    No fractional shares of Acquiring Fund Common Shares will be issued to holders of Target Fund Common Shares unless such shares are held in a dividend reinvestment plan account. In lieu thereof, the Acquiring Fund’s transfer agent will aggregate all fractional Acquiring Fund Common Shares to be issued in connection with the Merger (other than those issued to a dividend reinvestment plan account) and sell the resulting full shares on the New York Stock Exchange at the current market price for Acquiring Fund Common Shares for the account of all holders of such fractional interests, and each such holder will receive such holder’s pro rata share of the proceeds of such sale upon surrender of such holder’s certificates representing Acquiring Fund Common Shares.

5.	PAYMENT OF EXPENSES.

(a)    The Target Fund will bear all expenses incurred in connection with the Merger, including but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board of Directors, expenses incurred in connection with the preparation of this Agreement, the preparation and filing of any documents required by such Fund’s state of organization, the preparation and filing of the N-14 Registration Statement with the SEC, the printing and distribution of the Joint Proxy Statement/Prospectus and any other materials required to be distributed to shareholders, all SEC, state securities commission and SDAT filing fees and legal and audit fees in connection with the Merger, legal fees incurred preparing each Fund’s board materials, attending each Fund’s board meetings and preparing the minutes, audit fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Merger. Neither the Funds nor the investment adviser will pay any expenses of shareholders arising out of or in connection with the Merger.

(b)    If for any reason the Merger is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages, and the Target Fund shall be responsible for all expenses incurred in connection with the Merger.

6.	COVENANTS OF THE FUNDS.

(a)    COVENANTS OF EACH FUND.

(i)    Each Fund covenants to operate its business as presently conducted between the date hereof and the Closing Date.

(ii)    Each Fund agrees that by the Closing Date all of its U.S. federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.

(iii)    The intention of the parties is that the transaction contemplated by this Agreement will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. Neither the Acquiring Fund nor the Target Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Mayer Brown LLP (“Mayer Brown”), counsel to the Funds, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Mayer Brown).

(iv)    In connection with this covenant, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund agrees to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Target Fund for each of such Fund’s taxable periods ending on or before the Closing Date.

(v)    The Target Fund and the Acquiring Fund shall use reasonable efforts to obtain all requisite consents and approvals necessary to consummate the Merger.

(b)    COVENANTS OF THE ACQUIRING FUND.

(i)    The Acquiring Fund will file the N-14 Registration Statement with the SEC and will use its best efforts to provide for the N-14 Registration Statement to become effective as promptly as practicable. Each Fund agrees to cooperate fully with the other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and the state securities laws.

(ii)    The Acquiring Fund has no plan or intention to sell or otherwise dispose of the Target Fund Investments, except for dispositions made in the ordinary course of business.

(iii)    Following the consummation of the Merger, the Acquiring Fund will continue its business as a diversified, closed-end management investment company registered under the 1940 Act.

(iv)    The Acquiring Fund will use reasonable efforts to cause the Acquiring Fund Common Shares to be issued in the Merger to be approved for listing on the New York Stock Exchange prior to the Closing Date.

(c)    COVENANTS OF THE TARGET FUND.

(i)    The Target Fund agrees to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the Joint Proxy Statement/Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(ii)    The Target Fund agrees that on and after the Closing Date it shall not conduct any business except in connection with its termination.

(iii)    The Target Fund undertakes that if the Merger is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Target Fund has ceased to be a registered investment company.

7.	CLOSING DATE.

(a)    The closing of the Merger (the “Closing”) shall occur prior to the opening of the New York Stock Exchange at the offices of DNP Select Income Fund Inc., 200 S. Wacker Drive, Suite 500, Chicago, Illinois 60606, or at such other time or location as may be mutually agreed to by the Funds, on the next full business day following the Valuation Time to occur after the satisfaction or waiver of all of the conditions set forth in Sections 8 and 9 of this Agreement (other than the conditions that relate to actions to be taken, or documents to be delivered at the Closing, it being understood that the occurrence of the Closing shall remain subject to the satisfaction or waiver of such conditions at Closing), or at such other time and date as may be mutually agreed to by the Funds (such date, the “Closing Date”).

(b)    As soon as practicable after the close of business on the Closing Date, the Target Fund shall deliver or make available to (including by electronic format) the Acquiring Fund a list of the names and addresses of all of the Target Fund Shareholders of record on the Closing Date and the number of Target Fund Common Shares owned by each such Target Fund Shareholder, certified to the best of its knowledge and belief by the transfer agent for the Target Fund Common Shares or by the Target Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, or Secretary or any Assistant Secretary.

8.	CONDITIONS OF THE TARGET FUND.

The obligations of the Target Fund hereunder shall be subject to the following conditions:

(a)    That:

(i)    the Board of Directors of the Target Fund, including a majority of the members of the Board of Directors who are not “interested persons” (as defined in the 1940 Act) of the Target Fund or the Acquiring Fund, determines that participation in the Merger is in the best interests of the Target Fund, and the interests of the Target Fund’s existing shareholders will not be diluted as a result of the Merger;

(ii)    this Agreement shall have been approved by a majority of the members of the Board of Directors of the Target Fund; and

(iii)    this Agreement shall have been approved by the affirmative vote of the holders of a majority of the Target Fund Common Shares entitled to be cast on the matter.

(b)    That the Acquiring Fund shall have delivered (including in electronic format) to the Target Fund (i) a copy of the resolutions approving this Agreement and the issuance of additional Acquiring Fund Common Shares in connection with the Merger adopted by the Board of Directors of the Acquiring Fund and (ii) a certificate certifying that the Acquiring Fund has received all requisite consents and approvals necessary to consummate the Merger, each certified by the Acquiring Fund’s Secretary.

(c)    That the Acquiring Fund shall have furnished to the Target Fund a certificate signed by the Acquiring Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d)    That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e)    That the Target Fund shall have received the opinion of counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund, that substantively provides the following:

(i)    based solely on its review of a certificate, and a bring-down verification thereof, dated as of the Closing Date, from the Secretary of State of the State of Maryland with respect to the Acquiring Fund’s existence and good standing in the State of Maryland, the Acquiring Fund is duly formed and is validly existing and in good standing under the MGCL;

(ii)    the Acquiring Fund has the corporate power and authority to execute, deliver and perform all of its obligations under this Agreement under the MGCL;

(iii)    this Agreement has been duly authorized, executed and delivered by all requisite corporate action on the part of the Acquiring Fund under the MGCL;

(iv)    this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms under the laws of the State of Maryland;

(v)    neither the execution and delivery by the Acquiring Fund of this Agreement nor the performance by the Acquiring Fund of its obligations under this Agreement (A) conflicts with the charter or bylaws of the Acquiring Fund; (B) constitutes a material violation of, or a default under, any material contract, agreement, instrument or other document pertaining to, or material to the business or financial condition of, the Acquiring Fund; (C) contravenes any material judgment, order or decree of courts or other governmental authorities or arbitrators that are material to the business or financial condition of the Acquiring Fund; (D) violates any law, rule or regulation of the State of Maryland or the United States of America; or (E) violates the 1940 Act (excluding the anti-fraud provisions of the 1940 Act);

(vi)    neither the execution and delivery by the Acquiring Fund of this Agreement nor the enforceability of this Agreement against the Acquiring Fund requires the consent, approval, licensing or authorization of, or any filing, recording or registration with, any governmental authority under: (A) any law, rule or regulation of the State of Maryland of the United States of America, except for those consents, approvals, licenses and authorizations already obtained and those filings, recordings and registrations already made, or (B) the 1940 Act (excluding the anti-fraud provisions of the 1940 Act), except for those consents, approvals, licenses and authorizations already obtained and those filings, recordings and registrations already made; and

(vii)    the issuance of the Acquiring Fund Common Shares has been duly authorized by all requisite corporate action on the part of the Acquiring Fund under the MGCL, and when the Acquiring Fund Common Shares have been issued and delivered in accordance with the terms of the Agreement and entered into the share record books of the Acquiring Fund, the Acquiring Fund Common Shares will be validly issued and fully paid and, under the MGCL, the Target Fund Shareholders will have no obligation to make further payments for the Acquiring Fund Common Shares or contributions to the Acquiring Fund solely by reason of their ownership of the Acquiring Fund Common Shares (except as otherwise provided in the charter of the Acquiring Fund).

(f)    That the Target Fund shall have obtained an opinion from Mayer Brown, counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund, that the Merger will be treated as a reorganization as described in Section 368(a) of the Code.

(g)    That all proceedings taken by the Acquiring Fund and its counsel in connection with the Merger and all documents incidental thereto shall be satisfactory in form and substance to the Target Fund.

(h)    That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund, be contemplated by the SEC.

9.	CONDITIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

(a)    That:

(i)    the Board of Directors of the Acquiring Fund, including a majority of the members of the Board of Directors who are not “interested persons” (as defined in the 1940 Act) of the Target Fund or the Acquiring Fund, determines that participation in the Merger is in the best interests of the Acquiring Fund, and the interests of the Acquiring Fund’s existing shareholders will not be diluted as a result of the Merger; and

(ii)    this Agreement shall have been approved by a majority of the members of the Board of Directors of the Acquiring Fund.

(b)    That the Target Fund shall have delivered (including in electronic format) to the Acquiring Fund (i) a copy of the resolutions approving this Agreement adopted by the Board of Directors of the Target Fund, (ii) a certificate setting forth the vote of the Target Fund Shareholders approving the Merger and (iii) a certificate certifying that the Target Fund has received all requisite consents and approvals necessary to consummate the Merger, each certified by the Target Fund’s Secretary.

(c)    That the Target Fund shall have provided or made available (including by electronic format) to the Acquiring Fund the Target Fund Closing Financial Statements, together with a schedule of the Target Fund’s investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Target Fund’s behalf by its Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, and a certificate signed by Target Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Target Fund since the date of the Target Fund’s most recent Annual Report or Semi-Annual Report, as applicable, other than changes in the Target Fund Investments since that date or changes in the market value of the Target Fund Investments.

(d)    That the Target Fund shall have furnished to the Acquiring Fund a certificate signed by the Target Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of the Target Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Target Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(e)    That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(f)    That the Acquiring Fund shall have received the opinion of counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that substantively provides the following:

(i)    based solely on its review of a certificate, and a bring-down verification thereof, dated as of the Closing Date, from the Secretary of State of the State of Maryland with respect to the Target Fund’s existence and good standing in the State of Maryland, the Target Fund is duly formed and is validly existing and in good standing under the MGCL;

(ii)    the Target Fund has the corporate power and authority to execute, deliver and perform all of its obligations under this Agreement under the MGCL;

(iii)    this Agreement has been duly authorized, executed and delivered by all requisite corporate action on the part of the Target Fund under the MGCL;

(iv)    this Agreement constitutes a valid and binding obligation of the Target Fund, enforceable against the Target Fund in accordance with its terms under the laws of the State of Maryland;

(v)    neither the execution and delivery by the Target Fund of this Agreement nor the performance by the Target Fund of its obligations under this Agreement (A) conflicts with the charter or bylaws of the Target Fund; (B) constitutes a material violation of, or a default under, any material contract, agreement, instrument or other document pertaining to, or material to the business or financial condition of, the Target Fund; (C) contravenes any material judgment, order or decree of courts or other governmental authorities or arbitrators that are material to the business or financial condition of the Target Fund; (D) violates any law, rule or regulation of the State of Maryland or the United States of America; or (E) violates the 1940 Act (excluding the anti-fraud provisions of the 1940 Act); and

(vi)    neither the execution and delivery by the Target Fund of this Agreement nor the enforceability of this Agreement against the Target Fund requires the consent, approval, licensing or authorization of, or any filing, recording or registration with, any governmental authority under: (A) any law, rule or regulation of the State of Maryland of the United States of America, except for those consents, approvals, licenses and authorizations already obtained and those filings, recordings and registrations already made, or (B) the 1940 Act (excluding the anti-fraud provisions of the 1940 Act), except for those consents, approvals, licenses and authorizations already obtained and those filings, recordings and registrations already made.

(g)    That the Acquiring Fund shall have obtained an opinion from Mayer Brown, counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that the Merger will be treated as a reorganization as described in Section 368(a) of the Code.

(h)    That all proceedings taken by the Target Fund and its counsel in connection with the Merger and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

(i)    That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Target Fund, be contemplated by the SEC.

(j)    That prior to the Closing Date, the Target Fund shall have declared a dividend or dividends which have a record date prior to the Closing Date and which, together with all such previous dividends, shall have the effect of distributing to its shareholders (A) all of its investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), (B) all of its net capital gain, if any, recognized to and including the Closing Date and (C) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the period to and including the Closing Date. The Acquiring Fund may pay amounts in respect of such UNII Distributions as an agent on behalf of the Target Fund to the Target Fund Shareholders entitled to receive such UNII Distributions after the Closing Date out of cash or other short-term liquid assets maturing prior to the payment date of the UNII Distributions acquired from the Target Fund in the Merger, segregated for this purpose and maintained in an amount at least equal to the remaining payment obligations in respect of the UNII Distributions.

10.	TERMINATION, POSTPONEMENT AND WAIVERS.

(a)    Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Merger abandoned at any time (whether before or after adoption thereof by the shareholders of the Target Fund) prior to the Closing Date, or the Closing Date may be postponed, (i) by mutual consent of the respective Boards of Directors of the Acquiring Fund and the Target Fund; (ii) by the Board of Directors of the Target Fund if any condition of Target Fund’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board of Directors; (iii) by the Board of Directors of the Acquiring Fund if any condition of the Acquiring Fund’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board of Directors; and (iv) by either party if the Closing shall not have occurred on or before May 23, 2021, unless such date is extended by mutual agreement of the parties.

(b)    In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of any Fund or its respective directors, officers, agents or shareholders in respect of this Agreement other than with respect to Section 11 and payment by each Fund of its respective expenses incurred in connection with the Merger.

(c)    At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of Directors of the Acquiring Fund or the Target Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board of Directors after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of their respective Fund, on behalf of which such action is taken.

(d)    The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Merger, and neither the Funds, nor any of their respective officers, directors, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, director, agent or shareholder of either of the Funds against any liability to the entity for which that officer, director, agent or shareholder so acts or to its shareholders, to which that officer, director, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties in the conduct of such office.

(e)    If any order or orders of the SEC with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Board of Directors of the Acquiring Fund and the Target Fund to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the Target Fund Shareholders unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Common Shares to be issued to the Target Fund Shareholders, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the Target Fund Shareholders prior to the meeting at which the Merger shall have been approved, this Agreement shall not be consummated and shall terminate unless the Target Fund promptly shall call a special meeting of the Target Fund Shareholders at which such conditions so imposed shall be submitted for approval.

11.	INDEMNIFICATION.

(a)    Each party (an “Indemnitor”) shall indemnify and hold the other and its officers, directors, agents and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys’ fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor; provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

(b)    The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor. At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain indemnitor’s prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep the Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12.	OTHER MATTERS.

(a)    Neither the Acquiring Fund nor the Target Fund has made any representation, warranty or covenant not set forth herein; this Agreement constitutes the entire agreement between the parties.

(b)    The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

(c)    All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(d)    All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Fund shall be addressed to Duff & Phelps Utility and Corporate Bond Trust Inc., 200 S. Wacker Drive, Suite 500, Chicago, Illinois 60606, Attention: Daniel J. Petrisko, Senior Vice President of the Target Fund, or at such other address as the Target Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to DNP Select Income Fund Inc., 200 S. Wacker Drive, Suite 500, Chicago, Illinois 60606, Attention: Daniel J. Petrisko, Senior Vice President of the Acquiring Fund, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Target Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

(e)    This Agreement supersedes all previous correspondence and oral communications between the Funds regarding the Merger, constitutes the only understanding with respect to the Merger, may not be changed except by a letter of agreement signed by each Fund and shall be governed by and construed in accordance with the laws of the State of Maryland applicable to agreements made and to be performed in said state.

(f)    This Agreement may be amended or modified by the parties hereto prior to the Closing Date, by action taken or authorized by their respective Boards of Directors, as applicable, at any time before or after adoption of this Agreement and approval of the Merger by the Target Fund Shareholders, but, after any such adoption and approval, no amendment or modification shall be made which by law requires further approval by such shareholders without such further approval. This Agreement may not be amended or modified except by an instrument in writing signed on behalf of each of the Funds.

(g)    This Agreement is not intended to confer upon any person other than the parties hereto (or their respective successors and assigns) any rights, remedies, obligations or liabilities hereunder. If any provision of this Agreement shall be held or made invalid by statute rule, regulation, decision of a tribunal or otherwise, the remainder of this Agreement shall not be affected thereby and, to such extent, the provisions of this Agreement shall be deemed severable provided that this Agreement shall be deemed modified to give effect to the fullest extent permitted under applicable law to the intentions of the party as reflected by this Agreement prior to the invalidity of such provision.

(h)    It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of their respective directors, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the respective Fund. The execution and delivery of this Agreement has been authorized by the Boards of Directors of each of the Acquiring Fund and the Target Fund and signed by an authorized officer of each of the Acquiring Fund and the Target Fund, acting as such, and neither such authorization by such Board of Directors nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of each Fund.

(i)    The Section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(j)    This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

By:	/s/ Daniel J. Petrisko

Name:	Daniel J. Petrisko
Title:	Senior Vice President

DNP SELECT INCOME FUND INC.
By:	/s/ Daniel J. Petrisko

Name:	Daniel J. Petrisko
Title:	Senior Vice President

[Signature Page to the Agreement and Plan of Merger]

STATEMENT OF ADDITIONAL INFORMATION

Relating to the Merger of

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

with and into

DNP SELECT INCOME FUND INC.

200 South Wacker Drive, Suite 500

Chicago, Illinois 60606

(312) 263-2610

DATED: January 19, 2021

This Statement of Additional Information (the “SAI”), which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated January 19, 2021, relating specifically to the proposed merger of Duff & Phelps Utility and Corporate Bond Trust Inc. (“DUC”) with and into DNP Select Income Fund Inc. (“DNP” and, together with DUC, the “Funds” and each a “Fund”), in accordance with the Maryland General Corporation Law (the “Merger”). To obtain a copy of the Proxy Statement/Prospectus, please call the Funds at 1-800-338-8214. You may also obtain a copy of the prospectus on the Securities and Exchange Commission’s (the “SEC”) web site at www.sec.gov.

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

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INVESTMENT POLICIES

The following information supplements the discussion of DNP’s investment policies contained in the Proxy Statement/Prospectus.

Portfolio Contents

The investments of DNP are diversified not only in terms of issuers but also in terms of types of securities, since DNP may invest in fixed income securities, such as bonds and preferred stocks, as well as common stocks, convertible securities and securities of real estate investment trusts and MLPs. DNP may invest in the securities of domestic and foreign issuers as well as in securities of companies of any market capitalization, including small and mid-cap stocks. DNP may vary the percentage of assets invested in any one type of security based upon the Investment Adviser’s evaluation as to the appropriate portfolio structure for achieving DNP’s investment objectives under prevailing market, economic and financial conditions. DNP’s portfolio is composed principally of the following investments. Additional information regarding DNP’s investment policies, restrictions and portfolio investments is contained in the SAI.

Common Stocks

Common stock represents an equity ownership interest in an issuer. DNP will have substantial exposure to common stocks. Although common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by DNP. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which DNP has exposure. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

Preferred Stocks

Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock typically does not usually have voting rights. Preferred stock in some instances is convertible into common stock.

Although they are equity securities, preferred stocks have certain characteristics of both debt and common stock. They are debt-like in that their promised income is usually contractually fixed. They are common stock-like in that they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Furthermore, they have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

In order to be payable, dividends on preferred stock must be declared by the issuer’s board of directors or trustees. In addition, distributions on preferred stock may be subject to deferral and thus may not be automatically payable. Income payments on some preferred stocks are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or trustees or otherwise made payable. Other preferred stocks are non-cumulative, meaning that skipped dividends and distributions do not continue to accrue. We cannot assure you that dividends on preferred stocks in which DNP invests will be declared or otherwise made payable. DNP may invest in non-cumulative preferred stock, although the Investment Adviser would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

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Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers’ industries or sectors. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates and in the dividends received deduction or the characterization of dividends as qualified dividend income eligible for a reduced federal income tax rate.

Because the claim on an issuer’s earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, DNP’s holdings of higher dividend-paying preferred stocks may be reduced and DNP may be unable to acquire securities paying comparable rates with the redemption proceeds.

MLPs

MLPs are entities that are structured as limited partnerships or limited liability companies and are generally treated as partnerships and not as corporations for federal income tax purposes. The units for these entities are listed and traded on a U.S. securities exchange. To qualify as a partnership for federal income tax purposes, the entity must receive at least 90% of its annual gross income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include natural resource-based activities such as the exploration, development, mining, production, processing, refining, transportation and marketing of mineral or natural resources. Limited partnerships have two classes of interests: general partner interests and limited partner interests. The general partner typically controls the operations and management of the partnership through an equity interest in the partnership (typically up to 2% of total equity). Limited partners own the remainder of the partnership and have a limited role in the partnership’s operations and management.

The benefit DNP will derive from its investment in MLPs will be largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. As a partnership, an MLP generally has no tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay tax on its income at the corporate tax rate.

MLPs organized as limited partnerships generally have two classes of limited partner interests — common units and subordinated units, each described more fully below. The general partner interest may be held by either a private or publicly traded corporation or other entity. In many cases, the general partner owns common units, subordinated units and incentive distribution rights (“IDRs”) in addition to its general partner interest in the MLP.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common units also accrue arrearages in distributions to the extent the MQD is not paid. Once common units have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages.

Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. Whenever a distribution is paid to either common unitholders or subordinated unitholders, the general partner is paid a proportional distribution. The holders of IDRs (usually the general partner) are eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per unit surpassing specified target levels. As cash distributions to the limited partners increase, the IDRs receive an increasingly higher percentage of the incremental cash distributions.

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A common arrangement provides that the IDRs can reach a tier where the holder receives 48% of every incremental dollar paid to partners. These IDRs encourage the general partner to streamline costs, make investments and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of such MLP.

MLP Equity Securities.    Equity securities issued by MLPs primarily consist of common units, subordinated units and preferred units, as described more fully below. DNP’s investments in these types of securities are subject to DNP’s limitation to invest no more than 25% of its total assets in MLPs.

MLP Common Units.    The common units of many MLPs are listed and traded on U.S. securities exchanges, including the NYSE and the NASDAQ Global Market. DNP will purchase such common units through open market transactions and underwritten offerings, but may also acquire common units through direct placements and privately negotiated transactions. Holders of MLP common units typically have very limited control and voting rights. Holders of such common units are typically entitled to receive the MQD, including arrearage rights, from the issuer. Generally, an MLP must pay (or set aside for payment) the MQD to holders of common units before any distributions may be paid to subordinated unit holders. In addition, incentive distributions are typically not paid to the general partner or managing member unless the quarterly distributions on the common units exceed specified threshold levels above the MQD. In the event of a liquidation, common unit holders are intended to have a preference to the remaining assets of the issuer over holders of subordinated units. MLPs may also issue different classes of common units that may have different voting, trading, and distribution rights. DNP may invest in different classes of common units.

MLP Subordinated Units.    Subordinated units, which, like common units, represent limited partner or member interests, are not typically listed or traded on an exchange. DNP may purchase outstanding subordinated units through negotiated transactions directly with holders of such units or newly issued subordinated units directly from the issuer. Holders of such subordinated units are generally entitled to receive a distribution only after the MQD and any arrearages from prior quarters have been paid to holders of common units. Holders of subordinated units typically have the right to receive distributions before any incentive distributions are payable to the general partner or managing member. Subordinated units generally do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the issuer of specified financial goals. MLPs may also issue different classes of subordinated units that may have different voting, trading, and distribution rights. DNP may invest in different classes of subordinated units.

MLP Preferred Units.    MLP preferred units are not typically listed or traded on an exchange. DNP may purchase MLP preferred units through negotiated transactions directly with MLPs, affiliates of MLPs and institutional holders of such units. Holders of MLP preferred units can be entitled to a wide range of voting and other rights, depending on the structure of each separate security.

Other MLP Equity Securities.    DNP also may invest in equity securities issued by affiliates of MLPs, including the general partners or managing members of MLPs, and other similarly structured entities. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units. DNP intends to purchase such other MLP equity securities through market transactions, but may also do so through direct placements. DNP’s investments in these entities do not count toward DNP’s limitation to invest no more than 25% of its total assets in MLPs.

I-Shares.    I-Shares represent an ownership interest issued by an MLP affiliate. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of I-units. Thus, I-Shares represent an indirect interest in a MLP limited partnership interest. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distribution. I-Shares themselves have limited voting rights and are similar in that respect to MLP common units. I-Shares differ from MLP common

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units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares in an amount equal to the cash distributions received by common unit holders. I-Shares are traded on the NYSE.

MLP General Partner or Managing Member Interests.    The general partner or managing member interest in MLPs is typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. The holder of the general partner or managing member interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment in the general partner or managing member. General partner or managing member interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. General partner or managing member interests can be privately held or owned by publicly traded entities. General partner or managing member interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership or limited liability company agreement. In addition, holders of general partner or managing member interests typically receive IDRs, which provide them with an increasing share of the entity’s aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the MQD. Due to the IDRs, general partners of MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unit holders in the event of a reduction in the MLP’s quarterly distribution. The ability of the limited partners or members to remove the general partner or managing member without cause is typically very limited. In addition, some MLPs permit the holder of IDRs to reset, under specified circumstances, the incentive distribution levels and receive compensation in exchange for the distribution rights given up in the reset.

Types of MLPs in Which DNP May Invest

Midstream MLPs.    Midstream MLPs own and operate the logistical assets used in the midstream energy sector and are engaged in (a) the treating, gathering, compression, processing, transmission and storage of natural gas and the transportation, fractionation and storage of natural gas liquids (primarily propane, ethane, butane and natural gasoline); (b) the gathering, transportation and storage of crude oil; and (c) the transportation and storage of refined products (primarily gasoline, diesel fuel and jet fuel) and other hydrocarbon by-products. MLPs may also operate ancillary businesses including the marketing of commodities and logistical services. Midstream MLPs includes MLPs that provide transportation and distribution services of energy-related products through the ownership and operation of marine transportation vessels (including tankers, barges and tugboats). Midstream MLPs also includes (a) General Partner MLPs whose assets consist of ownership interests of affiliated Midstream MLPs and (b) I-Shares issued by affiliates of Midstream MLPs.

Upstream MLPs.     Upstream MLPs are businesses engaged in the acquisition, exploitation, development and production of natural gas, natural gas liquids and crude oil. An Upstream MLP’s cash flow and distributions are driven by the amount of oil, natural gas, natural gas liquids and oil produced and the demand for and price of such commodities. As the underlying reserves of an Upstream MLP are produced, its reserve base is depleted. Upstream MLPs may seek to maintain or expand their reserves and production through the acquisition of reserves from other companies, and the exploration and development of existing resources.

Coal MLPs.     Coal MLPs are engaged in the owning, leasing, managing and production and sale of various grades of steam and metallurgical grades of coal. The primary use of steam coal is for electric generation (steam coal is used as a fuel for steam-powered generators by electric utilities). The primary use of metallurgical coal is in the production of steel (metallurgical coal is used to make coke, which, in turn, is used as a raw material in the steel manufacturing process).

Propane MLPs.     Propane MLPs are engaged in the distribution of propane to homeowners for space and water heating and to commercial, industrial and agricultural customers.

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Propane serves approximately 5% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Volumes are weather dependent and a majority of annual cash flow is earned during the winter heating season (October through March).

Marine Shipping MLPs.     Marine shipping MLPs are primarily marine transporters of natural gas, crude oil or refined petroleum products. Marine shipping MLPs derive revenue from charging customers for the transportation of these products utilizing the MLPs’ vessels. Transportation services are typically provided pursuant to a charter or contract, the terms of which vary depending on, for example, the length of use of a particular vessel, the amount of cargo transported, the number of voyages made, the parties operating a vessel or other factors.

Other MLPs.     There are other MLPs that engage in owning energy assets or providing energy-related services, such as refining and distribution of specialty refined products. While these MLPs do not fit into one of the categories listed above, they are publicly traded and seek to generate qualified income so as to qualify for federal tax treatment as a partnership.

Comparison with Direct Investment in MLPs.    DNP seeks to provide an efficient vehicle through which holders of its Common Stock may invest in MLPs in the energy sector. An investment in DNP is different in several ways from direct investments in MLPs, including the following:

Simplified tax reporting.     Investors in DNP, while gaining exposure to a diverse portfolio of MLPs, will receive a single Form 1099, rather than multiple Schedule K-1s from each directly held MLP. Also, direct MLP investors may be required to file state income tax returns in each state in which the MLP operates, while investors in DNP will not be required to file state income tax returns in each state where the MLPs operate.

Access to investments typically unavailable to retail investors.    In addition to publicly traded MLPs, DNP may invest in MLPs through direct placements. Direct placements offer the potential for increased returns, but are usually available only to a limited number of institutional investors.

Costs associated with investments in DNP as opposed to direct investments in MLPs.     Investors in DNP are subject to the management fees and other expenses of investing in DNP. Direct investments in an MLP are not subject to these costs.

Favorable tax treatment.     Distributions from DNP may be tax-advantaged, although we cannot give assurances in this regard. To the extent that distributions exceed DNP’s earnings and profits, distributions are generally not treated as taxable income for the investor. Instead, the holders of Common Stock will experience a reduction in basis in their Common Stock, which may increase the capital gain, or reduce capital loss, realized upon sale of such Common Stock. See “Certain United States Federal Income Tax Considerations.”

Appropriate for inclusion in IRAs and other qualified accounts.     Because DNP’s distributions are not considered unrelated business taxable income (“UBTI”), IRAs, 401(k) plans and other employee benefit plans may invest in DNP.

Suitable investments for corporations and investment companies.     Subject to certain holding period and other requirements, distributions by DNP that are attributable to qualifying dividends received by DNP from certain domestic corporations may be designated by DNP as being eligible for the dividends received deduction in the case of corporate shareholders and generally will be treated as “qualified dividend income” for shareholders taxed as individuals and will be eligible for reduced rates of taxation. In addition, dividends on Common Stock will be treated as qualifying income for each holder of Common Stock that is an investment company (including mutual funds) that has elected to be taxed as a regulated investment company. In contrast, income received directly by such investment companies from MLPs may not be treated as qualifying income by such investment companies.

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Corporate Bonds and other Debt Securities

DNP also invests in corporate bonds, debentures and other debt securities of companies in the public utilities industry or other industries and sectors. Debt securities in which DNP invests may pay fixed or variable rates of interest. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt securities are “perpetual” in that they have no maturity date. Generally, DNP purchases a fixed income security only if, at the time of purchase, it is rated investment grade, although DNP is not required to divest itself of a security that falls below investment grade. DNP does not have a specific maturity policy but generally does not purchase fixed income securities with maturities longer than 30 years.

Convertible Securities and Bonds with Warrants Attached

DNP may invest in preferred stocks and fixed-income obligations that are convertible into common stocks of domestic and foreign issuers, and bonds issued as a unit with warrants to purchase equity or fixed-income securities. Convertible securities in which DNP may invest, comprised of both convertible debt and convertible preferred stock, may be converted at either a stated price or at a stated rate into underlying shares of common stock. Because of this feature, convertible securities generally enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities often provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds, and, in addition, fluctuates in relation to the market price of the underlying common stock.

Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds may also be issued with warrants attached to purchase additional fixed-income securities at the same coupon rate. A decline in interest rates would permit DNP to buy additional bonds at a favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

Real Estate Investment Trusts

DNP may invest in companies that are treated as real estate investment trusts for federal income tax purposes (“REITs”). REITs are financial vehicles that pool investors’ capital to acquire, develop and/or finance real estate and provide services to their tenants. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., regional malls, shopping centers, office buildings, apartment buildings and industrial warehouses. The market value of REIT shares and the ability of REITs to distribute income may be adversely affected by numerous factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increasing competition and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws and other factors beyond the control of the issuers. In addition, distributions received by DNP from REITs may consist of dividends, capital gains and/or return of capital. REIT income distributions received by DNP generally will not be treated as qualified dividends.

Investment Techniques

DNP may from time to time employ a variety of investment techniques to hedge against fluctuations in the price of portfolio securities, to enhance total return or to provide a substitute for the purchase or sale of securities. Some of these techniques, such as purchases of put and call options, options on stock indices and stock index futures and entry into certain credit derivative transactions, are hedges against or substitutes for investments in

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equity investments. Other techniques, such as the purchase of interest rate futures and entry into transactions involving interest rate swaps, options on interest rate swaps and certain credit derivatives, are hedges against or substitutes for investments in debt securities. DNP’s ability to utilize any of the techniques as described above may be limited by restrictions imposed on its operations in connection with obtaining and maintaining its qualification as a regulated investment company under the Code.

Other Significant Investment Policies

The following are other significant investment policies and restrictions of DNP, which may be changed by the Board without the approval of DNP’s shareholders.

Fixed Income Securities. DNP purchases a fixed income security only if, at the time of purchase, it is (i) rated investment grade by at least two of the following three nationally recognized statistical rating organizations: Moody’s, S&P and Fitch Ratings, Inc. or (ii) determined by the Investment Adviser to be of investment grade and not rated below investment grade by any of the aforementioned rating services. A fixed income security rated investment grade has a rating of BBB- or better by Fitch, Baa3 or better by Moody’s, or BBB- or better by S&P. In making its determination that a fixed income security is investment grade, the Investment Adviser will use the standards used by a nationally recognized statistical rating organization.

Rating Agency Guidelines. DNP has issued preferred stock and Secured Notes, which are currently rated by Fitch. Fitch has established guidelines in connection with the ratings of DNP’s preferred stock and Secured Notes. The rating agency guidelines relate to, among other things, the composition of DNP’s portfolio, as well as restrictions on borrowing and the use of certain investment techniques by DNP. In addition, the use of derivative transactions could have potential negative ratings implications if they adversely affect the asset coverage available to the preferred stock and Secured Notes. Currently, DNP’s charter requires DNP to comply with the rating agency’s guidelines, unless DNP receives written confirmation from the rating agency that a proposed noncompliance will not adversely affect its then-current rating of the preferred stock and Secured Notes.

Options and Futures Transactions. DNP may seek to increase its current return by writing covered options. In addition, through the writing and purchase of options and the purchase and sale of futures contracts and related options, DNP may at times seek to hedge against a decline in the value of securities owned by it or an increase in the price of securities which it plans to purchase. See “Rating Agency Guidelines” above regarding the potential impact of derivative transactions on the rating of DNP’s preferred stock and Secured Notes.

Swap and Swaption Transactions. DNP may utilize interest rate and credit swaps and swaptions, subject to the following restrictions: (i) swaps and swaptions must be U.S. dollar denominated and used for hedging purposes only; (ii) no more than 5% of DNP’s total assets, at the time of purchase, may be invested in time premiums paid for swaptions; (iii) the terms of all swaps and swaptions must conform to the standards of the ISDA Master Agreement published by the International Swaps and Derivatives Association, Inc.; and (iv) the counterparty must be a bank or broker-dealer firm regulated under the laws of the United States that is (A) on a list approved by the Board, (B) with capital of at least $100 million and (C) rated investment grade by both S&P and Moody’s. See “Rating Agency Guidelines” above regarding the potential impact of derivative transactions on the rating of DNP’s preferred stock and Secured Notes.

Credit Derivatives. The market value of DNP’s investments in credit derivatives and/or premiums paid therefor as a buyer of credit protection will not exceed 10% of DNP’s total assets and the notional value of the credit exposure to which DNP is subject when it sells credit derivatives will not exceed 33 1 / 3 % of DNP’s total assets. See “Rating Agency Guidelines” above regarding the potential impact of derivative transactions on the rating of DNP’s preferred stock and Secured Notes.

Restricted Securities. DNP may not invest in securities subject to legal or contractual restrictions on resale, if, as a result of such investment, more than 10% of DNP’s total assets would be invested in such securities.

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PERCENTAGE RESTRICTIONS

The Funds’ investment policies, techniques and restrictions that are set forth in the Proxy Statement/Prospectus or this Statement of Additional Information may contain percentage restrictions with respect to the amount of such Fund’s assets that may be invested in a given manner. If any such percentage restriction is adhered to at the time a transaction is effected, later changes in percentages resulting from changes in value or in the number of outstanding securities of an issuer will not be considered a violation.

PORTFOLIO HOLDINGS

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended January 31 and July 31) as an exhibit to its reports on Form NPORT-P. Each Fund’s NPORT-P is available on the SEC’s website at www.sec.gov. In addition, each Fund’s Form NPORT-P is available without charge, upon request, by calling the Administrator toll-free at (833)  604-3163 and is available on such Fund’s website at www.dpimc.com/duc or www.dpimc.com/dnp.

PORTFOLIO MANAGERS

Other Accounts Managed by Portfolio Managers

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of each Fund’s investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the Investment Adviser may have in place that could benefit the Funds and/or such other accounts. The Investment Adviser has adopted policies and procedures designed to address any such conflicts of interest to ensure that all management time, resources and investment opportunities are allocated equitably.

The table below identifies (as of October 31, 2020), for each portfolio manager, the number of accounts, other than the Funds for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. As of October 31, 2020, each Fund’s portfolio managers did not manage any accounts with respect to which the advisory fee is based on the performance of the account, nor do they manage any hedge funds.

DUC

	Registered Investment Companies(1)		Other Pooled Investment Vehicles(2)		Other Accounts(3)
Name of Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Daniel J. Petrisko	2	$3,703	0	—	7	$1,850

(1)

Registered Investment Companies include all open and closed-end mutual funds. For Registered Investment Companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

(2)	Other Pooled Investment Vehicles include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the 1940 Act, such as private placements and hedge funds.
(3)	Other Accounts include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds and collateralized bond obligations.

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DNP

	Registered Investment Companies(1)		Other Pooled Investment Vehicles(2)		Other Accounts(3)
Name of Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Connie M. Luecke	3	$607	0	—	0	—
Daniel J. Petrisko	2	$389	0	—	7	$1,850

(1)

Registered Investment Companies include all open and closed-end mutual funds. For Registered Investment Companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

(2)	Other Pooled Investment Vehicles include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the 1940 Act, such as private placements and hedge funds.
(3)	Other Accounts include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds and collateralized bond obligations.

Compensation of Portfolio Managers

The following is a description of the compensation structure, as of October 31, 2020, of each Fund’s portfolio managers. The portfolio managers receive a base salary, an incentive bonus opportunity and a benefits package, as described below. Highly-compensated individuals participate in a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“RSUs”) with multi-year vesting and options, subject to the approval of the board of directors of Virtus, and may also take advantage of opportunities to defer their compensation and potentially defer their current tax liability.

Base Salary. Each portfolio manager is paid a fixed base salary, which is determined by Virtus and the Investment Adviser and is designed to be competitive in light of the individual’s experience and responsibilities. Virtus management utilizes results of an investment industry compensation survey conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus. Incentive bonus pools are based on firm profits. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus RSUs. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures established at the beginning of each calendar year. Performance of the Funds managed is measured over one-, three- and five-year periods. Generally, an individual manager’s participation is based on the performance of each fund managed as weighted roughly by total assets in each of these funds. Incentive bonus compensation of the Fund’s portfolio managers is currently comprised of two main components:

First, 70% of the incentive bonus is based on: (i) the pre-tax performance of the Funds, as measured by earnings per share and total return over a one,-three,-and five-year period against specified benchmarks and/or peer groups; (ii) the success of the individual manager in achieving assigned goals; and (iii) a subjective assessment of the manager’s contribution to the efforts of the team. The total return component of the performance portion of portfolio managers’ incentive bonus compensation is compared to a composite of the S&P Utility Market Price Index and the Bloomberg Barclays U.S. Utility Bond Index. Portfolio Managers who manage more than one product may have other components in their formulaic calculation that are appropriate to the other products, weighted according to the proportion of the manager’s time that is allocated to each specific product.

Second, 30% of the target incentive is based on financial measures of Virtus. These financial measures include adjusted earnings before interest, tax, depreciation and amortization, gross inflows, and product investment performance. A portion of the total incentive bonus can be paid in Virtus RSUs that vest over three years.

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The performance portion of the portfolio managers’ incentive bonus compensation is not based on the value of assets held in each Fund’s portfolio (except to the extent that the level of assets in each Fund’s portfolio affects the advisory fee received by the Adviser and thus, indirectly, the profitability of Virtus).

Other Benefits. Portfolio managers are eligible to participate in a 401(k) plan, health insurance, and other benefits offered generally to the firm’s employees that could include granting of RSUs and options in Virtus stock.

Portfolio Manager Ownership of Fund Securities. The following table sets forth the dollar range of equity securities in the Funds beneficially owned, as of October 31, 2020 by each of the portfolio managers identified in the Fund’s prospectus.

DUC

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Daniel J. Petrisko	$10,001-$50,000

DNP

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Connie M. Luecke	$50,001-$100,000
Daniel J. Petrisko	None

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Investment Adviser has discretion to select brokers and dealers to execute portfolio transactions initiated by the Investment Adviser. DUC paid brokerage commissions in the aggregate amount of $0, $0 and $0 during the fiscal years ended October 31, 2020, 2019 and 2018, respectively, not including the gross underwriting spread on securities purchased in underwritten public offerings. DNP paid brokerage commissions in the aggregate amount of $428,024, $498,969 and $450,731 during the fiscal years ended October 31, 2020, 2019 and 2018, respectively, not including the gross underwriting spread on securities purchased in underwritten public offerings.

The Funds did not pay any brokerage commissions during the fiscal years ended October 31, 2020, 2019 or 2018 to any broker that (1) is an affiliated person of the Funds, (2) is an affiliated person of an affiliated person of the Funds or (3) has an affiliated person that is an affiliated person of the Funds, the Investment Adviser or Wells Fargo Securities, LLC (“Wells Fargo Securities”), the underwriter for DNP’s “at-the-market” offering program, except for the following commissions paid by DNP to Wells Fargo Securities:

DNP

Fiscal Year Ended October 31	Amount of Brokerage Commissions
2018	$17,400
2019	$17,492
2020	$22,885

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by the Investment Adviser. The Investment Adviser is also responsible for the execution of transactions for all other accounts managed by it. The Investment Adviser places the portfolio security transactions of the Fund and of all other accounts managed by it for execution with many firms. The Investment Adviser uses its best efforts to obtain execution of portfolio security transactions at prices which are

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advantageous to the Fund and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the Investment Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the executing firm’s services, the value of the brokerage and research services provided, the responsiveness of the brokerage firm to the Investment Adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any.

Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer. Transactions in foreign securities often involve the payment of brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid often includes a disclosed fixed commission or discount retained by the underwriter or dealer.

Fixed-income obligations which may be purchased and sold by the Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers or banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuers of such obligations. The Fund may also purchase fixed-income and other securities from underwriters, the cost of which may include undisclosed fees and concessions to the underwriters.

Although spreads or commissions paid on portfolio security transactions will, in the judgment of the Investment Adviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Investment Adviser’s clients in part for providing brokerage and research services to the Investment Adviser.

In selecting brokers or dealers to execute portfolio transactions and in evaluating the best net price and execution available, the Investment Adviser is authorized to consider “brokerage and research services” (as those terms are defined in Section 28(e) of the 1934 Act), statistical quotations, specifically the quotations necessary to determine a Fund’s NAV, and other information provided to the Funds and/or to the Investment Adviser (or their affiliates). The Investment Adviser is also authorized to cause the Funds to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Investment Adviser must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Investment Adviser exercises investment discretion. It is possible that certain of the services received by the Investment Adviser attributable to a particular transaction will benefit one or more other accounts for which investment discretion is exercised by the Investment Adviser.

Securities considered as investments for the Funds may also be appropriate for other investment accounts managed by the Investment Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Funds and one or more of such other accounts simultaneously, the Investment Adviser will allocate the security transactions (including “hot” issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Funds will not participate in a transaction that is allocated among other accounts. Additionally, trades executed by different firms, including the Investment Adviser, will not be aggregated and allocated as to price; thus, there may be instances where the Fund does not

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pay or receive the same price as other investment accounts managed by the Investment Adviser. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Funds from time to time, it is the opinion of the directors of the Funds that the benefits received from the Investment Adviser’s organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

During each Fund’s last fiscal year, pursuant to agreements or understandings with brokers or otherwise through an internal allocation procedure, the Investment Adviser directed certain of each Fund’s brokerage transactions to certain brokers because of the research services provided by those brokers as described above. For fiscal year ended October 31, 2020, the aggregate principal amount of the transactions involved was $0 for DUC and $269,185,075 for DNP and the aggregate amount of the related commissions was $0 for DUC and $247,470 for DNP.

TAXES

The following discussion is a brief summary of certain U.S. federal income tax considerations affecting DNP and its U.S. shareholders. All references in this discussion to the “Fund” include only DNP.

No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Fund and its shareholders (including shareholders owning a large position in the Fund), and the discussions set forth here and in the prospectus do not constitute tax advice. Investors are urged to consult their tax advisors with any specific questions relating to federal, state, local and foreign taxes. The discussion reflects applicable tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may be changed or subject to new interpretations by the courts or the IRS retroactively or prospectively.

Taxation of the Fund

The Fund has elected to be treated, has qualified and intends to continue to qualify each year for treatment as a regulated investment company (a “RIC”) under Subchapter M of the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and income from interests in qualified publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, United States Government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than United States Government securities and the securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) one or more qualified publicly traded partnerships; and (iii) distribute in each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and tax-exempt interest in accordance with the timing requirements imposed by the Code. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirement, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98.2% of its

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capital gain net income (which is the excess of its realized net long-term capital gain over its realized net short-term capital loss or the excess of its realized net short-term capital gain over its realized net long-term capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, plus (iii) 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that was not paid during such year and on which the Fund paid no federal income tax. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

A dividend, paid from earnings and profits, will be treated as paid during a calendar year if it is paid during that calendar year or declared by the Fund in October, November or December of that year, payable to shareholders of record on a date during such a month and paid by the Fund during January of the following year. Any such dividends paid during January of the following year will be deemed to be received on December 31 of the year the dividends are declared, rather than when the dividends are received.

If the Fund does not qualify for treatment as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholders as ordinary income. Such distributions generally will be eligible (i) for the dividends received deduction in the case of corporate shareholders and (ii) for treatment as “qualified dividends” in the case of individual shareholders. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.

If the Fund utilizes leverage through borrowings, it may be restricted by loan covenants with respect to the declaration and payment of dividends in certain circumstances.

The Fund’s Investments

The Fund’s investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of securities held by the Fund, convert dividends that would otherwise be eligible for the dividends received deduction (for corporate shareholders) or for treatment as qualified dividend income (for individual shareholders) as ineligible for such treatment, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund may be required to limit its activities in options, futures contracts and other transactions in order to enable it to maintain its RIC status.

Some of the debt obligations acquired by the Fund may be treated as debt obligations that are issued with original issue discount (“OID”). Such OID generally will be included in income in the taxable year of accrual and before the Fund receives any corresponding cash payments. Since, in certain circumstances, the Fund may recognize income before receiving cash representing such income, it may have difficulty making distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and for avoiding income and excise taxes.

Accordingly, the Fund may be required to borrow money or dispose of securities under disadvantageous circumstances in order to generate cash to satisfy the Fund’s distribution requirements.

14

Any recognized gain attributable to market discount on long-term debt obligations (i.e., obligations with a term of more than one year) purchased by the Fund is taxable as ordinary income, unless the Fund makes an election to accrue market discount on a current basis. A long-term debt obligation generally is treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of any obligation that does not have OID or (ii) the sum of the issue price and any OID that accrued before the obligation was purchased, in the case of an obligation that does have OID, in each case subject to a de minimis exclusion.

If the Fund invests (directly or indirectly through a REIT) in residual interests in real estate mortgage investment conduits (“REMICs”), a portion of the Fund’s income attributable to such interests will be subject to a U.S. federal income tax in all events. “Excess inclusion income” of the Fund generated by a residual interest in a REMIC will be allocated to shareholders of the Fund in proportion to the dividends received by the shareholders of the Fund. Excess inclusion income generally (i) cannot be offset by net operating losses, (ii) will constitute unrelated business taxable income to certain tax exempt investors and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if the shareholders of the Fund include a “disqualified organization” (such as certain governments or governmental agencies) the Fund may be liable for a tax on the excess inclusion income allocable to the disqualified organization.

The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Income received by the Fund with respect to foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions may reduce or eliminate such taxes. Generally, shareholders will not be entitled to claim a credit or deductions with respect to foreign taxes.

If the Fund acquires any equity interest in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such income (“Passive Foreign Investment Companies” or “PFICs”), the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election generally may be available that would ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its return from these investments.

Taxation of Shareholders

Distributions by the Fund with respect to its common stock will constitute dividends to the extent of the Fund’s current and accumulated earnings and profits as calculated for federal income tax purposes. Distributions of any taxable net investment income and net short-term capital gain will be taxable as ordinary income (except to the extent that a reduced capital gains tax rate applies to qualified dividend income). Distributions of the Fund’s net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that are properly reported by the Fund will be taxable to shareholders as long-term capital gains, regardless of the length of time they held their shares. So long as the Fund has capital loss carryforwards, distributions derived from capital gains in the Fund’s portfolio may constitute ordinary income, rather than capital gains, to shareholders.

15

Subject to certain conditions and limitations, under applicable federal income tax provisions, a corporation receiving dividends with respect to stock it owns in another corporation is allowed a deduction against a portion of such dividend income received (the “Dividends Received Deduction”). The Fund expects to receive dividends with respect to some or all of the stocks in other corporations held by the Fund, and the Fund may designate such dividends as eligible for the Dividends Received Deduction only to the extent that the Fund receives dividends for which the Fund would be entitled to the Dividends Received Deduction if the Fund were a regular corporation and not a RIC. A corporation that owns common stock or preferred stock generally will be entitled to a Dividends Received Deduction with respect to a designated portion of the dividends it receives from the Fund.

For dividends received by the Fund to be eligible for designation for the Dividends Received Deduction, the dividends must be paid by a domestic corporation that is subject to U.S. income tax and the Fund must hold the stock of such corporation for at least 46 days during the 91-day period beginning 45 days before the ex-dividend date for the stock (91 days during the 181-day period for certain preferred stock). The Fund’s holding period for stock will in general not include any period for which the Fund holds an option to sell or is the writer of an option to buy substantially identical stock, although there exists an exception for certain options written by the Fund, the exercise prices of which are not below the market prices of the underlying securities at the times the options are written. The Dividends Received Deduction is reduced for dividends received from debt-financed portfolio stock by a percentage related to the amount of debt incurred to purchase such stock.

In order for dividends effectively designated by the Fund as eligible for the Dividends Received Deduction to qualify for the Dividends Received Deduction when received by a particular shareholder, the shareholder must, among other things, be a corporation meeting the 46-day (or 91-day) holding period requirement described above with respect to its Fund shares. The Dividends Received Deduction will be reduced in the case of a shareholder who has incurred indebtedness, or is treated as having incurred indebtedness, that is “directly attributable” to the acquisition or carrying of the shares. The basis of a shareholder’s shares may be reduced in the case of certain “extraordinary dividends” eligible for the Dividends Received Deduction by an amount equal to the non-taxed portion of such dividends, although it is expected that such extraordinary dividends will be paid only in unusual circumstances.

Under current law, certain income distributions properly designated and paid by the Fund to individual taxpayers are taxed at rates equal to those applicable to net long-term capital gains. This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the shareholder and the dividends are attributable to qualified dividends received by the Fund itself. Corporate taxpayers are taxed at ordinary income tax rates on dividends not eligible for the Dividends Received Deduction. For this purpose, “qualified dividends” means dividends received by the Fund from U.S. corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations.

In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. Dividends received by the Fund from REITs are qualified dividends eligible for this lower tax rate only in limited circumstances.

A dividend will not be treated as qualified dividend income (whether received by the Fund or paid by the Fund to a shareholder) if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or fewer than 90 days during the associated 181-day period, in the case of dividends attributable to periods in excess of 366 days paid with respect to preferred stock), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

16

The benefits of the reduced tax rates applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

Distributions in excess of the Fund’s current or accumulated earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such holder (assuming the shares are held as a capital asset). For non-corporate taxpayers, under current law, distributions of investment company taxable income (other than qualified dividend income), including distributions of short-term capital gains, currently will be taxed at a maximum rate of 37%, while net capital gain generally will be taxed at a maximum rate of 20%. For purposes of determining whether distributions are out of the Fund’s current or accumulated earnings and profits, the Fund’s earnings and profits will be allocated first to the Fund’s preferred stock and then to the Fund’s common stock.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

The Fund may retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Fund will be subject to a tax at a rate of 21% of such amount. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its shareholders, each of whom (i) will be required to include in income for tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of the Fund by an amount equal to 79% of the amount of undistributed capital gain included in such shareholder’s gross income.

The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. Long-term capital gain rates applicable to individuals currently are taxed at a maximum rate of 20%. Any loss realized upon the sale or exchange of Fund shares with a holding period of 6 months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the holder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under “wash sale” rules to the extent the shareholder acquires other substantially identical shares (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the redemption or other disposition of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder’s tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund) before January 31 of the next calendar year pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder’s tax basis in some or all of any other shares acquired.

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Shareholders may be entitled to offset their capital gain dividends with capital loss. There are a number of statutory provisions affecting when capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities. Accordingly, shareholders with capital loss are urged to consult their tax advisors.

Dividends and distributions on the Fund’s shares generally are subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s NAV reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s NAV also reflects unrealized losses.

As discussed above, certain dividends declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% excise tax) during such prior taxable year. In such case, however, shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number (“TIN”) and certain certifications required by the IRS, as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker, may be subject to “backup withholding” of federal income tax from the Fund’s ordinary income dividends and other distributions as well as the gross proceeds of sales of shares, at a rate equal to the fourth lowest rate of tax applicable to a single individual (currently 24%). An individual’s TIN generally is his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The IRS has taken the position that if a RIC has more than one class of shares, it may designate distributions made to each class in any year as consisting of no more than that class’s proportionate share of a particular type of income for that year, including ordinary income and net capital gain. A class’s proportionate share of a particular type of income for a year is determined according to the percentage of total dividends paid by the RIC during that year to the class.

The Fund will be required to withhold U.S. tax (at a 30% rate) on payments of dividends made to certain non-U.S. entities that fail to comply with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisors with respect to special tax rules that may apply in their particular situations, as well as the state, local and, where applicable, foreign tax consequences of investing in the Fund.

OTHER INFORMATION

Codes of Ethics

Each of the Funds and the Investment Adviser has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. The Codes impose significant restrictions on the ability of personnel subject to the Codes to engage in

18

personal securities transactions. Among other things, the Codes generally prohibit covered personnel from knowingly buying or selling securities (except for mutual funds, United States Government securities and money market instruments) that are being purchased, sold or considered for purchase or sale by the Funds unless the proposed purchases are approved in advance by the Investment Adviser’s compliance officer. The Codes also contain certain reporting requirements and compliance procedures.

The Codes are available at the EDGAR Database on the SEC’s Internet site at www.sec.gov. The SEC file number for documents filed by the Funds under the 1940 Act is 811-7358 for DUC and 811-4915 for DNP.

Proxy Voting Policies and Procedures

The Funds have adopted proxy voting policies and procedures. The following is a summary description of those policies and procedures, the full text of which is available on each Fund’s website at www.dpimc.com/duc and www.dpimc.com/dnp, respectively.

Subject to the right of the Board to give the Investment Adviser written instructions as to the voting or non-voting of proxies on any matter presenting an actual or perceived conflict of interest as described below, the Funds have delegated the voting of proxies with respect to securities owned by it to the Investment Adviser. The Investment Adviser may delegate its proxy voting responsibilities to a proxy committee comprised of employees of the Investment Adviser, established from time to time by the Investment Adviser, and may engage one or more qualified, independent organizations to vote proxies on behalf of the Fund, subject in each case to compliance with these policies and procedures.

It is the intention of the Funds to exercise stock ownership rights in portfolio holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Funds. Accordingly, the Funds or its delegate(s) endeavors to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings.

The Investment Adviser will generally vote in favor of management recommendations on routine matters. The Investment Adviser will analyze and vote on non-routine matters, including the adoption of anti-takeover measures, proxy contests for control, contested elections of directors, corporate governance matters and executive compensation matters, on a case-by-case basis, taking into account factors appropriate to each such matter. The Investment Adviser will generally vote against shareholder proposals on social issues, except where it determines that a different position would be in the clear economic interests of the Funds and its shareholders. The Investment Adviser may abstain from voting when it concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

In exercising its voting discretion, the Investment Adviser will seek to avoid any actual or perceived conflicts of interest between the interests of Fund shareholders, on the one hand, and those of the Investment Adviser or any affiliated person of the Funds or the Investment Adviser or each Fund’s principal underwriter, on the other hand. The Investment Adviser will notify the Board promptly after becoming aware that any actual or potential conflict of interest exists, indicating how the Investment Adviser proposes to vote on the matter and its reasons for doing so. The Board may decide to (i) vote pursuant to the recommendation of the delegate, (ii) abstain from voting or (iii) rely on the recommendations of an established, independent third party with qualifications to vote proxies. The Investment Adviser may not waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board or its duly authorized representative.

Information regarding how the Funds voted proxies related to its portfolio securities during the most recent 12-month period ended June 30, 2020 is available (i) without charge, upon request, by calling 866-270-7598 or on each Fund’s website at www.dpimc.com/duc and www.dpimc.com/dnp, respectively, and (ii) on the SEC’s website at www.sec.gov.

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FINANCIAL STATEMENTS

The financial statements listed below are incorporated herein by reference from each Fund’s Annual Report to Shareholders for the year ended October 31, 2020 as filed on Form N-CSR with the SEC on December 29, 2020 (File No. 811-7358 for DUC and File No. 811-4915 for DNP). All other portions of the Annual Report to Shareholders are not incorporated herein by reference and are not part of the Registration Statement. A copy of the Annual Report to Shareholders may be obtained without charge by writing to the Fund at its address at 200 South Wacker Drive, Chicago, Illinois 60606 or by calling the Administrator toll-free at (833) 604-3163.

Annual Report:
—	Report of independent registered public accounting firm
—	Schedule of Investments at October 31, 2020
—	Statement of Assets And Liabilities at October 31, 2020
—	Statement of Operations for the fiscal year ended October 31, 2020
—	Statement of Changes in Net Assets for the fiscal years ended October 31, 2020 and 2019
—	Statement of Cash Flows for the fiscal year ended October 31, 2020
—	Financial Highlights — Selected Per Share Data and Ratios
—	Notes to Financial Statements

PRO FORMA FINANCIAL STATEMENTS

Pro forma financial statements for the merger of DUC into DNP are not presented because DUC had net assets of less than 10% of the net assets of DNP as of January 8, 2021.

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APPENDIX A

CREDIT RATINGS

MOODY’S INVESTORS SERVICE, INC.

Long-Term Obligation Ratings

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Obligation Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

A-1

STANDARD & POOR’S FINANCIAL SERVICES LLC

Long-Term Issue Credit Ratings

S&P’s issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	The likelihood of payment — the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

•	The nature and provisions of the financial obligation, and the promise we impute; and

•

The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

S&P’s issue ratings are an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Investment Grade

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

A-2

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C: A C rating is assigned to obligations that are currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D: An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to D if it is subject to a distressed exchange offer.

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1: A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. Ratings of B-1, B-2, and B-3 may be assigned to indicate finer distinctions within the B category. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period

A-3

longer than five business days will be treated as five business days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to D if it is subject to a distressed exchange offer.

Qualifiers (Active)

S&P uses the following (active) qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

L: Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” subscript indicates that the rating addresses the principal portion of the obligation only. The “p” subscript will always be used in conjunction with the “i” subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated AAA and the interest portion of the obligation is not rated.

prelim: Preliminary ratings, with the “prelim” qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P of appropriate documentation. S&P reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations.

•

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

CIR: This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

A-4

FITCH RATINGS, INC.

Corporate Finance Obligations — Long-Term Rating Scales. Fitch states that ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability also is included in the rating assessment. This notably applies to covered bond ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

Fitch states that the relationship between issuer scale and obligation scale assumes a generic historical average recovery. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower or the same as that entity’s issuer rating.

Highest credit quality: “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

Very high credit quality: “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

High credit quality: “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

Good credit quality: “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative: “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

Highly speculative: “B” ratings indicate that material credit risk is present.

Substantial credit risk: “CCC” ratings indicate that substantial credit risk is present.

Very high levels of credit risk: “CC” ratings indicate very high levels of credit risk.

Exceptionally high levels of credit risk: “C” indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings (see “Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance” below), but are instead rated in the “B” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC.”

Structured, Project & Public Finance Obligations — Long-Term Rating Scales. Fitch states that ratings of structured finance obligations on the long-term scale consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

A-5

Highest credit quality: “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

Very high credit quality: “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

High credit quality: “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

Good credit quality: “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative: “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

Highly speculative: “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

Substantial credit risk: “CCC” indicates that default is a real possibility.

Very high levels of credit risk: “CC” indicates that default of some kind appears probable.

Exceptionally high levels of credit risk: “C” indicates that default appears imminent or inevitable.

Default: “D” indicates a default. Default generally is defined as one of the following: failure to make payment of principal and/or interest under the contractual terms of the rated obligation; the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or the distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Short-Term Ratings Assigned to Issuers and Obligations. Fitch states that its short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Fitch short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Highest short-term credit quality: “F1” indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

Good short-term credit quality: “F2” indicates good intrinsic capacity for timely payment of financial commitments.

Fair short-term credit quality: “F3” indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

A-6

Speculative short-term credit quality: “B” indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

High short-term default risk: “C” indicates that default is a real possibility.

Restricted default: “RD” indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

Default: “D” indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

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The ratings indicated herein are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Fund’s fiscal year end.

A-7